As filed with the Securities and Exchange
                        Commission on March 1, 2011


                                                      File Nos.        2-11023
                                                                       811-00126

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 115                      [X]


                                     and/or

             REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 54                              [X]


                        ________________________________

                 ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.
               (Exact name of Registrant as Specified in Charter)

                             AllianceBernstein L.P.
             1345 Avenue of the Americas, New York, New York, 10105
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, Including Area Code:
                                 (800) 221-5672
                        ________________________________

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                           New York, New York, 10105
                    (Name and address of agent for service)

                          Copies of communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                              1200 G Street, N.W.
                                   Suite 350
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)


            [_]   immediately upon filing pursuant to paragraph (b)
            [X]   on March 1, 2011 pursuant to paragraph (b)
            [_]   60 days after filing pursuant to paragraph (a)(1)
            [_]   on (date) pursuant to paragraph (a)(1)
            [_]   75 days after filing pursuant to paragraph (a)(2)
            [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

        [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ALLIANCEBERNSTEIN VALUE FUNDS -- VALUE FUNDS -- (A, B, C AND ADVISOR CLASS
SHARES)


PROSPECTUS | MARCH 1, 2011


AllianceBernstein Value Funds
A family of value-oriented mutual funds


Domestic Value Funds                                            International Value Funds
(Shares Offered--Exchange Ticker Symbol)                        (Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Value Fund                                    AllianceBernstein Global Real Estate Investment Fund
    (Class A-ABVAX; Class B-ABVBX; Class C-ABVCX;                   (Class A-AREAX; Class B-AREBX; Class C-ARECX;
     Advisor Class-ABVYX)                                            Advisor Class-ARSYX)

    AllianceBernstein Small/Mid Cap Value Fund                      AllianceBernstein International Value Fund
    (Class A-ABASX; Class B-ABBSX; Class C-ABCSX;                   (Class A-ABIAX; Class B-ABIBX; Class C-ABICX;
     Advisor Class-ABYSX)                                            Advisor Class-ABIYX)

    AllianceBernstein Growth and Income Fund                        AllianceBernstein Global Value Fund
    (Class A-CABDX; Class B-CBBDX; Class C-CBBCX;                   (Class A-ABAGX; Class B-ABBGX; Class C-ABCGX; Advisor
     Advisor Class-CBBYX)                                            Class-ABGYX)

    AllianceBernstein Core Opportunities Fund
    (Class A-ADGAX; Class B-ADGBX; Class C-ADGCX;
     Advisor Class-ADGYX)

    AllianceBernstein Balanced Shares
    (Class A-CABNX; Class B-CABBX; Class C-CBACX;
     Advisor Class-CBSYX)

    AllianceBernstein Equity Income Fund
    (Class A-AUIAX; Class B-AUIBX; Class C-AUICX;
     Advisor Class-AUIYX)



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------



                                                               Page
SUMMARY INFORMATION...........................................   1

DOMESTIC VALUE FUNDS..........................................   1

  ALLIANCEBERNSTEIN VALUE FUND................................   1

  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND..................   8

  ALLIANCEBERNSTEIN GROWTH AND INCOME FUND....................  12

  ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND...................  16

  ALLIANCEBERNSTEIN BALANCED SHARES...........................  20

  ALLIANCEBERNSTEIN EQUITY INCOME FUND........................  25

INTERNATIONAL VALUE FUNDS.....................................  29

  ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND........  29

  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND..................  34

  ALLIANCEBERNSTEIN GLOBAL VALUE FUND.........................  38

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  43

INVESTING IN THE FUNDS........................................  51

  How to Buy Shares...........................................  51

  The Different Share Class Expenses..........................  52

  Sales Charge Reduction Programs.............................  53

  CDSC Waivers and Other Programs.............................  54

  The "Pros" and "Cons" of Different Share Classes............  55

  Payments to Financial Advisors and Their Firms..............  55

  How to Exchange Shares......................................  57

  How to Sell or Redeem Shares................................  57

  Frequent Purchases and Redemptions of Fund Shares...........  57

  How the Funds Value Their Shares............................  59

MANAGEMENT OF THE FUNDS.......................................  60

DIVIDENDS, DISTRIBUTIONS AND TAXES............................  64

GENERAL INFORMATION...........................................  65

GLOSSARY......................................................  66

FINANCIAL HIGHLIGHTS..........................................  67

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC VALUE FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' Statement of Additional Information ("SAI").


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%           None            None       None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%*          1.00%**     None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None       None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%      .55%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%      None
Other Expenses:
  Transfer Agent                            .13%    .22%    .16%      .13%
  Other Expenses                            .13%    .13%    .13%      .13%
                                           -----   -----   -----      ----
Total Other Expenses                        .26%    .35%    .29%      .26%
                                           -----   -----   -----      ----
Total Annual Fund Operating Expenses       1.11%   1.90%   1.84%      .81%
                                           =====   =====   =====      ====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge, or CDSC, decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  533  $  593  $  287     $   83
After 3 Years   $  763  $  797  $  579     $  259
After 5 Years   $1,011  $1,026  $  995     $  450
After 10 Years  $1,719  $2,016  $2,159     $1,002
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  533  $  193  $  187     $   83
After 3 Years   $  763  $  597  $  579     $  259
After 5 Years   $1,011  $1,026  $  995     $  450
After 10 Years  $1,719  $2,016  $2,159     $1,002
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.

The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

 01      02      03      04      05      06     07       08       09     10
 ---   ------   -----   -----   ----   -----   -----   ------   -----   -----
 n/a   -13.30   29.00   13.31   5.45   21.22   -4.46   -41.88   19.06   11.39


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 18.19%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                             SINCE
                                                                            1 YEAR 5 YEARS INCEPTION*
-----------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                           6.61% -3.09%    1.85%
               --------------------------------------------------------------------------------------
               Return After Taxes on Distributions                           6.45% -3.69%    1.32%
               --------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   4.50% -2.56%    1.60%
-----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           7.26% -2.34%    1.93%
-----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           9.51% -2.99%    1.55%
-----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          11.61% -1.99%    2.60%
-----------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                         15.51%  1.28%    4.11%
-----------------------------------------------------------------------------------------------------


* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Christopher W. Marx       Since 2005      Senior Vice President of the Adviser

Joseph G. Paul            Since 2009      Senior Vice President of the Adviser

John D. Phillips, Jr.     Since 2005      Senior Vice President of the Adviser

Greg L. Powell            Since 2011      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 in this Prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%           None            None       None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%*          1.00%**     None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None       None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                   CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------
Management Fees                                      .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees             .30%   1.00%   1.00%       None
Other Expenses:
 Transfer Agent                                      .19%    .26%    .21%       .19%
 Other Expenses                                      .09%    .08%    .09%       .09%
                                                   ------  ------  ------     ------
Total Other Expenses                                 .28%    .34%    .30%       .28%
                                                   ------  ------  ------     ------
Total Annual Fund Operating Expenses Before Waiver  1.33%   2.09%   2.05%      1.03%
                                                   ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(a)         (.18)%  (.24)%  (.20)%     (.18)%
                                                   ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee
Waiver and/or Expense Reimbursement                 1.15%   1.85%   1.85%       .85%
                                                   ======  ======  ======     ======
----------------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursements will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  537  $  588  $  288     $   87
After 3 Years   $  812  $  832  $  623     $  310
After 5 Years   $1,106  $1,102  $1,085     $  551
After 10 Years  $1,943  $2,208  $2,363     $1,243
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  537  $  188  $  188     $   87
After 3 Years   $  812  $  682  $  623     $  310
After 5 Years   $1,106  $1,102  $1,085     $  551
After 10 Years  $1,943  $2,208  $2,363     $1,243
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.


Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2010, there were approximately 1,646 small- to mid-capitalization companies, representing a market capitalization range from nearly $42.0 million to approximately $9.6 billion.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.


In selecting securities for the Fund's portfolio, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.


The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.


Bernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.



The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
   ---   ------   -----   -----   ----   -----   -----   ------   -----   -----
   n/a    -8.19   41.92   18.91   7.89   13.65    2.32   -34.56   41.81   26.51


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.46%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                             SINCE
                                                                            1 YEAR 5 YEARS INCEPTION*
-----------------------------------------------------------------------------------------------------
Class A**      Return Before Taxes                                          21.14%  5.51%    10.40%
               --------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          21.12%  4.84%     9.58%
               --------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares  13.76%  4.62%     9.03%
-----------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          22.23%  6.10%    10.36%
-----------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          24.56%  5.67%    10.11%
-----------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          26.86%  6.74%    11.22%
-----------------------------------------------------------------------------------------------------
Russell 2500(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                         24.82%  3.85%     9.09%
-----------------------------------------------------------------------------------------------------
Russell 2500(TM) Index
(reflects no deduction for fees, expenses or taxes)                         26.71%  4.86%     8.29%
-----------------------------------------------------------------------------------------------------


* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 in this Prospectus.

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                CLASS B SHARES
                                                   CLASS A  (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES     TO NEW INVESTORS)    SHARES      SHARES
---------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)        4.25%           None            None       None
---------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None(a)         4.00%*          1.00%**     None
---------------------------------------------------------------------------------------------------------
Exchange Fee                                         None            None            None       None




ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%      .55%
Distribution and/or Service (12b-1) Fees    .28%   1.00%   1.00%      None
Other Expenses:
  Transfer Agent                            .24%    .34%    .26%      .24%
  Other Expenses                            .09%    .09%    .10%      .09%
                                           -----   -----   -----      ----
Total Other Expenses                        .33%    .43%    .36%      .33%
                                           -----   -----   -----      ----
Total Annual Fund Operating Expenses       1.16%   1.98%   1.91%      .88%
                                           =====   =====   =====      ====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  538  $  601  $  294     $   90
After 3 Years   $  778  $  821  $  600     $  281
After 5 Years   $1,036  $1,068  $1,032     $  488
After 10 Years  $1,774  $2,094  $2,233     $1,084
-----------------------------------------------------


You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  538  $  201  $  194     $   90
After 3 Years   $  778  $  621  $  600     $  281
After 5 Years   $1,036  $1,068  $1,032     $  488
After 10 Years  $1,774  $2,094  $2,233     $1,084
-----------------------------------------------------

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
 -----   ------   -----   -----   ----   -----   -----   ------   -----   -----
 -1.84   -26.57   31.76   11.92   3.78   16.93    5.51   -40.76   20.93   13.13


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.46%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -20.01%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           8.34% -0.86%   0.54%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                           8.21% -1.30%   0.15%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   5.59% -0.69%   0.42%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           8.33% -0.82%   0.34%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          10.90% -0.82%   0.22%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          13.05%  0.18%   1.22%
---------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deductions for fees, expenses or taxes)                        15.51%  1.28%   3.26%
---------------------------------------------------------------------------------------------------


* After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2004      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%           None            None       None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%*          1.00%**     None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None       None




ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                       CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                          .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                 .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                         .31%    .38%    .33%       .26%
  Other Expenses                                                                         .49%    .48%    .49%       .52%
                                                                                       ------  ------  ------     ------
Total Other Expenses                                                                     .80%    .86%    .82%       .78%
                                                                                       ------  ------  ------     ------
Total Annual Fund Operating Expenses Before Waiver                                      1.65%   2.41%   2.37%      1.33%
Fee Waiver and/or Expense Reimbursement(a)                                             (.30)%  (.36)%  (.32)%     (.28)%
                                                                                       ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)   1.35%   2.05%   2.05%      1.05%
                                                                                       ======  ======  ======     ======
----------------------------------------------------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursements will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.

(b)Fees restated to reflect current fees.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  557  $  608  $  308     $  107
After 3 Years   $  895  $  917  $  709     $  394
After 5 Years   $1,257  $1,253  $1,237     $  702
After 10 Years  $2,272  $2,530  $2,682     $1,577
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  557  $  208  $  208     $  107
After 3 Years   $  895  $  717  $  709     $  394
After 5 Years   $1,257  $1,253  $1,237     $  702
After 10 Years  $2,272  $2,530  $2,682     $1,577
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


Effective March 1, 2010, the Fund changed its name from AllianceBernstein Focused Growth and Income Fund to AllianceBernstein Core Opportunities Fund.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value, or NAV.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
  ----   ------   -----   -----   ----   -----   -----   ------   -----   -----
  6.61   -22.19   39.53    8.86   1.20   15.34    8.73   -38.17   22.66   15.56


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 19.12%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -23.36%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                          10.67%  1.03%   2.99%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          10.67% -0.20%   2.21%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares   6.94%  0.65%   2.42%
-----------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                          11.09%  1.57%   2.96%
-----------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                          13.79%  1.19%   2.72%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                          15.95%  2.22%   3.75%
-----------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)                           15.06%  2.29%   1.41%
-----------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                           15.51%  1.28%   3.25%
-----------------------------------------------------------------------------------------------------


* After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 3/1/10. Performance information for Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.



INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso  Since inception    Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN BALANCED SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                            CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED CLASS C
                                                                                SHARES    TO NEW INVESTORS)    SHARES
------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%           None            None
------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None           4.00%*          1.00%**
------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None            None            None

                                                                                ADVISOR CLASS
                                                                                   SHARES
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


-------------------------------------------------------------------------------
                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .49%    .49%    .49%      .49%
Distribution and/or Service (12b-1) Fees    .29%   1.00%   1.00%      None
Other Expenses:
  Transfer Agent                            .22%    .27%    .23%      .21%
  Other Expenses                            .14%    .14%    .14%      .14%
                                           -----   -----   -----      ----
Total Other Expenses                        .36%    .41%    .37%      .35%
                                           -----   -----   -----      ----
Total Annual Fund Operating Expenses       1.14%   1.90%   1.86%      .84%
                                           =====   =====   =====      ====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  536  $  593  $  289     $   86
After 3 Years   $  772  $  797  $  585     $  268
After 5 Years   $1,026  $1,026  $1,006     $  466
After 10 Years  $1,752  $2,024  $2,180     $1,037
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  536  $  193  $  189     $   86
After 3 Years   $  772  $  597  $  585     $  268
After 5 Years   $1,026  $1,026  $1,006     $  466
After 10 Years  $1,752  $2,024  $2,180     $1,037
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests in a diversified portfolio of equity and fixed-income securities, including U.S. Government and corporate fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but these securities may comprise up to 75% of its investments. Normally, the Fund's investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio will vary in size, normally with 60 to 90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging market or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. ALLOCATION RISK: If the Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's NAV when one of these asset classes is performing more poorly than the other.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
  ----   ------   -----   -----   ----   -----   -----   ------   -----   -----
  1.80   -10.73   22.78   10.16   4.01   13.21    2.96   -29.06   19.12   11.59


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 12.80%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -13.42%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                           6.83%  1.02%   3.01%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                           6.42%  0.25%   2.20%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   4.66%  0.72%   2.34%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                           6.79%  1.16%   2.85%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                           9.82%  1.18%   2.71%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          11.97%  2.22%   3.76%
---------------------------------------------------------------------------------------------------
Russell 1000/TM/ Value Index
(reflects no deduction for fees, expenses or taxes)                         15.51%  1.28%   3.26%
---------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                          6.84%  5.80%   5.84%
---------------------------------------------------------------------------------------------------
60% Russell 1000/TM/ Value Index/40% Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                         12.39%  3.51%   4.65%
---------------------------------------------------------------------------------------------------


*After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Frank V. Caruso        Since 2007      Senior Vice President of the Adviser

Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2007      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2007      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN EQUITY INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%           None            None       None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%*          1.00%**     None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None       None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                       CLASS A CLASS B CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                          .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees                                                 .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                         .23%    .29%    .25%       .22%
  Other Expenses                                                                         .37%    .36%    .37%       .38%
                                                                                       ------  ------  ------     ------
Total Other Expenses                                                                     .60%    .65%    .62%       .60%
                                                                                       ------  ------  ------     ------
Total Annual Fund Operating Expenses Before Waiver                                      1.45%   2.20%   2.17%      1.15%
                                                                                       ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement(a)                                             (.20)%  (.25)%  (.22)%     (.20)%
                                                                                       ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)   1.25%   1.95%   1.95%       .95%
                                                                                       ======  ======  ======     ======
----------------------------------------------------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.

(b)Fees restated to reflect current fees.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  547  $  598  $  298     $   97
After 3 Years   $  845  $  864  $  658     $  346
After 5 Years   $1,165  $1,157  $1,144     $  614
After 10 Years  $2,070  $2,325  $2,486     $1,380
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  547  $  198  $  198     $   97
After 3 Years   $  845  $  664  $  658     $  346
After 5 Years   $1,165  $1,157  $1,144     $  614
After 10 Years  $2,070  $2,325  $2,486     $1,380
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138% of the average value of its portfolio.


PRINCIPAL STRATEGIES:

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.

The Fund invests in companies that the Adviser determines to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund's portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies drawn primarily from the S&P 500 Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser's research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.

The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets. The Fund also may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


EFFECTIVE SEPTEMBER 1, 2010, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN UTILITY INCOME FUND TO ALLIANCEBERNSTEIN EQUITY INCOME FUND, ELIMINATED ITS POLICY TO INVEST AT LEAST 80% OF ITS ASSETS IN COMPANIES IN THE UTILITIES INDUSTRY, AND ADOPTED ITS CURRENT INVESTMENT STRATEGY. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT TEAM WAS CHANGED AS DISCLOSED BELOW. THE PERFORMANCE INFORMATION SHOWN BELOW IS FOR PERIODS PRIOR TO THE IMPLEMENTATION OF THESE CHANGES AND MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS NEW POLICIES.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
  ----   ------   -----   -----   ----   -----   -----   ------   -----   -----
 -19.28  -19.73   19.40   24.58  16.16   23.90   22.08   -34.54   16.35   18.28


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.95%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -21.61%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          13.23%  5.47%   3.86%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          12.71%  5.05%   3.38%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.18%  4.66%   3.16%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          13.42%  5.59%   3.71%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          16.45%  5.63%   3.58%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          18.62%  6.70%   4.62%
---------------------------------------------------------------------------------------------------
S&P Utilities Index
(reflects no deduction for fees, expenses or taxes)                          5.46%  3.90%   0.78%
---------------------------------------------------------------------------------------------------
S&P 500 Index**                                                             15.06%  2.29%   1.41%
---------------------------------------------------------------------------------------------------


* After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and


   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**The Fund's broad-based index has changed from the S&P Utilities Index to the S&P 500 Index. The Adviser believes that the S&P 500 Index is a more appropriate broad-based index for the Fund in light of the Fund's current investment process.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Christopher W. Marx       Since 2010      Senior Vice President of the Adviser

Joseph G. Paul            Since 2010      Senior Vice President of the Adviser

John D. Phillips, Jr.     Since 2010      Senior Vice President of the Adviser

Greg L. Powell            Since 2010      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

INTERNATIONAL VALUE FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%           None            None       None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%*          1.00%**     None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None       None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%       .55%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .28%    .39%    .31%       .28%
  Other Expenses                            .45%    .44%    .45%       .45%
                                           -----   -----   -----      -----
Total Other Expenses                        .73%    .83%    .76%       .73%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.58%   2.38%   2.31%      1.28%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  579  $  641  $  334     $  130
After 3 Years   $  903  $  942  $  721     $  406
After 5 Years   $1,249  $1,270  $1,235     $  702
After 10 Years  $2,223  $2,517  $2,646     $1,545
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  579  $  241  $  234     $  130
After 3 Years   $  903  $  742  $  721     $  406
After 5 Years   $1,249  $1,270  $1,235     $  702
After 10 Years  $2,223  $2,517  $2,646     $1,545
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.


The Fund's investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser's research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.


Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
  ----   ------   -----   -----   ----   -----   -----   ------   -----   -----
  9.87    2.89    38.57   34.80   11.61  34.60   -9.07   -45.96   34.97   18.29


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 28.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -30.85%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                         1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Class A*                      Return Before Taxes                                                        13.22%  0.22%    9.07%
                              --------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions                                        12.26% -2.00%    7.28%
                              --------------------------------------------------------------------------------------------------
                              Return After Taxes on Distributions and Sale of Fund Shares                 8.82% -0.08%    7.48%
--------------------------------------------------------------------------------------------------------------------------------
Class B                       Return Before Taxes                                                        13.30%  0.28%    8.90%
--------------------------------------------------------------------------------------------------------------------------------
Class C                       Return Before Taxes                                                        16.46%  0.37%    8.77%
--------------------------------------------------------------------------------------------------------------------------------
Advisor Class                 Return Before Taxes                                                        18.73%  1.47%    9.91%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**
(reflects no deduction for fees, expenses or taxes)                                                      15.06%  2.29%    1.41%
--------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)***
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                       11.76%  2.43%    2.31%
--------------------------------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index***
(reflects no deduction for fees, expenses or taxes)                                                      27.95%  3.03%   10.76%
--------------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Real Estate Index***
(reflects no deduction for fees, expenses or taxes)                                                      20.41%  2.88%    9.89%
--------------------------------------------------------------------------------------------------------------------------------


*  After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** The S&P 500 Index provides broad-based information about the performance of 500 U.S. large-cap companies and is regarded as a gauge of the U.S. equities markets.

***The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Developed Real Estate Index provide more information about the performance of REITs in the U.S. and global markets, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Teresa Marziano     Since 2004      Senior Vice President of the Adviser

Prashant Tewari     Since 2010      Vice President of the Adviser

Diane Won           Since 2010      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                               CLASS B SHARES
                                                   CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                   SHARES    TO NEW INVESTORS)    SHARES      SHARES
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)       4.25%           None            None       None
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of offering price or redemption
proceeds, whichever is lower)                       None           4.00%*          1.00%**     None
--------------------------------------------------------------------------------------------------------
Exchange Fee                                        None            None            None       None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .71%    .71%    .71%       .71%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .23%    .30%    .26%       .23%
  Other Expenses                            .09%    .09%    .09%       .09%
                                           -----   -----   -----      -----
Total Other Expenses                        .32%    .39%    .35%       .32%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.33%   2.10%   2.06%      1.03%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  555  $  613  $  309     $  105
After 3 Years   $  829  $  858  $  646     $  328
After 5 Years   $1,123  $1,129  $1,108     $  569
After 10 Years  $1,958  $2,234  $2,390     $1,259
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  555  $  213  $  209     $  105
After 3 Years   $  829  $  658  $  646     $  328
After 5 Years   $1,123  $1,129  $1,108     $  569
After 10 Years  $1,958  $2,234  $2,390     $1,259
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.


The Fund invests in companies that are determined by the Adviser's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
   ---   ------   -----   -----   ----   -----   -----   ------   -----   -----
   n/a    -3.20   43.91   24.49  16.76   34.18    5.26   -53.54   34.22    3.38


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 26.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.57%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                                       SINCE
                                                                                                      1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------------------------------------------------------
Class A**                   Return Before Taxes                                                       -1.04% -2.70%    5.95%
                            ---------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions                                       -1.25% -3.06%    5.60%
                            ---------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions and Sale of Fund Shares                0.21% -2.00%    5.43%
-------------------------------------------------------------------------------------------------------------------------------
Class B                     Return Before Taxes                                                       -1.43% -2.59%    5.82%
-------------------------------------------------------------------------------------------------------------------------------
Class C                     Return Before Taxes                                                        1.64% -2.56%    5.69%
-------------------------------------------------------------------------------------------------------------------------------
Advisor Class               Return Before Taxes                                                        3.73% -1.56%    6.77%
-------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of U.S.
withholding taxes)                                                                                     7.75%  2.46%    5.14%
-------------------------------------------------------------------------------------------------------------------------------


* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Henry S. D'Auria     Since 2003      Senior Vice President of the Adviser

Sharon E. Fay        Since 2005      Senior Vice President of the Adviser

Eric J. Franco       Since 2006      Senior Vice President of the Adviser

Kevin F. Simms       Since 2001      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds - Sales Charge Reduction Programs on page 53 of this Prospectus and in Purchase of Shares - Sales Charge Reduction Programs on page 128 of the Funds' SAI.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                                        CLASS B SHARES
                                                            CLASS A (NOT CURRENTLY OFFERED CLASS C  ADVISOR CLASS
                                                            SHARES    TO NEW INVESTORS)    SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                          4.25%           None            None       None
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds,
whichever is lower)                                          None           4.00%*          1.00%**     None
-----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                 None            None            None       None



ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .17%    .26%    .20%       .17%
  Other Expenses                            .37%    .37%    .37%       .37%
                                           -----   -----   -----      -----
Total Other Expenses                        .54%    .63%    .57%       .54%
                                           -----   -----   -----      -----
Total Annual Fund Operating Expenses       1.59%   2.38%   2.32%      1.29%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  580  $  641  $  335     $  131
After 3 Years   $  906  $  942  $  724     $  409
After 5 Years   $1,254  $1,270  $1,240     $  708
After 10 Years  $2,234  $2,520  $2,656     $1,556
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:


                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  580  $  241  $  235     $  131
After 3 Years   $  906  $  742  $  724     $  409
After 5 Years   $1,254  $1,270  $1,240     $  708
After 10 Years  $2,234  $2,520  $2,656     $1,556
-----------------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.


The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,700 U.S., international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.

The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKETS RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

                             Calendar Year End (%)

   01      02      03      04      05      06     07       08       09     10
   ---   ------   -----   -----   ----   -----   -----   ------   -----   -----
   n/a   -14.74   34.86   18.28  14.57   26.88    1.16   -52.47   33.21    8.36


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.24%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.78%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                                       SINCE
                                                                                                      1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------------------------------------------------------
Class A**                   Return Before Taxes                                                        3.75% -3.36%    2.59%
                            ---------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions                                        2.80% -4.03%    2.09%
                            ---------------------------------------------------------------------------------------------------
                            Return After Taxes on Distributions and Sale of Fund Shares                3.12% -2.59%    2.40%
-------------------------------------------------------------------------------------------------------------------------------
Class B                     Return Before Taxes                                                        3.40% -3.27%    2.45%
-------------------------------------------------------------------------------------------------------------------------------
Class C                     Return Before Taxes                                                        6.48% -3.22%    2.32%
-------------------------------------------------------------------------------------------------------------------------------
Advisor Class               Return Before Taxes                                                        8.62% -2.22%    3.33%
-------------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of U.S.
withholding taxes)                                                                                    11.76%  2.43%    3.86%
-------------------------------------------------------------------------------------------------------------------------------


* Inception date is 3/29/01 for Class A, Class B, Class C and Advisor Class shares.

**After-tax returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

   -Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE                                           LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------------------------------------------
Henry S. D'Auria                                     Since 2005       Senior Vice President of the Adviser

Sharon E. Fay                                        Since 2003       Senior Vice President of the Adviser

Eric J. Franco                                       Since 2006       Senior Vice President of the Adviser

Kevin F. Simms                                       Since 2001       Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 42 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS


                                                                     INITIAL           SUBSEQUENT
------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth          $2,500                $50
IRAs (Class B shares are not currently offered to new shareholders)
------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                          None                 $50
                                                                                If initial investment is
                                                                               less than $2,500, then $200
                                                                              monthly until account balance
                                                                                     reaches $2,500
------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or         None                None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------



You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).


     .   TAX INFORMATION

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them.


DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:


 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:


 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the pre-mium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause a Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. The Funds may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Funds may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


   The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.


CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest in TBA--mortgaged-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, each Fund limits its investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or the Securities Act, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES OR IPS
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

The value of inflation-protected securities tends to react to change in response to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.


INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940, or the 1940 Act, or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the fees and expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's fees and expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.


LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

PREFERRED STOCK
The Funds may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the bor-rowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

ADDITIONAL RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND does not invest directly in real estate, it invests primarily in securities of real estate companies. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.



CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in
the case of S&P and Fitch, and with the addition of "high" or "low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
Each Fund's Board of Directors or Trustees (the "Board") may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.


PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus. Retirement shares of the Funds are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.


You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:     $2,500
--Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000


Your broker or financial intermediary must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.


If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.



RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:


..  traditional and Roth IRAs (the minimums listed in the table above apply);


..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.


A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.


GENERAL
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                   0.30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.


CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE

EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE DESCRIBED BELOW.


You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  4.00%
                          Second                 3.00%
                          Third                  2.00%
                          Fourth                 1.00%
                          Fifth and thereafter   None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.


                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund Investors - U.S." then "Investment Insights-Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Funds' SAI.


           You Can Reduce Sales Charges When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE FUNDS
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION

To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, any AllianceBernstein Institutional Fund and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


COMBINED PURCHASE PRIVILEGES

A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services.


.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.


Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM

The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.


REINSTATEMENT PRIVILEGE

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date. The reinstatement privilege for Class B shares is no longer available.


SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.


In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 Fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18.0 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.


  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company


  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James

  RBC Wealth Management

  Robert W. Baird


  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares di-lute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2010 totaling approximately $478 billion (of which approximately $84 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 35 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, with approximately 3.3 million accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                             FEE AS A PERCENTAGE OF
                                               AVERAGE DAILY NET    FISCAL YEAR
 FUND                                               ASSETS*            ENDED
 ------------------------------------------------------------------------------
 AllianceBernstein Value Fund                         .55%           11/30/10
 AllianceBernstein Small/Mid Cap Value Fund           .58%           11/30/10
 AllianceBernstein Growth and Income Fund             .55%           10/31/10
 AllianceBernstein Core Opportunities Fund            .55%           11/30/10
 AllianceBernstein Balanced Shares                    .49%           11/30/10
 AllianceBernstein Equity Income Fund                 .49%           11/30/10
 AllianceBernstein Global Real Estate
  Investment Fund                                     .55%           11/30/10
 AllianceBernstein International Value Fund           .71%           11/30/10
 AllianceBernstein Global Value Fund                  .75%           11/30/10


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the ALLIANCEBERNSTEIN GROWTH AND INCOME FUND and ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank V. Caruso, CFA, who is CIO of the Relative Value Investment Team, is primarily responsible for the day-to-day management of ALLIANCEBERNSTEIN GROWTH and INCOME FUND (since 2004) and ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.

The management of, and investment decisions for, ALLIANCEBERNSTEIN BALANCED SHARES are made by the Adviser's Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Adviser's U.S. Investment Grade Core Fixed-Income Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, since April 1, 2007, Mr. Frank V. Caruso, CFA, who is the CIO of the Relative Value Investment Team, has been responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2006 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2006.


Since April 1, 2007, the U.S. Investment Grade Core Fixed-Income Team has been responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Investment Grade Core Fixed-Income Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                                 THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Alison M. Martier; since 2007; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser and Director of the  with which she has been associated in
Fixed-Income Senior Portfolio Management      a substantially similar capacity to her
Team                                          current position since prior to 2006.

Greg J. Wilensky; since 2007; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser and Director of      with which he has been associated in a
Stable Value Investments                      substantially similar capacity to his
                                              current position since prior to 2006.

Shawn E. Keegan; since 2007; Vice             Vice President of the Adviser, with
President of the Adviser                      which he has been associated in a
                                              substantially similar capacity to his
                                              current position since prior to 2006.

Douglas J. Peebles; since 2007; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser, and Chief           with which he has been associated in a
Investment Officer and Head of Fixed-         substantially similar capacity to his
Income                                        current position since prior to 2006.

Paul J. DeNoon; since 2009; Senior Vice       Senior Vice President of the Adviser,
President of the Adviser and Director of      with which he has been associated in a
Emerging Market Debt                          substantially similar capacity to his
                                              current position since prior to 2006.


The management of, and investment decisions for, each of the other Funds' portfolios are made by the Senior Investment Management Teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.


The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


         FUND AND                                      PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Value   Joseph G. Paul; since     Senior Vice President of
 Fund                      2009; Senior Vice         the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2006. He
 Team                                                is also Chief Investment
                                                     Officer--US Large Cap
                                                     Value Equities, Chief
                                                     Investment
                                                     Officer--North American
                                                     Value Equities, and
                                                     Global Head of
                                                     Diversified Value. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small and
                                                     Mid-Capitalization Value
                                                     Equities, Co-Chief
                                                     Investment Officer of
                                                     Real Estate Investments,
                                                     and Chief Investment
                                                     Officer of Advanced
                                                     Value since prior to
                                                     2006.

                           Greg L. Powell; since     Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010 he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2006.

                           Christopher W. Marx;      Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

                           John D. Phillips, Jr.;    Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

 AllianceBernstein         James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value Fund  since 2005; Senior Vice   the Adviser, with which
 Small/Mid Cap Value       President of the Adviser  he has been associated
 Senior Investment                                   since prior to 2006. He
 Management Team                                     is also Chief
                                                     Investment Officer--Small
                                                     and Mid Cap Value
                                                     Equities and Chief
                                                     Investment
                                                     Officer--Canadian Value
                                                     Equities.

                           Joseph G. Paul; since     (see above)
                           2002; Senior Vice
                           President of the Adviser

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Director of
                                                     Research--Small and Mid
                                                     Cap Value Equities.

 AllianceBernstein Equity  Joseph G. Paul; since     (see above)
 Income Fund               2010; Senior Vice
 U.S. Equity Income        President of the Adviser
 Senior Investment
 Management Team

                           Greg L. Powell; since     (see above)
                           2010; Senior Vice
                           President of the Adviser

                           Christopher W. Marx;      (see above)
                           since 2010; Senior Vice
                           President of the Adviser

                           John D. Phillips, Jr.;    (see above)
                           since 2010; Senior Vice
                           President of the Adviser

         FUND AND                                      PRINCIPAL OCCUPATION
       RESPONSIBLE                                   DURING THE PAST FIVE (5)
          GROUP             EMPLOYEE; YEAR; TITLE             YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Global  Teresa Marziano; since    Senior Vice President of
 Real Estate Investment    2004; Senior Vice         the Adviser, with which
 Fund                      President of the Adviser  she has been associated
 Global Real Estate                                  since prior to 2006. She
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer of Global Real
                                                     Estate Investments.
                                                     Prior thereto, she was
                                                     Co-Chief Investment
                                                     Officer of Global Real
                                                     Estate Investments since
                                                     July 2004.

                           Prashant Tewari; since    Vice President and
                           2010; Vice President of   Senior Research Analyst
                           the Adviser               of the Adviser, with
                                                     which he has been
                                                     associated since prior
                                                     to 2006. Previously, he
                                                     was an engagement
                                                     manager at McKinsey &
                                                     Company, focusing on
                                                     growth strategy and
                                                     operations for primarily
                                                     industrial companies
                                                     since prior to 2006.

                           Diane Won; since 2010;    Vice President of the
                           Vice President of the     Adviser, with which she
                           Adviser                   has been associated
                                                     since prior to 2006.
                                                     Previously, she was a
                                                     senior case team leader
                                                     at Monitor Group,
                                                     concentrating on
                                                     business, operations and
                                                     sales and marketing
                                                     strategy.

 AllianceBernstein         Sharon E. Fay; since      Senior Vice President of
 International Value Fund  2005; Executive Senior    the Adviser, with which
 International Value       Vice President of the     she has been associated
 Senior Investment         Adviser                   since prior to 2006. She
 Management Team                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2006.
                                                     Until January 2006, she
                                                     was Co-Chief Investment
                                                     Officer of European and
                                                     U.K. Value Equities at
                                                     the Adviser, since prior
                                                     to 2006.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Co-Chief
                                                     Investment Officer of
                                                     International Value
                                                     Equities and Global
                                                     Director of Value
                                                     Research since prior to
                                                     2006.

                           Henry S. D'Auria; since   Senior Vice President of
                           2003; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Chief Investment
                                                     Officer of Emerging
                                                     Markets Value Equities
                                                     and Co-Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     prior to 2006.

                           Eric J. Franco; since     Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

 AllianceBernstein Global  Sharon E. Fay; since      (see above)
 Value Fund                2005; Executive Senior
 Global Value Senior       Vice President of the
 Investment Management     Adviser
 Team

                           Kevin F. Simms; since     (see above)
                           2001; Senior Vice
                           President of the Adviser

                           Henry S. D'Auria; since   (see above)
                           2003; Senior Vice
                           President of the Adviser

                           Eric J. Franco; since     (see above)
                           2006; Senior Vice
                           President of the Adviser


Additional information about the Portfolio Managers may be found in the Funds' SAI.



PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The performance shown above in the risk/return summary for ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND for periods prior to December 31, 2008 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2008. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2008 are also shown. The Global Real Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fees performance figures reflect the compounding effect of such fees.


The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Developed Real Estate Index ("FTSE EPRA/NAREIT Developed Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.


The performance data below is provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad-based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.


The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                        GLOBAL REAL ESTATE INVESTMENTS

                NET OF FEES PERFORMANCE AS OF DECEMBER 31, 2010



                           ASSETS                                   SINCE
                        (IN MILLIONS) 1 YEAR 3 YEARS** 5 YEARS** INCEPTION**
   -------------------------------------------------------------------------
   Global Real Estate*    $2,255.30   19.31%   -3.75%    4.04%      10.82%
   FTSE EPRA/NAREIT
    Developed Index                   20.40%   -4.53%    2.88%      10.42%
   -------------------------------------------------------------------------


* Inception date is 9/30/2003.

**Periods greater than one year are annualized.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered or sponsored by Act of Congress).


BARCLAYS CAPITAL U.S. AGGREGATE INDEX is exceptionally broad-based, incorporating more than 8,000 issues and having a market value of over $15.1 trillion securities (as of January 31, 2011). Index components include: debt instruments representing U.S. Treasury, government-related, corporate, mortgage-backed securities, and asset-backed securities and commercial mortgage-backed securities.


FTSE EPRA NAREIT DEVELOPED REAL ESTATE INDEX is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT INDEX is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations.) The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. The EAFE acronym stands for "EUROPE, AUSTRALASIA, AND FAR EAST".

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(TM) VALUE INDEX measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(TM) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2500(TM) INDEX measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(TM) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2500(TM) VALUE INDEX measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for ALLIANCEBERNSTEIN VALUE FUND, ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND, ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND, ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND and ALLIANCEBERNSTEIN GLOBAL VALUE FUND has been audited by Ernst & Young LLP, independent registered public accounting firm for all of the fiscal years presented. The information for the most recently completed fiscal year for ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, ALLIANCEBERNSTEIN BALANCED SHARES and ALLIANCEBERNSTEIN EQUITY INCOME FUND has also been audited by Ernst & Young, LLP and the information for the prior fiscal years has been audited by these Funds' previous independent accounting firms. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                        INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------------------  -------------------------------
                                               NET GAINS
                                              OR LOSSES ON
                     NET ASSET     NET        INVESTMENTS                          DIVIDENDS    TAX
                      VALUE,    INVESTMENT       (BOTH     CONTRIBUTION TOTAL FROM  FROM NET  RETURN  DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING    INCOME      REALIZED AND     FROM     INVESTMENT INVESTMENT   OF    FROM CAPITAL
PERIOD               OF PERIOD  (LOSS) (a)    UNREALIZED)    ADVISER    OPERATIONS   INCOME   CAPITAL     GAINS
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VALUE FUND
CLASS A
Year ended 11/30/10   $ 8.27     $ .08           $  .32       $0.00       $  .40     $(.13)    $0.00     $ 0.00
Year ended 11/30/09     7.08       .13             1.30        0.00         1.43      (.24)     0.00       0.00
Year ended 11/30/08    14.00       .24            (5.95)       0.00        (5.71)     (.27)     0.00       (.94)
Year ended 11/30/07    14.65       .24             (.23)       0.00          .01      (.19)     0.00       (.47)
Year ended 11/30/06    13.25       .21             2.09        0.00         2.30      (.20)     0.00       (.70)

CLASS B
Year ended 11/30/10   $ 8.26     $ .07(e)        $  .31       $0.00       $  .38     $(.12)    $0.00     $ 0.00
Year ended 11/30/09     7.08       .13(e)          1.29        0.00         1.42      (.24)     0.00       0.00
Year ended 11/30/08    13.99       .23(e)         (5.95)       0.00        (5.72)     (.25)     0.00       (.94)
Year ended 11/30/07    14.60       .23(e)          (.23)       0.00         0.00      (.14)     0.00       (.47)
Year ended 11/30/06    13.12       .18(e)          2.10        0.00         2.28      (.10)     0.00       (.70)

CLASS C
Year ended 11/30/10   $ 8.20     $ .02           $  .31       $0.00       $  .33     $(.07)    $0.00     $ 0.00
Year ended 11/30/09     6.99       .08             1.28        0.00         1.36      (.15)     0.00       0.00
Year ended 11/30/08    13.81       .16            (5.89)       0.00        (5.73)     (.15)     0.00       (.94)
Year ended 11/30/07    14.51       .13             (.22)       0.00         (.09)     (.14)     0.00       (.47)
Year ended 11/30/06    13.12       .09             2.09        0.00         2.18      (.09)     0.00       (.70)

ADVISOR CLASS
Year ended 11/30/10   $ 8.30     $ .11           $  .32       $0.00       $  .43     $ .16     $0.00     $ 0.00
Year ended 11/30/09     7.13       .15             1.31        0.00         1.46      (.29)     0.00       0.00
Year ended 11/30/08    14.11       .27            (6.00)       0.00        (5.73)     (.31)     0.00       (.94)
Year ended 11/30/07    14.75       .29             (.23)       0.00          .06      (.23)     0.00       (.47)
Year ended 11/30/06    13.34       .24             2.10        0.00         2.34      (.23)     0.00       (.70)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
CLASS A
Year ended 11/30/10   $13.13     $ .02(g)        $ 3.27       $0.00       $ 3.29     $(.04)    $0.00     $ 0.00
Year ended 11/30/09     9.18       .05(g)          3.99        0.00         4.04      (.09)     0.00       0.00
Year ended 11/30/08    16.77       .09(g)         (6.29)       0.00        (6.20)     (.03)     0.00      (1.36)
Year ended 11/30/07    17.89       .09(g)           .60        0.00          .69      (.12)     0.00      (1.69)
Year ended 11/30/06    17.63       .08(g)          2.17        0.00         2.25      0.00      0.00      (1.99)

CLASS B
Year ended 11/30/10   $12.65     $(.01)(e)       $ 3.15       $0.00       $ 3.14     $(.04)    $0.00     $ 0.00
Year ended 11/30/09     8.86       .03(e)          3.84        0.00         3.87      (.08)     0.00       0.00
Year ended 11/30/08    16.24       .06(e)(g)      (6.08)       0.00        (6.02)     0.00      0.00      (1.36)
Year ended 11/30/07    17.30       .06(e)(g)        .57        0.00          .63      0.00      0.00      (1.69)
Year ended 11/30/06    17.23      (.04)(e)(g)      2.10        0.00         2.06      0.00      0.00      (1.99)

CLASS C
Year ended 11/30/10   $12.58     $(.08)(g)       $ 3.13       $0.00       $ 3.05     $0.00     $0.00     $ 0.00
Year ended 11/30/09     8.77      (.02)(g)         3.83        0.00         3.81      0.00      0.00       0.00
Year ended 11/30/08    16.17      (.01)(g)        (6.03)       0.00        (6.04)     0.00      0.00      (1.36)
Year ended 11/30/07    17.30      (.02)(g)          .58        0.00          .56      0.00      0.00      (1.69)
Year ended 11/30/06    17.22      (.04)(g)         2.11        0.00         2.07      0.00      0.00      (1.99)

ADVISOR CLASS
Year ended 11/30/10   $13.32     $ .07(g)        $ 3.31       $0.00       $ 3.38     $(.07)    $0.00     $ 0.00
Year ended 11/30/09     9.33       .08(g)          4.04        0.00         4.12      (.13)     0.00       0.00
Year ended 11/30/08    17.03       .13(g)         (6.39)       0.00        (6.26)     (.08)     0.00      (1.36)
Year ended 11/30/07    18.13       .15(g)           .60        0.00          .75      (.16)     0.00      (1.69)
Year ended 11/30/06    17.79       .13(g)          2.20        0.00         2.33      0.00      0.00      (1.99)
-------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 78.

LESS DISTRIBUTIONS                                              RATIOS/SUPPLEMENTAL DATA
------------------                             ---------------------------------------------------------


                                                               RATIO OF      RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                     NET ASSETS    EXPENSES      INCOME (LOSS)      PORTFOLIO
       AND         VALUE, END                  END OF PERIOD  TO AVERAGE      TO AVERAGE        TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000S OMITTED) NET ASSETS      NET ASSETS          RATE
------------------ ---------- ---------------- -------------- ----------     -------------      ---------
      $ (.13)        $ 8.54          4.92%(c)     $ 73,768       1.11%(d)         .97%(d)          64%
        (.24)          8.27         21.01(c)       105,214       1.12            1.87              58
       (1.21)          7.08        (44.60)(c)      112,991       1.07            2.17              23
        (.66)         14.00          (.01)         367,098       1.02            1.62              28
        (.90)         14.65         18.47          314,824       1.04(d)         1.44(d)           19

      $ (.12)        $ 8.52          4.68%(c)     $ 10,169       1.20%(d)(f)      .88%(d)(e)       64%
        (.24)          8.26         20.87(c)        19,749       1.21(f)         1.85(e)           58
       (1.19)          7.08        (44.63)(c)       33,655       1.12(f)         2.13(e)           23
        (.61)         13.99          (.06)         108,851       1.05(f)         1.56(e)           28
        (.80)         14.60         18.40          153,836       1.06(d)(f)      1.39(d)(e)        19

      $ (.07)        $ 8.46          4.07%(c)     $ 22,069       1.84%(d)         .25%(d)          64%
        (.15)          8.20         19.99(c)        28,010       1.85            1.15              58
       (1.09)          6.99        (45.02)(c)       32,949       1.79            1.47              23
        (.61)         13.81          (.70)          97,436       1.73             .90              28
        (.79)         14.51         17.61          112,965       1.74(d)          .72(d)           19

      $ (.16)        $ 8.57          5.22%(c)     $324,070        .81%(d)        1.27%(d)          64%
        (.29)          8.30         21.36(c)       349,323        .81            2.13              58
       (1.25)          7.13        (44.50)(c)      285,379        .77            2.52              23
        (.70)         14.11           .31          443,002        .72            1.92              28
        (.93)         14.75         18.76          390,462        .74(d)         1.76(d)           19

      $ (.04)        $16.38         25.11%        $555,971       1.15%(f)         .17%(d)(g)       57%
        (.09)         13.13         44.38(c)       411,472       1.15(f)          .50(g)           64
       (1.39)          9.18        (40.35)(c)      300,760       1.15(f)          .62(g)           48
       (1.81)         16.77          4.10          571,165       1.15(d)(f)       .54(d)(g)        30
       (1.99)         17.89         14.11          533,763       1.15(d)(f)       .47(d)(g)        54

      $ (.04)        $15.75         24.90%        $ 47,532       1.31%(f)        (.03)%(d)(e)      57%
        (.08)         12.65         44.11(c)        68,527       1.36(f)          .33(e)           64
       (1.36)          8.86        (40.49)(c)       70,770       1.33(f)          .42(e)(g)        48
       (1.69)         16.24          3.86          174,860       1.40(d)(f)       .33(d)(e)(g)     30
       (1.99)         17.30         13.24          226,764       1.85(d)(f)      (.27)(d)(e)(g)    54

      $ 0.00         $15.63         24.24%        $145,004       1.85%(f)        (.53)%(d)(g)      57%
        0.00          12.58         43.44(c)       115,634       1.85(f)         (.19)(g)          64
       (1.36)          8.77        (40.81)(c)       95,201       1.85(f)         (.09)(g)          48
       (1.69)         16.17          3.42          204,487       1.85(d)(f)      (.14)(d)(g)       30
       (1.99)         17.30         13.31          208,714       1.85(d)(f)      (.25)(d)(g)       54

      $(0.07)        $16.63         25.50%        $238,840        .85%(f)         .46%(d)(g)       57%
        (.13)         13.32         44.78(c)       182,777        .85(f)          .77(g)           64
       (1.44)          9.33        (40.18)(c)      111,814        .85(f)          .94(g)           48
       (1.85)         17.03          4.44          175,011        .85(d)(f)       .84(d)(g)        30
       (1.99)         18.13         14.47          173,391        .85(d)(f)       .75(d)(g)        54
---------------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                               -----------------------------------------------  ---------------------------------
                                            NET GAINS
                                           OR LOSSES ON
                     NET ASSET    NET      INVESTMENTS                          DIVIDENDS    TAX
                      VALUE,   INVESTMENT     (BOTH     CONTRIBUTION TOTAL FROM  FROM NET  RETURN    DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND     FROM     INVESTMENT INVESTMENT   OF      FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a)  UNREALIZED)    ADVISER    OPERATIONS   INCOME   CAPITAL       GAINS
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
CLASS A
Year ended 10/31/10   $ 2.78     $ .03        $  .39       $0.00       $  .42     $(.04)    $0.00       $ 0.00
Year ended 10/31/09     2.49       .03           .31        0.00          .34      (.05)     0.00         0.00
Year ended 10/31/08     4.82       .04         (1.92)       0.00(h)     (1.88)     (.05)     0.00         (.40)
Year ended 10/31/07     4.31       .05           .47         .04          .56      (.05)     0.00         0.00
Year ended 10/31/06     3.73       .04           .57        0.00          .61      (.03)     0.00         0.00

CLASS B
Year ended 10/31/10   $ 2.74     $ .00(h)     $  .39       $0.00       $  .39     $(.01)    $0.00       $ 0.00
Year ended 10/31/09     2.43       .01           .31        0.00          .32      (.01)     0.00         0.00
Year ended 10/31/08     4.71       .01         (1.88)       0.00(h)     (1.87)     (.01)     0.00         (.40)
Year ended 10/31/07     4.21       .02           .45         .04          .51      (.01)     0.00         0.00
Year ended 10/31/06     3.65       .01           .56        0.00          .57      (.01)     0.00         0.00

CLASS C
Year ended 10/31/10   $ 2.75     $ .01        $  .38       $0.00       $  .39     $(.01)    $0.00       $ 0.00
Year ended 10/31/09     2.44       .01           .31        0.00          .32      (.01)     0.00         0.00
Year ended 10/31/08     4.72       .01         (1.88)       0.00(h)     (1.87)     (.01)     0.00         (.40)
Year ended 10/31/07     4.22       .02           .45         .04          .51      (.01)     0.00         0.00
Year ended 10/31/06     3.66       .01           .56        0.00          .57      (.01)     0.00         0.00

ADVISOR CLASS
Year ended 10/31/10   $ 2.79     $ .04        $  .38       $0.00       $  .42     $(.04)    $0.00       $ 0.00
Year ended 10/31/09     2.51       .04           .30        0.00          .34      (.06)     0.00         0.00
Year ended 10/31/08     4.85       .05         (1.93)       0.00(h)     (1.88)     (.06)     0.00         (.40)
Year ended 10/31/07     4.33       .06           .48         .04          .58      (.06)     0.00         0.00
Year ended 10/31/06     3.75       .05           .57        0.00          .62      (.04)     0.00         0.00

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
CLASS A
Year ended 11/31/10   $ 9.68     $(.01)(g)    $ 1.28       $0.00       $ 1.27     $0.00     $0.00       $ 0.00
Year ended 11/31/09     7.71       .01          2.00        0.00         2.01      (.04)     0.00(h)      0.00
Year ended 11/30/08    16.51       .04         (5.63)       0.00        (5.59)     (.11)     0.00        (3.10)
Year ended 11/30/07    16.13       .11          1.91        0.00         2.02      (.08)     0.00        (1.56)
Year ended 11/30/06    15.42       .09          1.54        0.00         1.63      0.00      0.00         (.92)

CLASS B
Year ended 11/31/10   $ 9.15     $(.05)(e)    $ 1.21       $0.00       $ 1.16     $0.00     $0.00       $ 0.00
Year ended 11/31/09     7.29      (.01)(e)      1.89        0.00         1.88      (.02)     0.00(h)      0.00
Year ended 11/30/08    15.77       .02(e)      (5.31)       0.00        (5.29)     (.09)     0.00        (3.10)
Year ended 11/30/07    15.43       .07(e)       1.83        0.00         1.90      0.00      0.00        (1.56)
Year ended 11/30/06    14.89      (.02)         1.48        0.00         1.46      0.00      0.00         (.92)

CLASS C
Year ended 11/31/10   $ 9.07     $(.08)(g)    $ 1.20       $0.00       $ 1.12     $0.00     $0.00       $ 0.00
Year ended 11/31/09     7.24      (.05)         1.88        0.00         1.83      0.00      0.00         0.00
Year ended 11/30/08    15.68      (.04)        (5.30)       0.00        (5.34)     0.00      0.00        (3.10)
Year ended 11/30/07    15.42      (.01)         1.83        0.00         1.82      0.00      0.00        (1.56)
Year ended 11/30/06    14.88      (.02)         1.48        0.00         1.46      0.00      0.00         (.92)

ADVISOR CLASS
3/31/10(j) to
 11/30/10             $10.48     $(.01)(g)    $  .48       $0.00       $  .49     $0.00     $0.00       $ 0.00
------------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 78.

LESS DISTRIBUTIONS                                                RATIOS/SUPPLEMENTAL DATA
------------------                             -------------------------------------------------------------


                                                                 RATIO OF        RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                    NET ASSETS,      EXPENSES        INCOME (LOSS)      PORTFOLIO
       AND         VALUE, END                  END OF PERIOD    TO AVERAGE        TO AVERAGE        TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000S OMITTED)   NET ASSETS        NET ASSETS          RATE
-------------------------------------------------------------------------------------------------------------
      $ (.04)        $ 3.16         15.02%(c)    $1,173,000      1.16%(d)            .92%(d)            73%
        (.05)          2.78         13.99(c)      1,185,602      1.18               1.14               123
        (.45)          2.49        (42.92)(c)     1,180,153      1.04               1.09               183
        (.05)          4.82         13.10(c)      2,470,801       .95(d)            1.11(d)             59
        (.03)          4.31         16.47         2,411,515      1.00(d)             .99(d)             56

      $ (.01)        $ 3.12         14.10%(c)    $   93,065      1.98%(d)            .15%(d)            73%
        (.01)          2.74         13.25(c)        174,272      2.02                .39               123
        (.41)          2.43        (43.47)(c)       321,375      1.81                .32               183
        (.01)          4.71         12.18(c)        966,408      1.71(d)             .37(d)             59
        (.01)          4.21         15.73         1,356,534      1.76(d)             .24(d)             56

      $ (.01)        $ 3.13         14.05%(c)    $  188,360      1.91%(d)            .18%(d)            73%
        (.01)          2.75         13.19(c)        206,651      1.94                .41               123
        (.41)          2.44        (43.37)(c)       235,302      1.77                .35               183
        (.01)          4.72         12.16(c)        532,597      1.69(d)             .38(d)             59
        (.01)          4.22         15.69           575,678      1.74(d)             .26(d)             56

      $ (.04)        $ 3.17         15.23%(c)    $   79,873       .88%(d)           1.20%(d)            73%
        (.06)          2.79         14.02(c)         83,924       .91               1.44               123
        (.46)          2.51        (42.69)(c)        97,668       .76               1.38               183
        (.06)          4.85         13.54(c)        178,669       .67(d)            1.39(d)             59
        (.04)          4.33         16.59           196,601       .74(d)            1.28(d)             56

      $ 0.00         $10.95         13.12%(c)    $   66,587      1.41%(d)(f)        (.14)%(d)(g)        99%
        (.04)          9.68         26.20(c)         72,024      1.58                .11               147
       (3.21)          7.71        (42.15)(c)        62,968      1.34                .38               339
       (1.64)         16.51         13.59           136,849      1.21(i)             .68               154
        (.92)         16.13         11.20           134,079      1.21(d)             .59(d)            133

      $ 0.00         $10.31         12.68%(c)    $   16,531      1.81%(d)(f)        (.54)%(d)(e)        99%
        (.02)          9.15         25.82(c)         25,273      1.77(f)            (.11)(e)           147
       (3.19)          7.29        (42.20)(c)        34,122      1.49(f)             .21(e)            339
       (1.56)         15.77         13.37            92,156      1.40(f)(i)          .49(e)            154
        (.92)         15.43         10.41           118,437      1.94(d)            (.14)(e)           133

      $ 0.00         $10.19         12.35%(c)    $   17,854      2.12%(d)(f)        (.85)%(d)(g)        99%
        0.00           9.07         25.28(c)         20,225      2.31               (.64)              147
       (3.10)          7.24        (42.57)(c)        20,997      2.06               (.35)              339
       (1.56)         15.68         12.80            49,598      1.93(i)            (.03)              154
        (.92)         15.42         10.42            49,794      1.92(d)            (.12)(d)           133

      $ 0.00         $10.97          4.68%(c)    $       16      1.05%(d)(k)(f)     (.17)%(d)(g)(k)     99%
-------------------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS                          DIVIDENDS    TAX
                      VALUE,   INVESTMENT    (BOTH     CONTRIBUTION TOTAL FROM  FROM NET  RETURN  DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND     FROM     INVESTMENT INVESTMENT   OF    FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (a) UNREALIZED)    ADVISER    OPERATIONS   INCOME   CAPITAL     GAINS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN BALANCED SHARES
CLASS A
Year ended 11/30/10   $13.43      $.25       $  .95       $0.00       $ 1.20     $(.27)    $0.00     $ 0.00
Year ended 11/30/09    11.06       .27         2.39        0.00         2.66      (.29)     0.00       0.00
Year ended 11/30/08    18.28       .34        (5.85)       0.00        (5.51)     (.36)     0.00      (1.35)
Year ended 11/30/07    18.29       .38          .46         .03          .87      (.39)     0.00       (.49)
Year ended 11/30/06    17.60       .34         1.61        0.00(h)      1.95      (.32)     0.00       (.94)

CLASS B
Year ended 11/30/10   $12.59      $.14       $  .90       $0.00       $ 1.04     $(.17)    $0.00     $ 0.00
Year ended 11/30/09    10.39       .17         2.23        0.00         2.40      (.20)     0.00       0.00
Year ended 11/30/08    17.27       .22        (5.51)       0.00        (5.29)     (.24)     0.00      (1.35)
Year ended 11/30/07    17.32       .23          .43         .03          .69      (.25)     0.00       (.49)
Year ended 11/30/06    16.74       .20         1.52        0.00(h)      1.72      (.20)     0.00       (.94)

CLASS C
Year ended 11/30/10   $12.67      $.14       $  .90       $0.00       $ 1.04     $(.17)    $0.00     $ 0.00
Year ended 11/30/09    10.44       .18         2.25        0.00         2.43      (.20)     0.00       0.00
Year ended 11/30/08    17.35       .22        (5.54)       0.00        (5.32)     (.24)     0.00      (1.35)
Year ended 11/30/07    17.40       .24          .42         .03          .69      (.25)     0.00       (.49)
Year ended 11/30/06    16.80       .21         1.53        0.00(h)      1.74      (.20)     0.00       (.94)

ADVISOR CLASS
Year ended 11/30/10   $13.46      $.29       $  .96       $0.00       $ 1.25     $(.31)    $0.00     $ 0.00
Year ended 11/30/09    11.08       .31         2.39        0.00         2.70      (.32)     0.00       0.00
Year ended 11/30/08    18.32       .39        (5.87)       0.00        (5.48)     (.41)     0.00      (1.35)
Year ended 11/30/07    18.33       .44          .45         .03          .92      (.44)     0.00       (.49)
Year ended 11/30/06    17.64       .39         1.61        0.00(h)      2.00      (.37)     0.00       (.94)

ALLIANCEBERNSTEIN EQUITY INCOME FUND
CLASS A
Year ended 11/30/10   $17.90      $.59(g)    $ 2.32       $0.00       $ 2.91     $(.64)    $0.00     $ 0.00
Year ended 11/30/09    16.68       .62         1.15        0.00(h)      1.77      (.55)     0.00       0.00
Year ended 11/30/08    25.72       .52        (9.04)       0.00        (8.52)     (.52)     0.00       0.00
Year ended 11/30/07    21.39       .51         4.28        0.00(h)      4.79      (.46)     0.00       0.00
Year ended 11/30/06    17.82       .47         3.55        0.00         4.02      (.45)     0.00       0.00

CLASS B
Year ended 11/30/10   $17.68      $.43(g)    $ 2.30       $0.00       $ 2.73     $(.50)    $0.00     $ 0.00
Year ended 11/30/09    16.47       .48         1.14        0.00(h)      1.62      (.41)     0.00       0.00
Year ended 11/30/08    25.39       .33        (8.91)       0.00        (8.58)     (.34)     0.00       0.00
Year ended 11/30/07    21.13       .32         4.24        0.00(h)      4.56      (.30)     0.00       0.00
Year ended 11/30/06    17.60       .32         3.52        0.00         3.84      (.31)     0.00       0.00

CLASS C
Year ended 11/30/10   $17.75      $.45(g)    $ 2.30       $0.00       $ 2.75     $(.50)    $0.00     $ 0.00
Year ended 11/30/09    16.52       .50         1.14        0.00(h)      1.64      (.41)     0.00       0.00
Year ended 11/30/08    25.46       .35        (8.95)       0.00        (8.60)     (.34)     0.00       0.00
Year ended 11/30/07    21.19       .33         4.24        0.00(h)      4.57      (.30)     0.00       0.00
Year ended 11/30/06    17.64       .32         3.54        0.00         3.86      (.31)     0.00       0.00

ADVISOR CLASS
Year ended 11/30/10   $18.01      $.66(g)    $ 2.31       $0.00       $ 2.97     $(.69)    $0.00     $ 0.00
Year ended 11/30/09    16.77       .67         1.17        0.00(h)      1.84      (.60)     0.00       0.00
Year ended 11/30/08    25.86       .60        (9.10)       0.00        (8.50)     (.59)     0.00       0.00
Year ended 11/30/07    21.51       .60         4.28        0.00(h)      4.88      (.53)     0.00       0.00
Year ended 11/30/06    17.91       .53         3.57        0.00         4.10      (.50)     0.00       0.00
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 78.

LESS DISTRIBUTIONS                                            RATIOS/SUPPLEMENTAL DATA
------------------                             ------------------------------------------------------


                                                               RATIO OF      RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                    NET ASSETS,    EXPENSES      INCOME (LOSS)   PORTFOLIO
       AND         VALUE, END                  END OF PERIOD  TO AVERAGE      TO AVERAGE     TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000S OMITTED) NET ASSETS      NET ASSETS       RATE
------------------------------------------------------------------------------------------------------
      $ (.27)        $14.36          9.04%(c)     $399,687       1.14%(d)        1.83%(d)        69%
        (.29)         13.43         24.43(c)       481,427       1.08            2.30           111
       (1.71)         11.06        (33.06)(c)      452,619        .97            2.30           118
        (.88)         18.28          4.82(c)       956,157        .92            2.10            66
       (1.26)         18.29         11.81          972,991        .88(d)         2.00(d)         52

      $ (.17)        $13.46          8.34%(c)     $ 78,888       1.90%(d)        1.07%(d)        69%
        (.20)         12.59         23.41(c)       121,871       1.85            1.53           111
       (1.59)         10.39        (33.56)(c)      155,339       1.72            1.54           118
        (.74)         17.27          4.06(c)       360,548       1.67            1.34            66
       (1.14)         17.32         10.94          478,595       1.62(d)         1.24(d)         52

      $ (.17)        $13.54          8.29%(c)     $ 75,021       1.86%(d)        1.10%(d)        69%
        (.20)         12.67         23.59(c)        84,098       1.81            1.57           111
       (1.59)         10.44        (33.58)(c)       81,907       1.70            1.58           118
        (.74)         17.35          4.04(c)       168,496       1.66            1.36            66
       (1.14)         17.40         11.02          176,454       1.61(d)         1.27(d)         52

      $ (.31)        $14.40          9.41%(c)     $ 32,205        .84%(d)        2.12%(d)        69%
        (.32)         13.46         24.84(c)        56,024        .79            2.59           111
       (1.76)         11.08        (32.89)(c)       51,761        .68            2.61           118
        (.93)         18.32          5.11(c)        91,198        .63            2.38            66
       (1.31)         18.33         12.10          107,657        .60(d)         2.28(d)         52

      $ (.64)        $20.17         16.57%(c)     $112,730       1.39%(d)(f)     3.15%(d)(g)    138%
        (.55)         17.90         10.91(c)       100,984       1.43            3.78            54
        (.52)         16.68        (33.67)(c)       92,874       1.25            2.26            41
        (.46)         25.72         22.65          144,950       1.20(i)         2.18            34
        (.45)         21.39         22.98          110,183       1.32(d)         2.45(d)         49

      $ (.50)        $19.91         15.68%(c)     $ 14,138       2.14%(d)(f)     2.37%(d)(g)    138%
        (.41)         17.68         10.09(c)        21,048       2.21            3.00            54
        (.34)         16.47        (34.16)(c)       40,429       2.00            1.47            41
        (.30)         25.39         21.71           91,375       1.94(i)         1.38            34
        (.31)         21.13         22.12          102,113       2.05(d)         1.72(d)         49

      $ (.50)        $20.00         15.73%(c)     $ 29,056       2.11%(d)(f)     2.44%(d)(g)    138%
        (.41)         17.75         10.18(c)        29,191       2.16            3.06            54
        (.34)         16.52        (34.14)(c)       32,717       1.97            1.56            41
        (.30)         25.46         21.70           53,361       1.92(i)         1.43            34
        (.31)         21.19         22.19           47,496       2.04(d)         1.72(d)         49

      $ (.69)        $20.29         16.86%(c)     $  6,518       1.08%(d)(f)     3.51%(d)(g)    138%
        (.60)         18.01         11.30(c)         5,370       1.14            4.06            54
        (.59)         16.77        (33.48)(c)        5,716        .96            2.61            41
        (.53)         25.86         22.96            6,897        .90(i)         2.51            34
        (.50)         21.51         23.39            3,768       1.03(d)         2.75(d)         49
------------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,   INVESTMENT    (BOTH     CONTRIBUTION TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND     FROM     INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD (LOSS) (a) UNREALIZED)    ADVISER    OPERATIONS   INCOME   CAPITAL     GAINS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
CLASS A
Year ended 11/30/10   $10.46      $.16      $  1.39       $0.00      $  1.55     $(.54)    $0.00     $ 0.00
Year ended 11/30/09     7.43       .20         2.92        0.00         3.12      (.09)     0.00       0.00
Year ended 11/30/08    25.53       .26        (9.51)       0.00        (9.25)     (.53)     (.18)     (8.14)
Year ended 11/30/07    30.00       .35        (1.86)       0.00        (1.51)     (.28)     0.00      (2.68)
Year ended 11/30/06    22.04       .15         8.06        0.00         8.21      (.25)     0.00       0.00

CLASS B
Year ended 11/30/10   $10.27      $.08      $  1.35       $0.00      $  1.43     $(.50)    $0.00     $ 0.00
Year ended 11/30/09     7.33       .14         2.86        0.00         3.00      (.06)     0.00       0.00
Year ended 11/30/08    25.28       .17        (9.41)       0.00        (9.24)     (.43)     (.14)     (8.14)
Year ended 11/30/07    29.77       .18        (1.92)       0.00        (1.74)     (.07)     0.00      (2.68)
Year ended 11/30/06    21.84       .12         7.88        0.00         8.00      (.07)     0.00       0.00

CLASS C
Year ended 11/30/10   $10.34      $.08      $  1.37       $0.00      $  1.45     $(.50)    $0.00     $ 0.00
Year ended 11/30/09     7.37       .14         2.89        0.00         3.03      (.06)     0.00       0.00
Year ended 11/30/08    25.36       .18        (9.46)       0.00        (9.28)     (.43)     (.14)     (8.14)
Year ended 11/30/07    29.81       .13        (1.83)       0.00        (1.70)     (.07)     0.00      (2.68)
Year ended 11/30/06    21.89       .04         7.95        0.00         7.99      (.07)     0.00       0.00

ADVISOR CLASS
Year ended 11/30/10   $10.41      $.19      $  1.39       $0.00      $  1.58     $(.55)    $0.00     $ 0.00
Year ended 11/30/09     7.39       .22         2.90        0.00         3.12      (.10)     0.00       0.00
Year ended 11/30/08    25.45       .29        (9.45)       0.00        (9.16)     (.57)     (.19)     (8.14)
Year ended 11/30/07    29.84       .37        (1.71)       0.00        (1.34)     (.37)     0.00      (2.68)
Year ended 11/30/06    21.91       .25         8.00        0.00         8.25      (.32)     0.00       0.00

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
CLASS A
Year ended 11/30/10   $13.55      $.17      $  (.48)      $0.00      $  (.31)    $(.17)    $0.00     $ 0.00
Year ended 11/30/09     9.78       .20(g)      3.57        0.00(h)      3.77      0.00      0.00       0.00
Year ended 11/30/08    24.18       .45       (13.46)       0.00       (13.01)     (.34)     0.00      (1.05)
Year ended 11/30/07    23.05       .50         2.18        0.00         2.68      (.40)     0.00      (1.15)
Year ended 11/30/06    18.10       .39(g)      5.80        0.00         6.19      (.23)     0.00      (1.01)

CLASS B
Year ended 11/30/10   $13.12      $.07      $  (.46)      $0.00      $  (.39)    $(.08)    $0.00     $ 0.00
Year ended 11/30/09     9.55       .12(g)      3.45        0.00(h)      3.57      0.00      0.00       0.00
Year ended 11/30/08    23.65       .30       (13.16)       0.00       (12.86)     (.19)     0.00      (1.05)
Year ended 11/30/07    22.63       .30         2.16        0.00         2.46      (.29)     0.00      (1.15)
Year ended 11/30/06    17.81       .25(g)      5.70        0.00         5.95      (.12)     0.00      (1.01)

CLASS C
Year ended 11/30/10   $13.14      $.08      $  (.47)      $0.00      $  (.39)    $(.08)    $0.00     $ 0.00
Year ended 11/30/09     9.56       .12(g)      3.46        0.00(h)      3.58      0.00      0.00       0.00
Year ended 11/30/08    23.66       .32       (13.18)       0.00       (12.86)     (.19)     0.00      (1.05)
Year ended 11/30/07    22.63       .33         2.14        0.00         2.47      (.29)     0.00      (1.15)
Year ended 11/30/06    17.81       .25(g)      5.70        0.00         5.95      (.12)     0.00      (1.01)

ADVISOR CLASS
Year ended 11/30/10   $13.84      $.22      $  (.48)      $0.00      $  (.26)    $(.22)    $0.00     $ 0.00
Year ended 11/30/09     9.96       .24(g)      3.64        0.00(h)      3.88      0.00      0.00       0.00
Year ended 11/30/08    24.60       .52       (13.71)       0.00       (13.19)     (.40)     0.00      (1.05)
Year ended 11/30/07    23.41       .58         2.20        0.00         2.78      (.44)     0.00      (1.15)
Year ended 11/30/06    18.34       .46(g)      5.89        0.00         6.35      (.27)     0.00      (1.01)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 78.

LESS DISTRIBUTIONS                                          RATIOS/SUPPLEMENTAL DATA
------------------                             --------------------------------------------------


                                                               RATIO OF   RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                    NET ASSETS,    EXPENSES   INCOME (LOSS)  PORTFOLIO
       AND         VALUE, END                  END OF PERIOD  TO AVERAGE   TO AVERAGE    TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000S OMITTED) NET ASSETS   NET ASSETS      RATE
--------------------------------------------------------------------------------------------------
      $ (.54)        $11.47         15.50%       $   79,631      1.58%(d)     1.52%(d)       70%
        (.09)         10.46         42.59            75,106      1.76         2.40           67
       (8.85)          7.43        (53.30)           63,224      1.35         1.96           41
       (2.96)         25.53         (5.27)          164,223      1.24         1.29          102
       (.25 )         30.00         37.50           222,701      1.20(d)       .59(d)        49

      $ (.50)        $11.20         14.58%       $    6,532      2.38%(d)      .73%(d)       70%
        (.06)         10.27         41.29             8,591      2.61         1.70           67
       (8.71)          7.33        (53.64)            9,657      2.12         1.25           41
       (2.75)         25.28         (6.13)           37,750      1.98          .65          102
        (.07)         29.77         36.70            65,863      1.94(d)       .47(d)        49

      $ (.50)        $11.29         14.68%       $   20,629      2.31%(d)      .78%(d)       70%
        (.06)         10.34         41.47            19,616      2.50         1.69           67
       (8.71)          7.37        (53.63)           16,167      2.07         1.30           41
       (2.75)         25.36         (5.98)           54,390      1.96          .48          102
        (.07)         29.81         36.57            68,638      1.91(d)       .16(d)        49

      $ (.55)        $11.44         15.94%       $    7,045      1.28%(d)     1.81%(d)       70%
        (.10)         10.41         42.90             4,675      1.46         2.64           67
       (8.90)          7.39        (53.15)            3,476      1.05         2.23           41
       (3.05)         25.45         (4.72)            6,472       .96         1.37          102
        (.32)         29.84         37.98             6,528       .90(d)      1.00(d)        49

      $ (.17)        $13.07         (2.30)%      $  970,665      1.33%(d)     1.30%(d)       41%
        0.00          13.55         38.55(c)      1,809,964      1.27(f)      1.89(g)        48
       (1.39)          9.78        (56.98)        2,118,101      1.14         2.45           38
       (1.55)         24.18         12.23         6,056,019      1.11         2.11           21
       (1.24)         23.05         36.20         3,285,006      1.19(d)      1.92(d)(g)     23

      $ (.08)        $12.65         (3.01)%      $   54,223      2.10%(d)      .58%(d)       41%
        0.00          13.12         37.38(c)         87,475      2.04(f)      1.10(g)        48
       (1.24)          9.55        (57.30)           94,538      1.88         1.66           38
       (1.44)         23.65         11.38           331,999      1.84         1.30           21
       (1.13)         22.63         35.22           302,072      1.90(d)      1.22(d)(g)     23

      $ (.08)        $12.67         (3.00)%      $  226,241      2.06%(d)      .63%(d)       41%
        0.00          13.14         37.45(c)        358,950      2.00(f)      1.13(g)        48
       (1.24)          9.56        (57.27)          419,340      1.86         1.72           38
       (1.44)         23.66         11.43         1,373,558      1.82         1.40           21
       (1.13)         22.63         35.22           775,322      1.89(d)      1.22(d)(g)     23

      $ (.22)        $13.36         (1.95)%      $  826,791      1.03%(d)     1.68%(d)       41%
        0.00          13.84         38.96(c)      1,195,544       .97(f)      2.14(g)        48
       (1.45)          9.96        (56.87)        1,417,977       .84         2.77           38
       (1.59)         24.60         12.52         3,704,600       .82         2.41           21
       (1.28)         23.41         36.65         1,851,774       .89(d)      2.21(d)(g)     23
--------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,   INVESTMENT    (BOTH     CONTRIBUTION TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND     FROM     INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD (LOSS) (a) UNREALIZED)    ADVISER    OPERATIONS   INCOME   CAPITAL     GAINS
---------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL VALUE FUND
CLASS A
Year ended 11/30/10   $ 8.88      $.07       $  .16       $0.00       $  .23     $(.09)    $0.00     $ 0.00
Year ended 11/30/09     6.59       .13(g)      2.16        0.00         2.29      0.00      0.00       0.00
Year ended 11/30/08    16.19       .23        (8.37)       0.00        (8.14)     (.19)     0.00      (1.27)
Year ended 11/30/07    16.72       .23          .89        0.00         1.12      (.27)     0.00      (1.38)
Year ended 11/30/06    13.87       .21         3.30        0.00         3.51      (.14)     0.00       (.52)

CLASS B
Year ended 11/30/10   $ 8.59      $.00(h)    $  .15       $0.00       $  .15     $(.03)    $0.00     $ 0.00
Year ended 11/30/09     6.43       .06(g)      2.10        0.00         2.16      0.00      0.00       0.00
Year ended 11/30/08    15.84       .16        (8.21)       0.00        (8.05)     (.09)     0.00      (1.27)
Year ended 11/30/07    16.42       .08          .90        0.00          .98      (.18)     0.00      (1.38)
Year ended 11/30/06    13.66       .10         3.25        0.00         3.35      (.07)     0.00       (.52)

CLASS C
Year ended 11/30/10   $ 8.62      $.01       $  .15       $0.00       $  .16     $(.03)    $0.00     $ 0.00
Year ended 11/30/09     6.45       .07(g)      2.10        0.00         2.17      0.00      0.00       0.00
Year ended 11/30/08    15.87       .17        (8.23)       0.00        (8.06)     (.09)     0.00      (1.27)
Year ended 11/30/07    16.45       .09          .89        0.00          .98      (.18)     0.00      (1.38)
Year ended 11/30/06    13.67       .11         3.26        0.00         3.37      (.07)     0.00       (.52)

ADVISOR CLASS
Year ended 11/30/10   $ 8.95      $.10       $  .16       $0.00       $  .26     $(.12)    $0.00     $ 0.00
Year ended 11/30/09     6.63       .14         2.18        0.00         2.32      0.00      0.00       0.00
Year ended 11/30/08    16.30       .30        (8.44)       0.00        (8.14)     (.26)     0.00      (1.27)
Year ended 11/30/07    16.81       .26          .91        0.00         1.17      (.30)     0.00      (1.38)
Year ended 11/30/06    13.93       .26         3.32        0.00         3.58      (.18)     0.00       (.52)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 78.

LESS DISTRIBUTIONS                                          RATIOS/SUPPLEMENTAL DATA
------------------                             -------------------------------------------------


                                                               RATIO OF   RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                    NET ASSETS,    EXPENSES   INCOME (LOSS) PORTFOLIO
       AND         VALUE, END                  END OF PERIOD  TO AVERAGE   TO AVERAGE   TURNOVER
  DISTRIBUTIONS    OF PERIOD  TOTAL RETURN (b) (000S OMITTED) NET ASSETS   NET ASSETS     RATE
-------------------------------------------------------------------------------------------------
      $ (.09)        $ 9.02          2.57%(c)     $ 26,794       1.59%(d)      .83%(d)     61%
        0.00           8.88         34.75(c)        47,523       1.50(f)      1.84(g)      53
       (1.46)          6.59        (55.16)(c)       60,737       1.40         2.09         54
       (1.65)         16.19          7.08          182,644       1.30(d)      1.35(d)      25
        (.66)         16.72         26.37           67,102       1.33(d)      1.39(d)      29

      $ (.03)        $ 8.71          1.69%(c)     $  3,581       2.38%(d)      .03%(d)     61%
        0.00           8.59         33.59(c)         5,556       2.29(f)       .90(g)      53
       (1.36)          6.43        (55.49)(c)        6,599       2.14         1.32         54
       (1.56)         15.84          6.28           24,966       2.03(d)       .51(d)      25
        (.59)         16.42         25.42           27,368       2.05(d)       .67(d)      29

      $ (.03)          8.75          1.80%(c)     $  6,355       2.32%(d)      .12%(d)     61%
        0.00           8.62         33.64(c)         7,769       2.23(f)       .94(g)      53
       (1.36)          6.45        (55.44)(c)        8,835       2.11         1.41         54
       (1.56)         15.87          6.27           26,554       2.00(d)       .58(d)      25
        (.59)         16.45         25.55           19,439       2.03(d)       .71(d)      29

      $ (.12)        $ 9.09          2.90%(c)     $ 62,660       1.29%(d)     1.13%(d)     61%
        0.00           8.95         34.99(c)        96,246       1.19         1.99         53
       (1.53)          6.63        (55.00)(c)       82,449       1.09         2.48         54
       (1.68)         16.30          7.38          195,043        .99(d)      1.57(d)      25
        (.70)         16.81         26.80          203,212       1.03(d)      1.70(d)      29
-------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.


(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or CDSC are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from the class action settlements, which enhanced the performance of each share class.


                                            2010  2009  2008 2007
-----------------------------------------------------------------
AllianceBernstein Value Fund                .04%   .04% .06%
AllianceBernstein Small/Mid Cap Value Fund         .01% .01%
AllianceBernstein Growth and Income         .84%  1.93% .06% .78%
AllianceBernstein Core Opportunities Fund   .70%* 1.94% .02%
AllianceBernstein Balanced Shares           .20%   .27% .05% .13%
AllianceBernstein Equity Income Fund        .27%  1.01% .05%
AllianceBernstein Global Value Fund         .03%   .01% .01%
AllianceBernstein International Value Fund         .02%

--------


   *These proceeds enhanced performance of the Advisor Class shares by 0.32%.

(d)The ratio includes expenses attributable to the costs of proxy solicitation.


(e)Net of fees and expenses waived by the Distributor.


(f)Net of fees and expenses waived/reimbursed by the Adviser/Distributor. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:



                                             2006   2007  2008  2009   2010
-----------------------------------------------------------------------------
ALLIANCEBERNSTEIN VALUE FUND
Class A                                        --     --     --    --    --
Class B                                     1.76%* 1.75%  1.82% 1.91% 1.90%*
Class C                                        --     --     --    --    --
Advisor Class                                  --     --     --    --    --
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
Class A                                     1.31%* 1.27%* 1.34% 1.37% 1.33%*
Class B                                     2.03%* 2.01%* 2.06% 2.16% 2.09%*
Class C                                     2.02%* 1.98%* 2.05% 2.11% 2.05%*
Advisor Class                               1.01%*  .97%* 1.04% 1.06% 1.03%*
ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
Class A                                        --     --     --    -- 1.65%*
Class B                                        --  1.96%  2.09% 2.37% 2.41%*
Class C                                        --     --     --    -- 2.37%*
Advisor Class                                  --     --     --    -- 1.33%*+
ALLIANCEBERNSTEIN EQUITY INCOME FUND
Class A                                        --     --     --    -- 1.45%*
Class B                                        --     --     --    -- 2.20%*
Class C                                        --     --     --    -- 2.17%*
Advisor Class                                  --     --     --    -- 1.15%*
ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
Class A                                        --     --     -- 1.29%    --
Class B                                        --     --     -- 2.07%    --
Class C                                        --     --     -- 2.02%    --
Advisor Class                                  --     --     --  .99%    --
ALLIANCEBERNSTEIN GLOBAL VALUE FUND
Class A                                        --     --     -- 1.51%    --
Class B                                        --     --     -- 2.31%    --
Class C                                        --     --     -- 2.24%    --
Advisor Class                                  --     --     --    --    --

--------
   *The ratio includes expenses attributable to the costs of proxy solicitation.


   +Annualized.

(g)Net of fees and expenses waived/reimbursed by the Adviser.


(h)Amount is less than $.005.

(i)Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                                           2007
------------------------------------------------
ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
Class A                                    1.20%
Class B                                    1.39%
Class C                                    1.92%
ALLIANCEBERNSTEIN EQUITY INCOME FUND
Class A                                    1.19%
Class B                                    1.93%
Class C                                    1.91%
Advisor Class                               .89%

--------

(j)Commencement of distributions.

(k)Annualized.

APPENDIX A
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  536.60    $ 9,942.15
     2         9,942.15      497.11    10,439.26     115.88     10,323.38
     3        10,323.38      516.17    10,839.55     120.32     10,719.23
     4        10,719.23      535.96    11,255.19     124.93     11,130.26
     5        11,130.26      556.51    11,686.77     129.72     11,557.05
     6        11,557.05      577.85    12,134.90     134.70     12,000.20
     7        12,000.20      600.01    12,600.21     139.86     12,460.35
     8        12,460.35      623.02    13,083.37     145.23     12,938.14
     9        12,938.14      646.91    13,585.05     150.79     13,434.26
     10       13,434.26      671.71    14,105.97     156.58     13,949.39
     ---------------------------------------------------------------------
     Total                $5,704.00               $1,754.61


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  540.62    $ 9,938.13
     2         9,938.13      496.91    10,435.04     138.79     10,296.25
     3        10,296.25      514.81    10,811.06     143.79     10,667.27
     4        10,667.27      533.36    11,200.63     148.97     11,051.66
     5        11,051.66      552.58    11,604.24     154.34     11,449.90
     6        11,449.90      572.50    12,022.40     159.90     11,862.50
     7        11,862.50      593.13    12,455.63     165.66     12,289.97
     8        12,289.97      614.50    12,904.47     171.63     12,732.84
     9        12,732.84      636.64    13,369.48     177.81     13,191.67
     10       13,191.67      659.58    13,851.25     184.22     13,667.03
     ---------------------------------------------------------------------
     Total                $5,652.76               $1,985.73

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  541.62    $ 9,937.13
     2         9,937.13      496.86    10,433.99     121.03     10,312.96
     3        10,312.96      515.65    10,828.61     125.61     10,703.00
     4        10,703.00      535.15    11,238.15     130.36     11,107.79
     5        11,107.79      555.39    11,663.18     135.29     11,527.89
     6        11,527.89      576.39    12,104.28     140.41     11,963.87
     7        11,963.87      598.19    12,562.06     145.72     12,416.34
     8        12,416.34      620.82    13,037.16     151.23     12,885.93
     9        12,885.93      644.30    13,530.23     156.95     13,373.28
     10       13,373.28      668.66    14,041.94     162.89     13,879.05
     ---------------------------------------------------------------------
     Total                $5,690.16               $1,811.11


ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  560.73    $ 9,918.02
     2         9,918.02      495.90    10,413.92     171.83     10,242.09
     3        10,242.09      512.10    10,754.19     177.44     10,576.75
     4        10,576.75      528.84    11,105.59     183.24     10,922.35
     5        10,922.35      546.12    11,468.47     189.23     11,279.24
     6        11,279.24      563.96    11,843.20     195.41     11,647.79
     7        11,647.79      582.39    12,230.18     201.80     12,028.38
     8        12,028.38      601.42    12,629.80     208.39     12,421.41
     9        12,421.41      621.07    13,042.48     215.20     12,827.28
     10       12,827.28      641.36    13,468.64     222.23     13,246.41
     ---------------------------------------------------------------------
     Total                $5,571.91               $2,325.50


ALLIANCEBERNSTEIN BALANCED SHARES
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  539.61    $ 9,939.14
     2         9,939.14      496.96    10,436.10     118.97     10,317.13
     3        10,317.13      515.86    10,832.99     123.50     10,709.49
     4        10,709.49      535.47    11,244.96     128.19     11,116.77
     5        11,116.77      555.84    11,672.61     133.07     11,539.54
     6        11,539.54      576.98    12,116.52     138.13     11,978.39
     7        11,978.39      598.92    12,577.31     143.38     12,433.93
     8        12,433.93      621.70    13,055.63     148.83     12,906.80
     9        12,906.80      645.34    13,552.14     154.49     13,397.65
     10       13,397.65      669.88    14,067.53     160.37     13,907.16
     ---------------------------------------------------------------------
     Total                $5,695.70               $1,788.54



ALLIANCEBERNSTEIN EQUITY INCOME FUND

--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  564.75    $ 9,914.00
     2         9,914.00      495.70    10,409.70     144.69     10,265.01
     3        10,265.01      513.25    10,778.26     149.82     10,628.44
     4        10,628.44      531.42    11,159.86     155.12     11,004.74
     5        11,004.74      550.24    11,554.98     160.61     11,394.37
     6        11,394.37      569.72    11,964.09     166.30     11,797.79
     7        11,797.79      589.89    12,387.68     172.19     12,215.49
     8        12,215.49      610.77    12,826.26     178.29     12,647.97
     9        12,647.97      632.40    13,280.37     184.60     13,095.77
     10       13,095.77      654.79    13,750.56     191.13     13,559.43
     ---------------------------------------------------------------------
     Total                $5,626.93               $2,067.50

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  583.85    $ 9,894.90
     2         9,894.90      494.75    10,389.65     164.16     10,225.49
     3        10,225.49      511.27    10,736.76     169.64     10,567.12
     4        10,567.12      528.36    11,095.48     175.31     10,920.17
     5        10,920.17      546.01    11,466.18     181.17     11,285.01
     6        11,285.01      564.25    11,849.26     187.22     11,662.04
     7        11,662.04      583.10    12,245.14     193.47     12,051.67
     8        12,051.67      602.58    12,654.25     199.94     12,454.31
     9        12,454.31      622.72    13,077.03     206.62     12,870.41
     10       12,870.41      643.52    13,513.93     213.52     13,300.41
     ---------------------------------------------------------------------
     Total                $5,575.31               $2,274.90


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT               HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
     ----------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75   $  558.71    $ 9,920.04
     2         9,920.04      496.00    10,416.04      138.53     10,277.51
     3        10,277.51      513.88    10,791.39      143.53     10,647.86
     4        10,647.86      532.39    11,180.25      148.70     11,031.55
     5        11,031.55      551.58    11,583.13      154.06     11,429.07
     6        11,429.07      571.45    12,000.52      159.61     11,840.91
     7        11,840.91      592.05    12,432.96      165.36     12,267.60
     8        12,267.60      613.38    12,880.98      171.32     12,709.66
     9        12,709.66      635.48    13,345.14      177.49     13,167.65
     10       13,167.65      658.38    13,826.03      183.89     13,642.14
     ----------------------------------------------------------------------
     Total                $5,643.34                $2,001.20




ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  478.75   $10,053.75  $  584.85    $ 9,893.90
     2         9,893.90      494.70    10,388.60     165.18     10,223.42
     3        10,223.42      511.17    10,734.59     170.68     10,563.91
     4        10,563.91      528.20    11,092.11     176.36     10,915.75
     5        10,915.75      545.79    11,461.54     182.24     11,279.30
     6        11,279.30      563.97    11,843.27     188.31     11,654.96
     7        11,654.96      582.75    12,237.71     194.58     12,043.13
     8        12,043.13      602.16    12,645.29     201.06     12,444.23
     9        12,444.23      622.21    13,066.44     207.76     12,858.68
     10       12,858.68      642.93    13,501.61     214.68     13,286.93
     ---------------------------------------------------------------------
     Total                $5,572.63               $2,285.70


*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Fund" before waiver.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com


Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


FUND                                                  SEC FILE NO.
------------------------------------------------------------------
AllianceBernstein Value Fund                           811-10221
AllianceBernstein Small/Mid Cap Value Fund             811-10221
AllianceBernstein Growth and Income Fund               811-00126
AllianceBernstein Core Opportunities Fund              811-09687
AllianceBernstein Balanced Shares                      811-00134
AllianceBernstein Equity Income Fund                   811-07916
AllianceBernstein Global Real Estate Investment Fund   811-07707
AllianceBernstein International Value Fund             811-10221
AllianceBernstein Global Value Fund                    811-10221



                                                                  PRO-0103-0311

                                    [GRAPHIC]

VALUE FUNDS -- RETIREMENT SHARES -- (CLASS A, R, K, AND I SHARES)



PROSPECTUS  |  MARCH 1, 2011



AllianceBernstein Value Funds


A family of value-oriented mutual funds



Domestic Value Funds                                          International Value Funds
(Shares Offered--Exchange Ticker Symbol)                      (Shares Offered--Exchange Ticker Symbol)

    AllianceBernstein Value Fund                                  AllianceBernstein Global Real Estate Investment
    (Class A-ABVAX; Class R-ABVRX; Class K-ABVKX;                 Fund
     Class I-ABVIX)                                               (Class A-AREAX; Class R-ARRRX; Class K-ARRKX;
                                                                   Class I-AEEIX)
    AllianceBernstein Small/Mid Cap Value Fund
    (Class A-ABASX; Class R-ABSRX; Class K-ABSKX;                 AllianceBernstein International Value Fund
     Class I-ABSIX)                                               (Class A-ABIAX; Class R-AIVRX; Class K-AIVKX;
                                                                   Class I-AIVIX)
    AllianceBernstein Growth and Income Fund
    (Class A-CABDX; Class R-CBBRX; Class K-CBBKX;                 AllianceBernstein Global Value Fund
     Class I-CBBIX)                                               (Class A-ABAGX; Class R-ABGRX; Class K-ABGKX;
                                                                   Class I-AGVIX)
    AllianceBernstein Core Opportunities Fund
    (Class A-ADGAX; Class R-ADGRX; Class K-ADGKX;
     Class I-ADGIX)

    AllianceBernstein Balanced Shares
    (Class A-CABNX; Class R-CBSRX; Class K-CBSKX;
     Class I-CABIX)

    AllianceBernstein Equity Income Fund
    (Class A-AUIAX; Class R-AUIRX; Class K-AUIKX;
     Class I-AUIIX)



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------



                                                               Page
SUMMARY INFORMATION...........................................   4
DOMESTIC VALUE FUNDS..........................................   4
  ALLIANCEBERNSTEIN VALUE FUND................................   4
  ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND..................   7
  ALLIANCEBERNSTEIN GROWTH AND INCOME FUND....................  11
  ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND...................  14
  ALLIANCEBERNSTEIN BALANCED SHARES...........................  17
  ALLIANCEBERNSTEIN EQUITY INCOME FUND........................  21
INTERNATIONAL VALUE FUNDS.....................................  24
  ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND........  24
  ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND..................  28
  ALLIANCEBERNSTEIN GLOBAL VALUE FUND.........................  32
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  37
INVESTING IN THE FUNDS........................................  45
  How to Buy Shares...........................................  45
  The Different Share Class Expenses..........................  45
  Distribution Arrangements for Group Retirement Plans........  46
  Payments to Financial Intermediaries........................  46
  How to Exchange Shares......................................  47
  How to Sell or Redeem Shares................................  47
  Frequent Purchases and Redemptions of Fund Shares...........  47
  How the Funds Value Their Shares............................  49
MANAGEMENT OF THE FUNDS.......................................  50
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  54
GENERAL INFORMATION...........................................  55
GLOSSARY......................................................  56
FINANCIAL HIGHLIGHTS..........................................  57
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

DOMESTIC VALUE FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .13%    .26%    .20%   .02%
  Other Expenses                            .13%    .13%    .13%   .13%
                                           -----   -----   -----   ----
Total Other Expenses                        .26%    .39%    .33%   .15%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.11%   1.44%   1.13%   .70%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



*In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply for Class A shares.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  113  $  147  $  115   $ 72
After 3 Years   $  353  $  456  $  359   $224
After 5 Years   $  612  $  787  $  622   $390
After 10 Years  $1,352  $1,724  $1,375   $871
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.


Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000(TM) Value Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The research staff focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.



The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover.



The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a   -13.30   29.00   13.31    5.45   21.22   -4.46  -41.88   19.06   11.39

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 18.19%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -22.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                      SINCE
                                                     1 YEAR 5 YEARS INCEPTION*
------------------------------------------------------------------------------
Class A                                              10.39% -2.25%    2.30%
------------------------------------------------------------------------------
Class R                                              10.96% -2.57%    2.02%
------------------------------------------------------------------------------
Class K                                              11.31% -2.25%    2.34%
------------------------------------------------------------------------------
Class I                                              11.70% -1.92%    2.63%
------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)  15.51%  1.28%    4.11%
------------------------------------------------------------------------------



*Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Christopher W. Marx       Since 2005      Senior Vice President of the Adviser

Joseph G. Paul            Since 2009      Senior Vice President of the Adviser

John D. Phillips, Jr.     Since 2005      Senior Vice President of the Adviser

Greg L. Powell            Since 2011      Senior Vice President of the Adviser




ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 in this Prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                    CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees                                              .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                                                                      .19%    .26%    .20%    .11%
  Other Expenses                                                                      .09%    .09%    .10%    .10%
                                                                                    ------  ------  ------  ------
Total Other Expenses                                                                  .28%    .35%    .30%    .21%
                                                                                    ------  ------  ------  ------
Total Annual Fund Operating Expenses Before Waiver                                   1.33%   1.60%   1.30%    .96%
                                                                                    ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(a)                                          (.18)%  (.25)%  (.20)%  (.11)%
                                                                                    ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.15%   1.35%   1.10%    .85%
                                                                                    ======  ======  ======  ======
-------------------------------------------------------------------------------------------------------------------



* In some cases, a 1%, 1-year CDSC may apply for Class A shares.



(a)The fee waiver and/or expense reimbursements will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  117  $  137  $  112  $   87
After 3 Years   $  404  $  481  $  392  $  295
After 5 Years   $  712  $  847  $  694  $  520
After 10 Years  $1,586  $1,879  $1,550  $1,168
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.


Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2010, there were approximately 1,646 small- to mid-capitalization companies, representing a market capitalization range from nearly $42.0 million to approximately $9.6 billion.



The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.



In selecting securities for the Fund's portfolio, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.



The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.



The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.


Bernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies. The Fund may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services.



The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. CAPITALIZATION RISK: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a    -8.19   41.92   18.91    7.89   13.65    2.32  -34.56   41.81   26.51

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 24.44%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.46%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                      SINCE
                                                     1 YEAR 5 YEARS INCEPTION*
------------------------------------------------------------------------------
Class A                                              25.51%  6.42%    10.89%
------------------------------------------------------------------------------
Class R                                              26.19%  6.22%    10.71%
------------------------------------------------------------------------------
Class K                                              26.59%  6.48%    10.95%
------------------------------------------------------------------------------
Class I                                              26.92%  6.74%    11.22%
------------------------------------------------------------------------------
Russell 2500(TM) Value Index
(reflects no deduction for fees, expenses or taxes)  24.82%  3.85%     9.09%
------------------------------------------------------------------------------
Russell 2500(TM) Index
(reflects no deduction for fees, expenses or taxes)  26.71%  4.86%     8.29%
------------------------------------------------------------------------------



*Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
James W. MacGregor     Since 2005      Senior Vice President of the Adviser

Joseph G. Paul         Since 2002      Senior Vice President of the Adviser

Andrew J. Weiner       Since 2005      Senior Vice President of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 in this Prospectus.

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%   .55%
Distribution and/or Service (12b-1) Fees    .28%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .24%    .24%    .20%   .11%
  Other Expenses                            .09%    .10%    .09%   .09%
                                           -----   -----   -----   ----
Total Other Expenses                        .33%    .34%    .29%   .20%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.16%   1.39%   1.09%   .75%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



*In some cases, a 1%, 1-year CDSC may apply for Class A shares.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  118  $  142  $  111   $ 77
After 3 Years   $  368  $  440  $  347   $240
After 5 Years   $  638  $  761  $  601   $417
After 10 Years  $1,409  $1,669  $1,329   $930
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies.

In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. INDUSTRY/SECTOR RISK: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund's investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual return for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 -1.84  -26.57   31.76   11.92    3.78   16.93    5.51  -40.76   20.93   13.13

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 17.46%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -20.01%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                     1 YEAR 5 YEARS 10 YEARS*
-----------------------------------------------------------------------------
Class A                                              12.13%  0.00%    0.98%
-----------------------------------------------------------------------------
Class R                                              12.82% -0.28%    0.73%
-----------------------------------------------------------------------------
Class K                                              13.32%  0.05%    1.07%
-----------------------------------------------------------------------------
Class I                                              13.31%  0.36%    1.34%
-----------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)  15.51%  1.28%    3.26%
-----------------------------------------------------------------------------



*Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso     Since 2004      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                     CLASS A   CLASS R   CLASS K  CLASS I
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .55%      .55%      .55%      .55%
Distribution and/or Service (12b-1) Fees                                              .30%      .50%      .25%      None
Other Expenses:
  Transfer Agent                                                                      .31%      .25%      .20%      .03%
  Other Expenses                                                                      .49%      .45%      .49%      .50%
                                                                                    ------    ------    ------    ------
Total Other Expenses                                                                  .80%      .70%      .69%      .53%
                                                                                    ------    ------    ------    ------
Total Annual Fund Operating Expenses Before Waiver                                   1.65%     1.75%     1.49%     1.08%
                                                                                    ======    ======    ======    ======
Fee Waiver and/or Expense Reimbursement(a)                                          (.30)%    (.20)%    (.19)%    (.03)%
                                                                                    ------    ------    ------    ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.35%(b)  1.55%(b)  1.30%(b)  1.05%
                                                                                    ======    ======    ======    ======
-------------------------------------------------------------------------------------------------------------------------



* In some cases, a 1%, 1-year CDSC may apply for Class A shares.



(a)The fee waiver and/or expense reimbursements will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.


(b)Fees restated to reflect current fees.

EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  137  $  158  $  132  $  107
After 3 Years   $  491  $  532  $  452  $  340
After 5 Years   $  869  $  930  $  795  $  593
After 10 Years  $1,929  $2,046  $1,763  $1,314
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 50-60 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund may invest in securities of non-U.S. issuers. The Fund may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


Effective March 1, 2010, the Fund changed its name from AllianceBernstein Focused Growth and Income Fund to AllianceBernstein Core Opportunities Fund.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOCUSED PORTFOLIO RISK: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Fund's net asset value, or NAV.



.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  6.61  -22.19   39.53    8.86    1.20   15.34    8.73  -38.17   22.66   15.56

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:


BEST QUARTER WAS UP 19.12%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -23.36%, 4TH QUARTER, 2008.


PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                     1 YEAR 5 YEARS 10 YEARS*
-----------------------------------------------------------------------------
Class A                                              14.56%  1.91%    3.43%
-----------------------------------------------------------------------------
Class R                                              15.50%  1.75%    3.25%
-----------------------------------------------------------------------------
Class K                                              15.73%  2.01%    3.52%
-----------------------------------------------------------------------------
Class I                                              15.98%  2.37%    3.83%
-----------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)  15.06%  2.29%    1.41%
-----------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)  15.51%  1.28%    3.26%
-----------------------------------------------------------------------------



* Inception dates are 12/22/99 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.




INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Frank V. Caruso  Since inception    Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN BALANCED SHARES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .49%    .49%    .49%   .49%
Distribution and/or Service (12b-1) Fees    .29%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .22%    .26%    .20%   .03%
  Other Expenses                            .14%    .14%    .15%   .14%
                                           -----   -----   -----   ----
Total Other Expenses                        .36%    .40%    .35%   .17%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.14%   1.39%   1.09%   .66%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



*In some cases, a 1%, 1-year CDSC may apply for Class A shares.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  116  $  142  $  111   $ 67
After 3 Years   $  362  $  440  $  347   $211
After 5 Years   $  628  $  761  $  601   $368
After 10 Years  $1,386  $1,669  $1,329   $822
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.


PRINCIPAL STRATEGIES
The Fund invests in a diversified portfolio of equity and fixed-income securities, including U.S. Government and corporate fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but these securities may comprise up to 75% of its investments. Normally, the Fund's investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The

Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch")). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies. In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio will vary in size, normally with 60 to 90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging market or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.


.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.


.. ALLOCATION RISK: If the Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value or NAV when one of these asset classes is performing more poorly than the other.

.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  1.80  -10.73   22.78   10.16    4.01   13.21    2.96  -29.06   19.12   11.59

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 12.80%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -13.42%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                            1 YEAR 5 YEARS 10 YEARS*
----------------------------------------------------------------------------------------------------
Class A                                                                     10.59%  1.91%    3.46%
----------------------------------------------------------------------------------------------------
Class R                                                                     11.28%  1.62%    3.20%
----------------------------------------------------------------------------------------------------
Class K                                                                     11.73%  1.93%    3.50%
----------------------------------------------------------------------------------------------------
Class I                                                                     12.13%  2.32%    3.83%
----------------------------------------------------------------------------------------------------
Russell 1000(TM) Value Index
(reflects no deduction for fees, expenses or taxes)                         15.51%  1.28%    3.26%
----------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                          6.54%  5.80%    5.84%
----------------------------------------------------------------------------------------------------
60% Russell 1000(TM) Value Index/40% Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses or taxes)                         12.39%  3.51%    4.65%
----------------------------------------------------------------------------------------------------



*Inception dates are 11/3/03 for Class R shares and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE            LENGTH OF SERVICE  TITLE
----------------------------------------------------------------------------
Frank V. Caruso        Since 2007      Senior Vice President of the Adviser

Paul J. DeNoon         Since 2009      Senior Vice President of the Adviser

Shawn E. Keegan        Since 2007      Vice President of the Adviser

Alison M. Martier      Since 2007      Senior Vice President of the Adviser

Douglas J. Peebles     Since 2007      Senior Vice President of the Adviser

Greg J. Wilensky       Since 2007      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN EQUITY INCOME FUND

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is current income and long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                                                                       CLASS A CLASS R CLASS K CLASS I
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                          .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees                                                 .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                                                                         .23%    .24%    .18%    .11%
  Other Expenses                                                                         .37%    .38%    .38%    .37%
                                                                                       ------  ------  ------  ------
Total Other Expenses                                                                     .60%    .62%    .56%    .48%
                                                                                       ------  ------  ------  ------
Total Annual Fund Operating Expenses Before Waiver                                      1.45%   1.67%   1.36%   1.03%
                                                                                       ======  ======  ======  ======
Fee Waiver and/or Expense Reimbursement(a)                                             (.20)%  (.22)%  (.16)%  (.08)%
                                                                                       ------  ------  ------  ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)   1.25%   1.45%   1.20%    .95%
                                                                                       ======  ======  ======  ======
----------------------------------------------------------------------------------------------------------------------



* In some cases, a 1%, 1-year CDSC may apply for Class A shares.



(a)The fee waiver and/or expense reimbursements will remain in effect until March 1, 2012 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.



(b)Fees restated to reflect current fees.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  127  $  148  $  122  $   97
After 3 Years   $  439  $  505  $  415  $  320
After 5 Years   $  773  $  887  $  729  $  561
After 10 Years  $1,718  $1,958  $1,621  $1,252
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 138% of the average value of its portfolio.

PRINCIPAL STRATEGIES:

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in income producing securities, targeting an investment in such securities of at least 65% of its total assets. The Fund seeks current income and capital growth from investments in a wide range of industries.



The Fund invests in companies that the Adviser determines to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund's portfolio, the Adviser uses fundamental and quantitative research to identify and invest in those companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of these securities.



Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff of company and industry analysts covers a research universe of approximately 650 companies drawn primarily from the S&P 500 Index. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. The Adviser's research staff focuses on the valuations implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.



The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.



The Fund may invest in securities of non-U.S. companies, but will limit its investments in any one non-U.S. country to no more than 15% of its net assets. The Fund also may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.




PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.




.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.


.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


EFFECTIVE SEPTEMBER 1, 2010, THE FUND CHANGED ITS NAME FROM ALLIANCEBERNSTEIN UTILITY INCOME FUND TO ALLIANCEBERNSTEIN EQUITY INCOME FUND, ELIMINATED ITS POLICY TO INVEST AT LEAST 80% OF ITS ASSETS IN COMPANIES IN THE

UTILITIES INDUSTRY, AND ADOPTED ITS CURRENT INVESTMENT STRATEGY. IN ADDITION, THE FUND'S PORTFOLIO MANAGEMENT TEAM WAS CHANGED AS DISCLOSED BELOW. THE PERFORMANCE INFORMATION SHOWN BELOW IS FOR PERIODS PRIOR TO THE IMPLEMENTATION OF THESE CHANGES AND MAY NOT BE REPRESENTATIVE OF PERFORMANCE THE FUND WILL ACHIEVE UNDER ITS NEW POLICIES.


BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-19.28  -19.73   19.40   24.58   16.16   23.90   22.08  -34.54   16.35   18.28

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 13.95%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -21.61%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                     1 YEAR 5 YEARS 10 YEARS*
-----------------------------------------------------------------------------
Class A                                              17.28%  6.39%    4.32%
-----------------------------------------------------------------------------
Class R                                              18.02%  6.16%    4.10%
-----------------------------------------------------------------------------
Class K                                              18.38%  6.49%    4.40%
-----------------------------------------------------------------------------
Class I                                              18.79%  6.82%    4.69%
-----------------------------------------------------------------------------
S&P Utilities Index
(reflects no deduction for fees, expenses or taxes)   5.46%  3.90%    0.78%
-----------------------------------------------------------------------------
S&P Index**                                          15.06%  2.29%    1.41%
-----------------------------------------------------------------------------



* Inception dates are 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.



**The Fund's broad-based index has changed from the S&P Utilities Index to the S&P 500 Index. The Adviser believes that the S&P 500 Index is a more appropriate broad-based index for the Fund in light of the Fund's current investment process.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE               LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Christopher W. Marx       Since 2010      Senior Vice President of the Adviser

Joseph G. Paul            Since 2010      Senior Vice President of the Adviser

John D. Phillips, Jr.     Since 2010      Senior Vice President of the Adviser

Greg L. Powell            Since 2010      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

INTERNATIONAL VALUE FUNDS
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .55%    .55%    .55%    .55%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .28%    .26%    .20%    .12%
  Other Expenses                            .45%    .44%    .45%    .44%
                                           -----   -----   -----   -----
Total Other Expenses                        .73%    .70%    .65%    .56%
                                           -----   -----   -----   -----
Total Annual Fund Operating Expenses       1.58%   1.75%   1.45%   1.11%
                                           =====   =====   =====   =====
-------------------------------------------------------------------------



*In some cases, a 1%, 1-year CDSC may apply for Class A shares.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  161  $  178  $  148  $  113
After 3 Years   $  499  $  551  $  459  $  353
After 5 Years   $  860  $  949  $  792  $  612
After 10 Years  $1,878  $2,062  $1,735  $1,352
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.


The Fund's investment policies emphasize investments in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser's research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.


Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.


.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.



.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


.. REAL ESTATE RISK: The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.87    2.89   38.57   34.80   11.61   34.60   -9.07  -45.96   34.97   18.29

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 28.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -30.85%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                    1 YEAR 5 YEARS 10 YEARS*
----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                             17.29%  1.09%    9.54%
----------------------------------------------------------------------------------------------------------------------------
Class R                                                                                             18.09%  0.89%    9.33%
----------------------------------------------------------------------------------------------------------------------------
Class K                                                                                             18.56%  1.20%    9.64%
----------------------------------------------------------------------------------------------------------------------------
Class I                                                                                             18.84%  1.54%    9.96%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**
(reflects no deduction for fees, expenses or taxes)                                                 15.06%  2.29%    1.41%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)***
(reflects no deduction for fees, expenses or taxes except for the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                         11.76%  2.43%    2.31%
----------------------------------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REIT Index***
(reflects no deduction for fees, expenses or taxes)                                                 27.95%  3.03%   10.76%
----------------------------------------------------------------------------------------------------------------------------
FTSE EPRA/NAREIT Developed Real Estate Index***
(reflects no deduction for fees, expenses or taxes)                                                 20.41%  2.88%    9.89%
----------------------------------------------------------------------------------------------------------------------------



* Inception date is 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.


** The S&P 500 Index provides broad-based information about the performance of 500 U.S. large-cap companies and is regarded as a gauge of the U.S. equities markets.

***The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Developed Real Estate Index provide more information about the performance of REITs in the U.S. and global markets, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE         LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------
Teresa Marziano     Since 2004      Senior Vice President of the Adviser

Prashant Tewari     Since 2010      Vice President of the Adviser

Diane Won           Since 2010      Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .71%    .71%    .71%   .71%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .23%    .26%    .20%   .06%
  Other Expenses                            .09%    .09%    .09%   .09%
                                           -----   -----   -----   ----
Total Other Expenses                        .32%    .35%    .29%   .15%
                                           -----   -----   -----   ----
Total Annual Fund Operating Expenses       1.33%   1.56%   1.25%   .86%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



*In some cases, a 1%, 1-year CDSC may apply for Class A shares.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  135  $  159  $  127  $   88
After 3 Years   $  421  $  493  $  397  $  274
After 5 Years   $  729  $  850  $  686  $  477
After 10 Years  $1,601  $1,856  $1,511  $1,061
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio.


PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser's Bernstein unit ("Bernstein") to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.



Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.



The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a    -3.20   43.91   24.49   16.76   34.18    5.26  -53.54   34.22    3.38

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 26.75%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.57%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                                     SINCE
                                                                                                    1 YEAR 5 YEARS INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                             2.38%  -1.86%    6.41%
-----------------------------------------------------------------------------------------------------------------------------
Class R                                                                                             3.13%  -2.09%    6.18%
-----------------------------------------------------------------------------------------------------------------------------
Class K                                                                                             3.39%  -1.80%    6.47%
-----------------------------------------------------------------------------------------------------------------------------
Class I                                                                                             3.87%  -1.45%    6.80%
-----------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                             7.75%   2.46%    5.14%
-----------------------------------------------------------------------------------------------------------------------------



*Inception dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Henry S. D'Auria     Since 2003      Senior Vice President of the Adviser

Sharon E. Fay        Since 2005      Senior Vice President of the Adviser

Eric J. Franco       Since 2006      Senior Vice President of the Adviser

Kevin F. Simms       Since 2001      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS R CLASS K CLASS I
                                                                                SHARES  SHARES  SHARES  SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None    None    None    None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None*   None    None    None
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None    None    None    None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)


                                          CLASS A CLASS R CLASS K CLASS I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .17%    .23%    .20%    .03%
  Other Expenses                            .37%    .37%    .38%    .37%
                                           -----   -----   -----   -----
Total Other Expenses                        .54%    .60%    .58%    .40%
                                           -----   -----   -----   -----
Total Annual Fund Operating Expenses       1.59%   1.85%   1.58%   1.15%
                                           =====   =====   =====   =====
-------------------------------------------------------------------------



*In some cases, a 1%, 1-year CDSC may apply for Class A shares.


EXAMPLES

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                CLASS A CLASS R CLASS K CLASS I
-----------------------------------------------
After 1 Year    $  162  $  188  $  161  $  117
After 3 Years   $  502  $  582  $  499  $  365
After 5 Years   $  866  $1,001  $  860  $  633
After 10 Years  $1,889  $2,169  $1,878  $1,398
-----------------------------------------------


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.


PRINCIPAL STRATEGIES:
The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser's Bernstein unit's ("Bernstein") fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.



Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,700 U.S., international and emerging market companies. Teams within the research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser typically projects a company's financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. Bernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or "normalized" earnings, assuming average mid-economic cycle growth for the fifth year.



The Fund's management team and other senior investment professionals work in close collaboration to weigh each investment opportunity identified by the research staff relative to the entire portfolio and determine the timing and position size for purchases and sales. Analysts remain responsible for monitoring new developments that would affect the securities they cover. The team will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.



The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund's value approach, may be underperforming the market generally.


.. FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

   01      02      03      04      05      06      07      08      09      10
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a   -14.74   34.86   18.28   14.57   26.88    1.16  -52.47   33.21    8.36

                             Calendar Year End (%)



During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.24%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -28.78%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2010)



                                                                                                                     SINCE
                                                                                                    1 YEAR 5 YEARS INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                              7.36% -2.51%    3.05%
-----------------------------------------------------------------------------------------------------------------------------
Class R                                                                                              7.93% -2.77%    2.81%
-----------------------------------------------------------------------------------------------------------------------------
Class K                                                                                              8.35% -2.53%    3.06%
-----------------------------------------------------------------------------------------------------------------------------
Class I                                                                                              8.72% -2.14%    3.40%
-----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (net)
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-
U.S. withholding taxes)                                                                             11.76%  2.43%    3.86%
-----------------------------------------------------------------------------------------------------------------------------



*Inception date is 3/29/01 for Class A shares and 3/1/05 for Class R, Class K and Class I shares. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's
 Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


EMPLOYEE          LENGTH OF SERVICE  TITLE
--------------------------------------------------------------------------
Henry S. D'Auria     Since 2005      Senior Vice President of the Adviser

Sharon E. Fay        Since 2003      Senior Vice President of the Adviser

Eric J. Franco       Since 2006      Senior Vice President of the Adviser

Kevin F. Simms       Since 2001      Senior Vice President of the Adviser


ADDITIONAL INFORMATION

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 36 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

     .   TAX INFORMATION

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO FINANCIAL INTERMEDIARIES


Financial intermediaries market and sell shares of the Funds. A Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them.


DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:


.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:


 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:


 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency-denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the pre-mium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund may write covered options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:



 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.



 - Credit Default Swap Agreements. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause a Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. The Funds may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Funds' currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Funds may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


   The Funds will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.


CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depositary Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depositary Receipts, or GDRs, European Depositary Receipts, or EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Fund may invest in TBA--mortgaged-backed securities. A TBA, or "To Be Announced", trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Securities and Exchange Commission ("Commission") guidelines, each Fund limits its investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, or the Securities Act, or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



INFLATION-PROTECTED SECURITIES OR IPS


Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.



The value of inflation-protected securities tends to react to change in response to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.



Treasury Inflation Protected Securities, or TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.


INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940, or the 1940 Act, or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the fees and expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's fees and expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.


LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMICs on a monthly basis. ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND does not intend to invest in residual interests.

PREFERRED STOCK
The Funds may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS

Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Each Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Funds may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Funds than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

ADDITIONAL RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND does not invest directly in real estate, it invests primarily in securities of real estate companies. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.



CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

The credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus
(+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or

"low" in the case of Dominion Bond Rating Services Limited. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade (commonly known as "junk bonds") may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
Each Fund's Board of Directors or Trustees (the "Board") may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.


PORTFOLIO HOLDINGS
A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
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This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and certain related group retirement plans described in the Funds' SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Fund.



Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.


REQUIRED INFORMATION
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

GENERAL
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


         DISTRIBUTION AND/OR SERVICE
           (RULE 12B-1) FEE (AS A
           PERCENTAGE OF AGGREGATE
          AVERAGE DAILY NET ASSETS)
------------------------------------
Class A             0.30%
Class R             0.50%
Class K             0.25%
Class I              None


Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.


CLASS A SHARES
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein-sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

CLASS R, CLASS K AND CLASS I SHARES
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Funds' SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transaction charges.



For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18.0 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.



A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list", ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in the Summary Information at the beginning of the Prospectus.



  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advisor Group, Inc.

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company


  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services

  PrimeVest Financial Services



  Raymond James

  RBC Wealth Management

  Robert W. Baird


  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and AllianceBernstein Investor Services, Inc, or ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judg ments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2010 totaling approximately $478 billion (of which approximately $84 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 35 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, with approximately 3.3 million accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:


                                          FEE AS A PERCENTAGE OF
                                            AVERAGE DAILY NET    FISCAL YEAR
   FUND                                          ASSETS*            ENDED
   -------------------------------------------------------------------------
   AllianceBernstein Value Fund                    .55%           11/30/10
   AllianceBernstein Small/Mid Cap Value
    Fund                                           .58%           11/30/10
   AllianceBernstein Growth and Income
    Fund                                           .55%           10/31/10
   AllianceBernstein Core Opportunities
    Fund                                           .55%           11/30/10
   AllianceBernstein Balanced Shares               .49%           11/30/10
   AllianceBernstein Equity Income Fund            .49%           11/30/10
   AllianceBernstein Global Real Estate
    Investment Fund                                .55%           11/30/10
   AllianceBernstein International Value
    Fund                                           .71%           11/30/10
   AllianceBernstein Global Value Fund             .75%           11/30/10


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the ALLIANCEBERNSTEIN GROWTH AND INCOME FUND and ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank V. Caruso, CFA, who is CIO of the Relative Value Investment Team, is primarily responsible for the day-to-day management of ALLIANCEBERNSTEIN GROWTH AND INCOME FUND (since 2004) and ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006.





The management of, and investment decisions for, ALLIANCEBERNSTEIN BALANCED SHARES are made by the Adviser's Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Adviser's U.S. Investment Grade Core Fixed-Income Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.



While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, since April 1, 2007, Mr. Frank V. Caruso, CFA, who is the CIO of the Relative Value Investment Team, has been responsible for the day-to-day management of the equity component of the Fund's portfolio. Mr. Caruso, a Senior Vice President of the Adviser, has been a member of the Relative Value Investment Team since prior to 2006 and has collaborated with other members of the Relative Value Investment Team on the Fund's investments since prior to 2006.


Since April 1, 2007, the U.S. Investment Grade Core Fixed-Income Team has been responsible for day-to-day management of the debt component of the Fund's portfolio. The following table lists the persons within the U.S. Investment Grade Core Fixed-Income Team with the most significant responsibility for the day-to-day management of the debt component of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund's debt component, and each person's principal occupation during the past five years:

                                                  PRINCIPAL OCCUPATION(S) DURING
EMPLOYEE; YEAR; TITLE                                 THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Alison M. Martier; since 2007; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser and Director of the  with which she has been associated in
Fixed-Income Senior Portfolio Management      a substantially similar capacity to her
Team                                          current position since prior to 2006.

Greg J. Wilensky; since 2007; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser and Director of      with which he has been associated in a
Stable Value Investments                      substantially similar capacity to his
                                              current position since prior to 2006.

Shawn E. Keegan; since 2007; Vice             Vice President of the Adviser, with
President of the Adviser                      which he has been associated in a
                                              substantially similar capacity to his
                                              current position since prior to 2006.

Douglas J. Peebles; since 2007; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser, and Chief           with which he has been associated in a
Investment Officer and Head of Fixed-         substantially similar capacity to his
Income                                        current position since prior to 2006.

Paul J. DeNoon; since 2009; Senior Vice       Senior Vice President of the Adviser,
President of the Adviser and Director of      with which he has been associated in a
Emerging Market Debt                          substantially similar capacity to his
                                              current position since prior to 2006.



The management of, and investment decisions for, each of the other Funds' portfolios are made by the Senior Investment Management Teams. Each Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.


The following table lists the Senior Investment Management Teams, the persons within each Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                            PRINCIPAL
           FUND                                       OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Value   Joseph G. Paul; since     Senior Vice President of
 Fund                      2009; Senior Vice         the Adviser, with which
 U.S. Value Senior         President of the Adviser  he has been associated
 Investment Management                               since prior to 2006. He
 Team                                                is also Chief Investment
                                                     Officer--US Large Cap
                                                     Value Equities, Chief
                                                     Investment
                                                     Officer--North American
                                                     Value Equities, and
                                                     Global Head of
                                                     Diversified Value. Until
                                                     2009, he was Chief
                                                     Investment
                                                     Officer--Small and
                                                     Mid-Capitalization Value
                                                     Equities, Co-Chief
                                                     Investment Officer of
                                                     Real Estate Investments,
                                                     and Chief Investment
                                                     Officer of Advanced
                                                     Value since prior to
                                                     2006.

                           Greg L. Powell; since     Senior Vice President of
                           2011; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Director of
                                                     Research--U.S. Large Cap
                                                     Value Equities since
                                                     2010. Until 2010 he was
                                                     director of research of
                                                     Equity Hedge Fund
                                                     Strategies since prior
                                                     to 2006.

                           Christopher W. Marx;      Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

                           John D. Phillips, Jr.;    Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

 AllianceBernstein         James W. MacGregor;       Senior Vice President of
 Small/Mid Cap Value Fund  since 2005; Senior Vice   the Adviser, with which
 Small/Mid Cap Value       President of the Adviser  he has been associated
 Senior Investment                                   since prior to 2006. He
 Management Team                                     is also Chief Investment
                                                     Officer--Small and Mid
                                                     Cap Value Equities and
                                                     Chief Investment
                                                     Officer--Canadian Value
                                                     Equities.

                           Joseph G. Paul; since     (see above)
                           2002; Senior Vice
                           President of the Adviser

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Director of
                                                     Research--Small and Mid
                                                     Cap Value Equities.

 AllianceBernstein Equity  Joseph G. Paul; since     (see above)
 Income Fund               2010; Senior Vice
 U.S. Equity Income        President of the Adviser
 Senior Investment
 Management Team

                           Greg L. Powell; since     (see above)
                           2010; Senior Vice
                           President of the Adviser

                           Christopher W. Marx;      (see above)
                           since 2010; Senior Vice
                           President of the Adviser

                           John D. Phillips, Jr.;    (see above)
                           since 2010; Senior Vice
                           President of the Adviser

                                                            PRINCIPAL
           FUND                                       OCCUPATION DURING THE
  AND RESPONSIBLE GROUP     EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Global  Teresa Marziano; since    Senior Vice President of
 Real Estate Investment    2004; Senior Vice         the Adviser, with which
 Fund                      President of the Adviser  she has been associated
 Global Real Estate                                  since prior to 2006. She
 Senior Investment                                   is also Chief Investment
 Management Team                                     Officer of Global Real
                                                     Estate Investments.
                                                     Prior thereto, she was
                                                     Co-Chief Investment
                                                     Officer of Global Real
                                                     Estate Investments since
                                                     July 2004.

                           Prashant Tewari; since    Vice President and
                           2010; Vice President of   Senior Research Analyst
                           the Adviser               of the Adviser, with
                                                     which he has been
                                                     associated since prior
                                                     to 2006. Previously, he
                                                     was an engagement
                                                     manager at McKinsey &
                                                     Company, focusing on
                                                     growth strategy and
                                                     operations for primarily
                                                     industrial companies
                                                     since prior to 2006.

                           Diane Won; since 2010;    Vice President of the
                           Vice President of the     Adviser, with which she
                           Adviser                   has been associated
                                                     since prior to 2006.
                                                     Previously, she was a
                                                     senior case team leader
                                                     at Monitor Group,
                                                     concentrating on
                                                     business, operations and
                                                     sales and marketing
                                                     strategy.

 AllianceBernstein         Sharon E. Fay; since      Senior Vice President of
 International Value Fund  2005; Executive Senior    the Adviser, with which
 International Value       Vice President of the     she has been associated
 Senior Investment         Adviser                   since prior to 2006. She
 Management Team                                     is also Head of
                                                     AllianceBernstein
                                                     Equities since 2010 and
                                                     Chief Investment Officer
                                                     of Global Value Equities
                                                     since prior to 2006.
                                                     Until January 2006, she
                                                     was Co-Chief Investment
                                                     Officer of European and
                                                     U.K. Value Equities at
                                                     the Adviser, since prior
                                                     to 2006.

                           Kevin F. Simms; since     Senior Vice President of
                           2001; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Co-Chief
                                                     Investment Officer of
                                                     International Value
                                                     Equities and Global
                                                     Director of Value
                                                     Research since prior to
                                                     2006.

                           Henry S. D'Auria; since   Senior Vice President of
                           2003; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006. He
                                                     is also Chief Investment
                                                     Officer of Emerging
                                                     Markets Value Equities
                                                     and Co-Chief Investment
                                                     Officer of International
                                                     Value Equities since
                                                     prior to 2006.

                           Eric J. Franco; since     Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     since prior to 2006.

 AllianceBernstein Global  Sharon E. Fay; since      (see above)
 Value Fund                2005; Executive Senior
 Global Value Senior       Vice President of the
 Investment Management     Adviser
 Team

                           Kevin F. Simms; since     (see above)
                           2001; Senior Vice
                           President of the Adviser

                           Henry S. D'Auria; since   (see above)
                           2003; Senior Vice
                           President of the Adviser

                           Eric J. Franco; since     (see above)
                           2006; Senior Vice
                           President of the Adviser




Additional information about the Portfolio Managers may be found in the Funds' SAI.





PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The performance shown above in the risk/return summary for ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND for periods prior to December 31, 2008 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2008. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2008 are also shown. The Global Real Estate Investments have a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fees performance figures reflect the compounding effect of such fees.


The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Board of the Fund under Commission Rule 12b-1 are also excluded. Except as noted, the performance data have also not been adjusted for corporate or individual taxes, if any, payable by account owners.


The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Developed Real Estate Index ("FTSE EPRA/NAREIT Developed Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.


The performance data below is provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad-based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                        GLOBAL REAL ESTATE INVESTMENTS
                            NET OF FEES PERFORMANCE

                            AS OF DECEMBER 31, 2010



                           ASSETS                                   SINCE
                        (IN MILLIONS) 1 YEAR 3 YEARS** 5 YEARS** INCEPTION**+
   --------------------------------------------------------------------------
   Global Real Estate*    $2,255.30   19.31%   -3.75%    4.04%      10.82%
   FTSE EPRA/NAREIT
    Developed Real
    Estate Index                      20.40%   -4.53%    2.88%      10.42%
   --------------------------------------------------------------------------


* Inception date is 9/30/2003.

**Periods greater than one year are annualized.

+ The since inception benchmark returns begin on the closest month-end to the Fund's inception date.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plans, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2012, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations". Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $1,000 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered or sponsored by Act of Congress).


BARCLAYS CAPITAL U.S. AGGREGATE INDEX is exceptionally broad-based, incorporating more than 8,000 issues and having a market value of over $15.1 trillion securities (as of January 31, 2011). Index components include: debt instruments representing U.S. Treasury, government-related, corporate, mortgage-backed securities, and asset-backed securities and commercial mortgage-backed securities.


FTSE EPRA NAREIT DEVELOPED REAL ESTATE INDEX is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

FTSE NAREIT EQUITY REIT INDEX is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indices provide the facility to concentrate commercial real estate exposure in more selected markets.

MSCI EAFE INDEX is a stock market index of foreign stocks, from the perspective of a North American investor. The index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations.) The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. The EAFE acronym stands for "EUROPE, AUSTRALASIA, AND FAR EAST".

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

RUSSELL 1000(TM) VALUE INDEX measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(TM) companies with lower price-to-book ratios and lower expected growth values.

RUSSELL 2500(TM) INDEX measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(TM) Index is a subset of the Russell 3000(TM) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

RUSSELL 2500(TM) VALUE INDEX measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(TM) companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for ALLIANCEBERNSTEIN VALUE FUND, ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND, ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND, ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND and ALLIANCEBERNSTEIN GLOBAL VALUE FUND has been audited by Ernst & Young LLP, independent registered public accounting firm for all of the fiscal years presented. The information for the most recently completed fiscal year for ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, ALLIANCEBERNSTEIN BALANCED SHARES and ALLIANCEBERNSTEIN EQUITY INCOME FUND has also been audited by Ernst & Young, LLP and the information for the prior fiscal years has been audited by these Funds' previous independent accounting firms. The reports of the independent registered public accounting firms, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                        INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------------------  -------------------------------
                                              NET GAINS OR
                                               LOSSES ON
                     NET ASSET     NET        INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,    INVESTMENT       (BOTH                  TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING    INCOME      REALIZED AND CONTRIBUTION INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD  (LOSS) (a)    UNREALIZED)  FROM ADVISER OPERATIONS   INCOME   CAPITAL     GAINS
-------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VALUE FUND
CLASS A
Year ended 11/30/10   $ 8.27     $ .08           $  .32       $0.00       $  .40     $(.13)    $0.00     $ 0.00
Year ended 11/30/09     7.08       .13             1.30        0.00         1.43      (.24)     0.00       0.00
Year ended 11/30/08    14.00       .24            (5.95)       0.00        (5.71)     (.27)     0.00       (.94)
Year ended 11/30/07    14.65       .24             (.23)       0.00          .01      (.19)     0.00       (.47)
Year ended 11/30/06    13.25       .21             2.09        0.00         2.30      (.20)     0.00       (.70)

CLASS R
Year ended 11/30/10   $ 8.18     $ .05           $  .32       $0.00       $  .37     $(.11)    $0.00     $ 0.00
Year ended 11/30/09     7.02       .11             1.28        0.00         1.39      (.23)     0.00       0.00
Year ended 11/30/08    13.91       .20            (5.90)       0.00        (5.70)     (.25)     0.00       (.94)
Year ended 11/30/07    14.60       .21             (.24)       0.00         (.03)     (.19)     0.00       (.47)
Year ended 11/30/06    13.23       .16             2.08        0.00         2.24      (.17)     0.00       (.70)

CLASS K
Year ended 11/30/10   $ 8.17     $ .08           $  .32       $0.00       $  .40     $(.14)    $0.00     $ 0.00
Year ended 11/30/09     7.03       .13             1.28        0.00         1.41      (.27)     0.00       0.00
Year ended 11/30/08    13.95       .26(e)         (5.93)       0.00        (5.67)     (.31)     0.00       (.94)
Year ended 11/30/07    14.59       .28(e)          (.25)       0.00          .03      (.20)     0.00       (.47)
Year ended 11/30/06    13.26       .20             2.09        0.00         2.29      (.26)     0.00       (.70)

CLASS I
Year ended 11/30/10   $ 8.24     $ .11           $  .32       $0.00       $  .43     $(.17)    $0.00     $ 0.00
Year ended 11/30/09     7.09       .16             1.29        0.00         1.45      (.30)     0.00       0.00
Year ended 11/30/08    14.01       .28            (5.95)       0.00        (5.67)     (.31)     0.00       (.94)
Year ended 11/30/07    14.66       .28             (.23)       0.00          .05      (.23)     0.00       (.47)
Year ended 11/30/06    13.29       .24             2.09        0.00         2.33      (.26)     0.00       (.70)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
CLASS A
Year ended 11/30/10   $13.13     $ .02(g)        $ 3.27       $0.00       $ 3.29     $(.04)    $0.00     $ 0.00
Year ended 11/30/09     9.18       .05(g)          3.99        0.00         4.04      (.09)     0.00       0.00
Year ended 11/30/08    16.77       .09(g)         (6.29)       0.00        (6.20)     (.03)     0.00      (1.36)
Year ended 11/30/07    17.89       .09(g)           .60        0.00          .69      (.12)     0.00      (1.69)
Year ended 11/30/06    17.63       .08(g)          2.17        0.00         2.25      0.00      0.00      (1.99)

CLASS R
Year ended 11/30/10   $13.01     $(.00)(g)(h)    $ 3.23       $0.00       $ 3.23     $(.03)    $0.00     $ 0.00
Year ended 11/30/09     9.10       .03(g)          3.96        0.00         3.99      (.08)     0.00       0.00
Year ended 11/30/08    16.66       .06(g)         (6.24)       0.00        (6.18)     (.02)     0.00      (1.36)
Year ended 11/30/07    17.82       .05(g)           .61        0.00          .66      (.13)     0.00      (1.69)
Year ended 11/30/06    17.60       .06(g)          2.15        0.00         2.21      0.00      0.00      (1.99)

CLASS K
Year ended 11/30/10   $13.05     $ .03(g)        $ 3.25       $0.00       $ 3.28     $(.06)    $0.00     $ 0.00
Year ended 11/30/09     9.14       .05(g)          3.97        0.00         4.02      (.11)     0.00       0.00
Year ended 11/30/08    16.74       .10(g)         (6.27)       0.00        (6.17)     (.07)     0.00      (1.36)
Year ended 11/30/07    17.91       .08(g)           .62        0.00          .70      (.18)     0.00      (1.69)
Year ended 11/30/06    17.64       .15(g)          2.11        0.00         2.26      0.00      0.00      (1.99)

CLASS I
Year ended 11/30/10   $13.11     $ .07(g)        $ 3.26       $0.00       $ 3.33     $(.09)    $0.00     $ 0.00
Year ended 11/30/09     9.20       .08(g)          3.98        0.00         4.06      (.15)     0.00       0.00
Year ended 11/30/08    16.84       .13(g)         (6.30)       0.00        (6.17)     (.11)     0.00      (1.36)
Year ended 11/30/07    17.98       .12(g)           .62        0.00          .74      (.19)     0.00      (1.69)
Year ended 11/30/06    17.66       .13(g)          2.18        0.00         2.31      0.00      0.00      (1.99)
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS                                                     RATIOS/SUPPLEMENTAL DATA
------------------                                   -----------------------------------------------------------


                                                                     RATIO OF      RATIO OF NET
 TOTAL DIVIDENDS                                       NET ASSETS    EXPENSES      INCOME (LOSS)
       AND         NET ASSET VALUE,                  END OF PERIOD  TO AVERAGE      TO AVERAGE        PORTFOLIO
  DISTRIBUTIONS     END OF PERIOD   TOTAL RETURN (b) (000S OMITTED) NET ASSETS      NET ASSETS      TURNOVER RATE
-----------------------------------------------------------------------------------------------------------------
      $ (.13)           $ 8.54             4.92%(c)     $ 73,768       1.11%(d)         .97%(d)          64%
        (.24)             8.27            21.01(c)       105,214       1.12            1.87              58
       (1.21)             7.08           (44.60)(c)      112,991       1.07            2.17              23
        (.66)            14.00             (.01)         367,098       1.02            1.62              28
        (.90)            14.65            18.47          314,824       1.04(d)         1.44(d)           19

      $ (.11)           $ 8.44             4.58%(c)     $  3,435       1.44%(d)         .65%(d)          64%
        (.23)             8.18            20.55(c)         3,169       1.38            1.63              58
       (1.19)             7.02           (44.75)(c)        3,470       1.33            1.93              23
        (.66)            13.91             (.33)           5,940       1.32            1.43              28
        (.87)            14.60            18.01            1,983       1.36(d)         1.20(d)           19

      $ (.14)           $ 8.43             4.95%(c)     $  5,073       1.13%(d)         .96%(d)          64%
        (.27)             8.17            20.96(c)         5,926       1.08            1.85              58
       (1.25)             7.03           (44.59)(c)        5,039        .88(f)         2.37(e)           23
        (.67)            13.95              .11           12,195        .83(f)         1.99(e)           28
        (.96)            14.59            18.51            1,651        .99(d)         1.50(d)           19

      $ (.17)           $ 8.50             5.23%(c)     $  2,255        .70%(d)        1.37%(d)          64%
        (.30)             8.24            21.48(c)        22,902        .69            2.38              58
       (1.25)             7.09           (44.39)(c)       60,713        .65            2.59              23
        (.70)            14.01              .26          137,500        .72            1.88              28
        (.96)            14.66            18.76          148,342        .74(d)         1.77(d)           19


      $ (.04)           $16.38            25.11%        $555,971       1.15%(d)(f)      .17%(d)(g)       57%
        (.09)            13.13            44.38(c)       411,472       1.15(f)          .50(g)           64
       (1.39)             9.18           (40.35)(c)      300,760       1.15(f)          .62(g)           48
       (1.81)            16.77             4.10          571,165       1.15(d)(f)       .54(d)(g)        30
       (1.99)            17.89            14.11          533,763       1.15(d)(f)       .47(d)(g)        54

      $ (.03)           $16.21            24.85%        $ 91,714       1.35%(d)(f)     (.02)%(d)(g)      57%
        (.08)            13.01            44.19(c)        55,290       1.35(f)          .27(g)           64
       (1.38)             9.10           (40.50)(c)       30,639       1.35(f)          .44(g)           48
       (1.82)            16.66             3.95           40,382       1.35(d)(f)       .26(d)(g)        30
       (1.99)            17.82            13.88           19,372       1.35(d)(f)       .33(d)(g)        54

      $ (.06)           $16.27            25.20%        $ 41,265       1.10%(d)(f)      .23%(d)(g)       57%
        (.11)            13.05            44.51(c)        24,411       1.10(f)          .50(g)           64
       (1.43)             9.14           (40.36)(c)       12,447       1.10(f)          .69(g)           48
       (1.87)            16.74             4.14           18,514       1.10(d)(f)       .48(d)(g)        30
       (1.99)            17.91            14.16            5,211       1.10(d)(f)       .92(d)(g)        54

      $ (.09)           $16.35            25.51%        $203,784        .85%(d)(f)      .48%(d)(g)       57%
        (.15)            13.11            44.86(c)       117,002        .85(f)          .78(g)           64
       (1.47)             9.20           (40.20)(c)       75,045        .85(f)          .93(g)           48
       (1.88)            16.84             4.38          133,438        .84(d)(f)       .69(d)(g)        30
       (1.99)            17.98            14.46           17,420        .85(d)(f)       .79(d)(g)        54
-----------------------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,   INVESTMENT    (BOTH                  TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND CONTRIBUTION INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD (LOSS) (a) UNREALIZED)  FROM ADVISER OPERATIONS   INCOME   CAPITAL     GAINS
---------------------------------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
CLASS A
Year ended 10/31/10    $2.78      $.03       $  .39       $0.00       $  .42     $(.04)    $0.00      $0.00
Year ended 10/31/09     2.49       .03          .31        0.00          .34      (.05)     0.00       0.00
Year ended 10/31/08     4.82       .04        (1.92)       0.00(h)     (1.88)     (.05)     0.00       (.40)
Year ended 10/31/07     4.31       .05          .47         .04          .56      (.05)     0.00       0.00
Year ended 10/31/06     3.73       .04          .57        0.00          .61      (.03)     0.00       0.00

CLASS R
Year ended 10/31/10    $2.75      $.02       $  .38       $0.00       $  .40     $(.03)    $0.00      $0.00
Year ended 10/31/09     2.47       .02          .31        0.00          .33      (.05)     0.00       0.00
Year ended 10/31/08     4.77       .03        (1.90)       0.00(h)     (1.87)     (.03)     0.00       (.40)
Year ended 10/31/07     4.27       .04          .47         .04          .55      (.05)     0.00       0.00
Year ended 10/31/06     3.72       .03          .56        0.00          .59      (.04)     0.00       0.00

CLASS K
Year ended 10/31/10    $2.77      $.03       $  .38       $0.00       $  .41     $(.04)    $0.00      $0.00
Year ended 10/31/09     2.48       .03          .31        0.00          .34      (.05)     0.00       0.00
Year ended 10/31/08     4.82       .04        (1.91)       0.00(h)     (1.87)     (.07)     0.00       (.40)
Year ended 10/31/07     4.31       .04          .50         .04          .58      (.07)     0.00       0.00
Year ended 10/31/06     3.74       .04          .57        0.00          .61      (.04)     0.00       0.00

CLASS I
Year ended 10/31/10    $2.78      $.04       $  .38       $0.00       $  .42     $(.05)    $0.00      $0.00
Year ended 10/31/09     2.49       .04          .32        0.00          .36      (.07)     0.00       0.00
Year ended 10/31/08     4.83       .05        (1.92)       0.00(h)     (1.87)     (.07)     0.00       (.40)
Year ended 10/31/07     4.32       .06          .48         .04          .58      (.07)     0.00       0.00
Year ended 10/31/06     3.74       .05          .58        0.00          .63      (.05)     0.00       0.00
---------------------------------------------------------------------------------------------------------------





Please refer to the footnotes on page 70.

LESS DISTRIBUTIONS                                                  RATIOS/SUPPLEMENTAL DATA
------------------                                   -----------------------------------------------------


                                                                     RATIO OF   RATIO OF NET
 TOTAL DIVIDENDS                                       NET ASSETS    EXPENSES   INCOME (LOSS)
       AND         NET ASSET VALUE,                  END OF PERIOD  TO AVERAGE   TO AVERAGE     PORTFOLIO
  DISTRIBUTIONS     END OF PERIOD   TOTAL RETURN (b) (000S OMITTED) NET ASSETS   NET ASSETS   TURNOVER RATE
-----------------------------------------------------------------------------------------------------------

      $(.04)            $3.16             15.02%(c)    $1,173,266      1.16%(d)      .92%(d)        73%
       (.05)             2.78             13.99(c)      1,185,602      1.18         1.14           123
       (.45)             2.49            (42.92)(c)     1,180,153      1.04         1.09           183
       (.05)             4.82             13.10(c)      2,470,801       .95(d)      1.11(d)         59
       (.03)             4.31             16.47         2,411,515      1.00(d)       .99(d)         56

      $(.03)            $3.12             14.69%(c)    $    2,569      1.39(d)%      .67(d)%        73%
       (.05)             2.75             13.50(c)          2,135      1.35          .95           123
       (.43)             2.47            (42.99)(c)         1,848      1.24          .87           183
       (.05)             4.77             12.98(c)          2,696      1.27(d)       .80(d)         59
       (.04)             4.27             16.03             3,682      1.29(d)       .68(d)         56

      $(.04)            $3.14             14.86%(c)    $    4,365      1.09%(d)      .97%(d)        73%
       (.05)             2.77             14.16(c)          3,825      1.04         1.28           123
       (.47)             2.48            (42.93)(c)         3,606      1.02         1.11           183
       (.07)             4.82             13.56(c)          6,705       .88(d)       .91(d)         59
       (.04)             4.31             16.28               102       .96(d)      1.02(d)         56

      $(.05)            $3.15             15.16%(c)    $    1,444       .75%(d)     1.40(d)%        73%
       (.07)             2.78             14.84(c)          2,146       .71         1.57           123
       (.47)             2.49            (42.82)(c)         1,629       .68         1.42           183
       (.07)             4.83             13.58(c)            962       .62(d)      1.41(d)         59
       (.05)             4.32             16.84               574       .67(d)      1.27(d)         56
-----------------------------------------------------------------------------------------------------------

                                       INCOME FROM INVESTMENT OPERATIONS           LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------------------  ----------------------------------
                                             NET GAINS OR
                                              LOSSES ON
                     NET ASSET    NET        INVESTMENTS                          DIVIDENDS     TAX     DISTRIBUTIONS
                      VALUE,   INVESTMENT       (BOTH                  TOTAL FROM  FROM NET   RETURN        FROM
FISCAL YEAR OR       BEGINNING   INCOME      REALIZED AND CONTRIBUTION INVESTMENT INVESTMENT    OF         CAPITAL
PERIOD               OF PERIOD (LOSS) (a)    UNREALIZED)  FROM ADVISER OPERATIONS   INCOME    CAPITAL       GAINS
---------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
CLASS A
Year ended 11/30/10   $ 9.68     $(.01)(g)      $ 1.28       $0.00       $ 1.27     $0.00     $0.00        $ 0.00
Year ended 11/30/09     7.71       .01            2.00        0.00         2.01      (.04)     (.00)(h)      0.00
Year ended 11/30/08    16.51       .04           (5.63)       0.00        (5.59)     (.11)     0.00         (3.10)
Year ended 11/30/07    16.13       .11            1.91        0.00         2.02      (.08)     0.00         (1.56)
Year ended 11/30/06    15.42       .09            1.54        0.00         1.63      0.00      0.00          (.92)

CLASS R
Year ended 11/30/10   $ 9.60     $(.04)(g)      $ 1.28       $0.00       $ 1.24     $0.00     $0.00        $ 0.00
Year ended 11/30/09     7.64      0.00(h)         1.99        0.00         1.99      (.03)     (.00)(h)      0.00
Year ended 11/30/08    16.39       .03           (5.58)       0.00        (5.55)     (.10)     0.00         (3.10)
Year ended 11/30/07    16.06       .07            1.90        0.00         1.97      (.08)     0.00         (1.56)
Year ended 11/30/06    15.39       .06            1.53        0.00         1.59      0.00      0.00          (.92)

CLASS K
Year ended 11/30/10   $ 9.70     $0.00(g)(h)    $ 1.28       $0.00       $ 1.28     $0.00     $0.00        $ 0.00
Year ended 11/30/09     7.68       .02            2.00        0.00         2.02      0.00      0.00          0.00
Year ended 11/30/08    16.48       .04           (5.58)       0.00        (5.54)     (.16)     0.00         (3.10)
Year ended 11/30/07    16.17       .12            1.90        0.00         2.02      (.15)     0.00         (1.56)
Year ended 11/30/06    15.43       .15            1.51        0.00         1.66      0.00      0.00          (.92)

CLASS I
Year ended 11/30/10   $ 9.72     $ .03(g)       $ 1.29       $0.00       $ 1.32     $0.00     $0.00        $ 0.00
Year ended 11/30/09     7.77       .06            1.99        0.00         2.05      (.09)     (.01)         0.00
Year ended 11/30/08    16.61       .10           (5.65)       0.00        (5.55)     (.19)     0.00         (3.10)
Year ended 11/30/07    16.25       .14            1.95        0.00         2.09      (.17)     0.00         (1.56)
Year ended 11/30/06    15.47       .19            1.51        0.00         1.70      0.00      0.00          (.92)

ALLIANCEBERNSTEIN BALANCED SHARES
CLASS A
Year ended 11/30/10   $13.43     $ .25          $  .95       $0.00       $ 1.20     $(.27)    $0.00        $ 0.00
Year ended 11/30/09    11.06       .27            2.39        0.00         2.66      (.29)     0.00          0.00
Year ended 11/30/08    18.28       .34           (5.85)       0.00        (5.51)     (.36)     0.00         (1.35)
Year ended 11/30/07    18.29       .38             .46         .03          .87      (.39)     0.00          (.49)
Year ended 11/30/06    17.60       .34            1.61        0.00(h)      1.95      (.32)     0.00          (.94)

CLASS R
Year ended 11/30/10   $13.38     $ .21          $  .96       $0.00       $ 1.17     $(.24)    $0.00        $ 0.00
Year ended 11/30/09    11.02       .24            2.38        0.00         2.62      (.26)     0.00          0.00
Year ended 11/30/08    18.23       .31           (5.85)       0.00        (5.54)     (.32)     0.00         (1.35)
Year ended 11/30/07    18.25       .34             .43         .03          .80      (.33)     0.00          (.49)
Year ended 11/30/06    17.58       .30            1.58        0.00(h)      1.88      (.27)     0.00          (.94)

CLASS K
Year ended 11/30/10   $13.40     $ .26          $  .95       $0.00       $ 1.21     $(.27)    $0.00        $ 0.00
Year ended 11/30/09    11.03       .28            2.38        0.00         2.66      (.29)     0.00          0.00
Year ended 11/30/08    18.24       .35           (5.85)       0.00        (5.50)     (.36)     0.00         (1.35)
Year ended 11/30/07    18.28       .42             .40         .03          .85      (.40)     0.00          (.49)
Year ended 11/30/06    17.60       .65            1.29(j)     0.00(h)      1.94      (.32)     0.00          (.94)

CLASS I
Year ended 11/30/10   $13.42     $ .32          $  .95       $0.00       $ 1.27     $(.33)    $0.00        $ 0.00
Year ended 11/30/09    11.04       .33            2.39        0.00         2.72      (.34)     0.00          0.00
Year ended 11/30/08    18.26       .42           (5.87)       0.00        (5.45)     (.42)     0.00         (1.35)
Year ended 11/30/07    18.27       .44             .45         .03          .92      (.44)     0.00          (.49)
Year ended 11/30/06    17.60       .39            1.60        0.00(h)      1.99      (.38)     0.00          (.94)
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS                                         RATIOS/SUPPLEMENTAL DATA
------------------                         -------------------------------------------------------
                                                           RATIO OF      RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                NET ASSETS,    EXPENSES      INCOME (LOSS)    PORTFOLIO
       AND         VALUE, END   TOTAL      END OF PERIOD  TO AVERAGE      TO AVERAGE      TURNOVER
  DISTRIBUTIONS    OF PERIOD  RETURN (b)   (000S OMITTED) NET ASSETS      NET ASSETS        RATE
---------------------------------------------------------------------------------------------------
      $ 0.00         $10.95      13.12%(c)    $ 66,587       1.41%(d)(f)     (.14)%(d)(g)     99%
        (.04)          9.68      26.20(c)       72,024       1.58             .11            147
       (3.21)          7.71     (42.15)(c)      62,968       1.34             .38            339
       (1.64)         16.51      13.59         136,849       1.21(i)          .68            154
        (.92)         16.13      11.20         134,079       1.21(d)          .59(d)         133

      $ 0.00         $10.84      12.92%(c)    $    190       1.63%(d)(f)     (.39)%(d)(g)     99%
        (.03)          9.60      26.10(c)          960       1.69            (.02)           147
       (3.20)          7.64     (42.22)(c)       1,141       1.49             .23            339
       (1.64)         16.39      13.32           2,329       1.43(i)          .46            154
        (.92)         16.06      10.94           1,665       1.44(d)          .42(d)         133

      $ 0.00         $10.98      13.20%(c)    $    390       1.33%(d)(f)     (.05)%(d)(g)     99%
        0.00           9.70      26.30(c)          386       1.40             .27            147
       (3.26)          7.68     (42.05)(c)         352       1.22             .38            339
       (1.71)         16.48      13.61           2,479       1.13(i)          .78            154
        (.92)         16.17      11.39             335       1.04(d)          .96(d)         133

      $ 0.00         $11.04      13.58%(c)    $      7       1.02%(d)(f)      .25%(d)(g)      99%
        (.10)          9.72      26.77(c)            6        .98             .70            147
       (3.29)          7.77     (41.81)(c)           5        .83             .77            339
       (1.73)         16.61      14.00              23        .78(i)          .87            154
        (.92)         16.25      11.64             248        .73(d)         1.34(d)         133


      $ (.27)        $14.36       9.04%(c)    $399,687       1.14%(d)        1.83%(d)         69%
        (.29)         13.43      24.43(c)      481,427       1.08            2.30            111
       (1.71)         11.06     (33.06)(c)     452,619        .97            2.30            118
        (.88)         18.28       4.82(c)      956,157        .92            2.10             66
       (1.26)         18.29      11.81         972,991        .88(d)         2.00(d)          52

      $ (.24)        $14.31       8.81%(c)    $  6,391       1.39%(d)        1.57%(d)         69%
        (.26)         13.38      24.15(c)        6,645       1.32            2.06            111
       (1.67)         11.02     (33.27)(c)       5,753       1.25            2.06            118
        (.82)         18.23       4.47(c)        8,432       1.24            1.83             66
       (1.21)         18.25      11.37           3,197       1.22(d)         1.72(d)          52

      $ (.27)        $14.34       9.18%(c)    $  2,820       1.09%(d)        1.88%(d)         69%
        (.29)         13.40      24.57(c)        3,378       1.02            2.37            111
       (1.71)         11.03     (33.07)(c)       5,437        .97            2.35            118
        (.89)         18.24       4.74(c)        7,715        .93            2.14             66
       (1.26)         18.28      11.74             285        .91(d)         2.15(d)          52

      $ (.33)        $14.36       9.64%(c)    $  1,389        .66%(d)        2.30%(d)         69%
        (.34)         13.42      25.09(c)        2,146        .69            2.69            111
       (1.77)         11.04     (32.84)(c)      18,409        .62            2.72            118
        (.93)         18.26       5.12(c)        2,748        .60            2.40             66
       (1.32)         18.27      12.07           3,968        .59(d)         2.28(d)          52
---------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------------  --------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,   INVESTMENT    (BOTH                  TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND CONTRIBUTION INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD (LOSS) (a) UNREALIZED)  FROM ADVISER OPERATIONS   INCOME   CAPITAL     GAINS
---------------------------------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN EQUITY INCOME FUND
CLASS A
Year ended 11/30/10   $17.90      $.59(g)    $ 2.32       $0.00       $ 2.91     $(.64)    $0.00      $0.00
Year ended 11/30/09    16.68       .62         1.15        0.00(h)      1.77      (.55)     0.00       0.00
Year ended 11/30/08    25.72       .52        (9.04)       0.00        (8.52)     (.52)     0.00       0.00
Year ended 11/30/07    21.39       .51         4.28        0.00(h)      4.79      (.46)     0.00       0.00
Year ended 11/30/06    17.82       .47         3.55        0.00         4.02      (.45)     0.00       0.00

CLASS R
Year ended 11/30/10   $17.84      $.56(g)    $ 2.30       $0.00       $ 2.86     $(.60)    $0.00      $0.00
Year ended 11/30/09    16.64       .60         1.13        0.00(h)      1.73      (.53)     0.00       0.00
Year ended 11/30/08    25.65       .47        (9.03)       0.00        (8.56)     (.45)     0.00       0.00
Year ended 11/30/07    21.37       .49         4.23        0.00(h)      4.72      (.44)     0.00       0.00
Year ended 11/30/06    17.81       .44         3.55        0.00         3.99      (.43)     0.00       0.00

CLASS K
Year ended 11/30/10   $17.89      $.51(g)    $ 2.41       $0.00       $ 2.92     $(.66)    $0.00      $0.00
Year ended 11/30/09    16.67       .64         1.15        0.00(h)      1.79      (.57)     0.00       0.00
Year ended 11/30/08    25.70       .56        (9.06)       0.00        (8.50)     (.53)     0.00       0.00
Year ended 11/30/07    21.40       .54         4.25        0.00(h)      4.79      (.49)     0.00       0.00
Year ended 11/30/06    17.82       .49         3.57        0.00         4.06      (.48)     0.00       0.00

CLASS I
Year ended 11/30/10   $17.89      $.64(g)    $ 2.34       $0.00       $ 2.98     $(.71)    $0.00      $0.00
Year ended 11/30/09    16.67       .70         1.14        0.00(h)      1.84      (.62)     0.00       0.00
Year ended 11/30/08    25.70       .64        (9.07)       0.00        (8.43)     (.60)     0.00       0.00
Year ended 11/30/07    21.38       .62         4.25        0.00(h)      4.87      (.55)     0.00       0.00
Year ended 11/30/06    17.81       .72         3.38        0.00         4.10      (.53)     0.00       0.00
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 70.

LESS DISTRIBUTIONS                                        RATIOS/SUPPLEMENTAL DATA
------------------                         ------------------------------------------------------
                                                           RATIO OF      RATIO OF NET
 TOTAL DIVIDENDS   NET ASSET                NET ASSETS,    EXPENSES      INCOME (LOSS)   PORTFOLIO
       AND         VALUE, END   TOTAL      END OF PERIOD  TO AVERAGE      TO AVERAGE     TURNOVER
  DISTRIBUTIONS    OF PERIOD  RETURN (b)   (000S OMITTED) NET ASSETS      NET ASSETS       RATE
--------------------------------------------------------------------------------------------------

      $(.64)         $20.17      16.57%(c)    $112,730       1.39%(d)(f)     3.15%(d)(g)    138%
       (.55)          17.90      10.91(c)      100,984       1.43            3.78            54
       (.52)          16.68     (33.67)(c)      92,874       1.25            2.26            41
       (.46)          25.72      22.65         144,950       1.20(i)         2.18            34
       (.45)          21.39      22.98         110,183       1.32(d)         2.45(d)         49

      $(.60)         $20.10      16.34%(c)    $  3,074       1.61%(d)(f)     2.99%(d)(g)    138%
       (.53)          17.84      10.71(c)        1,342       1.61            3.62            54
       (.45)          16.64     (33.83)(c)         692       1.52            2.14            41
       (.44)          25.65      22.32             526       1.48(i)         2.02            34
       (.43)          21.37      22.80              58       1.47(d)         2.30(d)         49

      $(.66)         $20.15      16.65%(c)    $  3,758       1.29%(d)(f)     2.74%(d)(g)    138%
       (.57)          17.89      11.08(c)        1,503       1.31            3.90            54
       (.53)          16.67     (33.63)(c)       1,360       1.24            2.42            41
       (.49)          25.70      22.64           1,298       1.17(i)         2.27            34
       (.48)          21.40      23.21             437       1.18(d)         2.74(d)         49

      $(.71)         $20.16      17.04%(c)    $    799       1.01%(d)(f)     3.48%(d)(g)    138%
       (.62)          17.89      11.45(c)          767        .99            4.25            54
       (.60)          16.67     (33.42)(c)       1,013        .95            2.92            41
       (.55)          25.70      23.07             139        .85(i)         2.57            34
       (.53)          21.38      23.53              38        .87(d)         3.20(d)         49
--------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS         LESS DIVIDENDS AND DISTRIBUTIONS
                               -----------------------------------------------  -------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET    NET      INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,   INVESTMENT     (BOTH                  TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND CONTRIBUTION INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD (LOSS) (a)  UNREALIZED)  FROM ADVISER OPERATIONS   INCOME   CAPITAL     GAINS
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
CLASS A
Year ended 11/30/10   $10.46     $ .16       $  1.39       $0.00      $  1.55     $(.54)    $0.00     $ 0.00
Year ended 11/30/09     7.43       .20          2.92        0.00         3.12      (.09)     0.00       0.00
Year ended 11/30/08    25.53       .26         (9.51)       0.00        (9.25)     (.53)     (.18)     (8.14)
Year ended 11/30/07    30.00       .35         (1.86)       0.00        (1.51)     (.28)     0.00      (2.68)
Year ended 11/30/06    22.04       .15          8.06        0.00         8.21      (.25)     0.00       0.00

CLASS R
Year ended 11/30/10   $10.40     $ .14       $  1.38       $0.00      $  1.52     $(.53)    $0.00     $ 0.00
Year ended 11/30/09     7.40       .18          2.92        0.00         3.10      (.10)     0.00       0.00
Year ended 11/30/08    25.46       .23         (9.47)       0.00        (9.24)     (.51)     (.17)     (8.14)
Year ended 11/30/07    29.97       .06         (1.66)       0.00        (1.60)     (.23)     0.00      (2.68)
Year ended 11/30/06    22.01      (.22)(j)      8.38        0.00         8.16      (.20)     0.00       0.00

CLASS K
Year ended 11/30/10   $10.42     $ .17       $  1.40       $0.00      $  1.57     $(.55)    $0.00     $ 0.00
Year ended 11/30/09     7.40       .22          2.91        0.00         3.13      (.11)     0.00       0.00
Year ended 11/30/08    25.46       .27         (9.48)       0.00        (9.21)     (.53)     (.18)     (8.14)
Year ended 11/30/07    29.96       .36(j)      (1.15)       0.00        (1.51)     (.31)     0.00      (2.68)
Year ended 11/30/06    22.03      (.07)(j)      8.28        0.00         8.21      (.28)     0.00       0.00

CLASS I
Year ended 11/30/10   $10.45     $ .22       $  1.37       $0.00      $  1.59     $(.56)    $0.00     $ 0.00
Year ended 11/30/09     7.41       .24          2.92        0.00         3.16      (.12)     0.00       0.00
Year ended 11/30/08    25.49       .38         (9.53)       0.00        (9.15)     (.59)     (.20)     (8.14)
Year ended 11/30/07    29.97       .36         (1.78)       0.00        (1.42)     (.38)     0.00      (2.68)
Year ended 11/30/06    22.01       .21          8.08        0.00         8.29      (.33)     0.00       0.00

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
CLASS A
Year ended 11/30/10   $13.55     $ .17       $  (.48)      $0.00      $  (.31)    $(.17)    $0.00     $ 0.00
Year ended 11/30/09     9.78       .20(g)       3.57        0.00(h)      3.77      0.00      0.00       0.00
Year ended 11/30/08    24.18       .45        (13.46)       0.00       (13.01)     (.34)     0.00      (1.05)
Year ended 11/30/07    23.05       .50          2.18        0.00         2.68      (.40)     0.00      (1.15)
Year ended 11/30/06    18.10       .39(g)       5.80        0.00         6.19      (.23)     0.00      (1.01)

CLASS R
Year ended 11/30/10   $13.41     $ .15       $  (.48)      $0.00      $  (.33)    $(.08)    $0.00     $ 0.00
Year ended 11/30/09     9.70       .20(g)       3.51        0.00(h)      3.71      0.00      0.00       0.00
Year ended 11/30/08    24.02       .35(g)     (13.30)       0.00       (12.95)     (.32)     0.00      (1.05)
Year ended 11/30/07    22.98       .45(g)       2.15        0.00         2.60      (.41)     0.00      (1.15)
Year ended 11/30/06    18.09       .30(g)       5.83        0.00         6.13      (.23)     0.00      (1.01)

CLASS K
Year ended 11/30/10   $13.50     $ .18       $  (.46)      $0.00      $  (.28)    $(.19)    $0.00     $ 0.00
Year ended 11/30/09     9.74       .22(g)       3.54        0.00(h)      3.76      0.00      0.00       0.00
Year ended 11/30/08    24.10       .46(g)     (13.41)       0.00       (12.95)     (.36)     0.00      (1.05)
Year ended 11/30/07    23.02       .53          2.15        0.00         2.68      (.45)     0.00      (1.15)
Year ended 11/30/06    18.11       .27(g)       5.93        0.00         6.20      (.28)     0.00      (1.01)

CLASS I
Year ended 11/30/10   $13.68     $ .25       $  (.49)      $0.00      $  (.24)    $(.24)    $0.00     $ 0.00
Year ended 11/30/09     9.83       .25          3.60        0.00(h)      3.85      0.00      0.00       0.00
Year ended 11/30/08    24.28       .54        (13.52)       0.00       (12.98)     (.42)     0.00      (1.05)
Year ended 11/30/07    23.12       .58          2.18        0.00         2.76      (.45)     0.00      (1.15)
Year ended 11/30/06    18.14       .47(g)       5.81        0.00         6.28      (.29)     0.00      (1.01)
----------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS                                                    RATIOS/SUPPLEMENTAL DATA
------------------                                   ---------------------------------------------------------


                                                                     RATIO OF     RATIO OF NET
                                                      NET ASSETS,    EXPENSES     INCOME (LOSS)
 TOTAL DIVIDENDS   NET ASSET VALUE,                  END OF PERIOD  TO AVERAGE     TO AVERAGE       PORTFOLIO
AND DISTRIBUTIONS   END OF PERIOD   TOTAL RETURN (b) (000S OMITTED) NET ASSETS     NET ASSETS     TURNOVER RATE
---------------------------------------------------------------------------------------------------------------
      $ (.54)           $11.47            15.50%       $   79,631      1.58%(d)        1.52%(d)         70%
        (.09)            10.46            42.59            75,106      1.76            2.40             67
       (8.85)             7.43           (53.30)           63,224      1.35            1.96             41
       (2.96)            25.53            (5.27)          164,223      1.24            1.29            102
        (.25)            30.00            37.50           222,701      1.20(d)          .59(d)          49

      $ (.53)           $11.39            15.32%       $    6,186      1.75%(d)        1.32%(d)         70%
        (.10)            10.40            42.45             4,768      1.83            2.12             67
       (8.82)             7.40           (53.37)            2,084      1.56            1.77             41
       (2.91)            25.46            (5.60)            2,471      1.56             .21            102
        (.20)            29.97            37.27               671      1.48(d)         (.81)(d)         49

      $ (.55)           $11.44            15.75%       $    8,133      1.45%(d)        1.64%(d)         70%
        (.11)            10.42            42.92             6,581      1.50            2.59             67
       (8.85)             7.40           (53.27)            4,292      1.27            2.05             41
       (2.99)            25.46            (5.28)            9,029      1.34           (1.46)           102
        (.28)            29.96            37.55               387      1.16(d)         (.30)(d)         49

      $ (.56)           $11.48            15.97%       $    2,597      1.11%(d)        2.02%(d)         70%
        (.12)            10.45            43.35             3,364      1.19            2.88             67
       (8.93)             7.41           (53.04)            2,485       .86            2.78             41
       (3.06)            25.49            (4.97)            5,060       .91            1.34            102
        (.33)            29.97            38.04             4,321       .86(d)          .81(d)          49


      $ (.17)           $13.07            (2.30)%      $  970,665      1.33%(d)        1.30%(d)         41%
        0.00             13.55            38.55(c)      1,809,964      1.27(f)         1.89(g)          48
       (1.39)             9.78           (56.98)        2,118,101      1.14            2.45             38
       (1.55)            24.18            12.23         6,056,019      1.11            2.11             21
       (1.24)            23.05            36.20         3,285,006      1.19(d)         1.92(d)(g)       23

      $ (.08)           $13.00            (2.46)%      $   71,023      1.56%(d)        1.12%(d)         41%
        0.00             13.41            38.25(c)        106,675      1.47(f)         1.78(g)          48
       (1.37)             9.70           (57.08)          177,471      1.40(f)         2.10(g)          38
       (1.56)            24.02            11.88           165,221      1.40(f)         1.89(g)          21
       (1.24)            22.98            35.87            44,196      1.40(d)(f)      1.47(d)(g)       23

      $ (.19)           $13.03            (2.13)%      $  131,756      1.25%(d)        1.43%(d)         41%
        0.00             13.50            38.60(c)        183,997      1.17(f)         2.02(g)          48
       (1.41)             9.74           (56.97)          163,512      1.15(f)         2.50(g)          38
       (1.60)            24.10            12.24           340,196      1.10            2.19             21
       (1.29)            23.02            36.30            72,884      1.13(d)         1.40(d)(g)       23

      $ (.24)           $13.20            (1.78)%      $  387,780       .86%(d)        1.86%(d)         41%
        0.00             13.68            39.17(c)        575,955       .80            2.31             48
       (1.47)             9.83           (56.81)          650,777       .76            2.93             38
       (1.60)            24.28            12.60         1,415,575       .75            2.43             21
       (1.30)            23.12            36.73           638,419       .82(d)         2.27(d)(g)       23
---------------------------------------------------------------------------------------------------------------

                                      INCOME FROM INVESTMENT OPERATIONS        LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS                          DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,   INVESTMENT    (BOTH                  TOTAL FROM  FROM NET  RETURN      FROM
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND CONTRIBUTION INVESTMENT INVESTMENT   OF       CAPITAL
PERIOD               OF PERIOD (LOSS) (a) UNREALIZED)  FROM ADVISER OPERATIONS   INCOME   CAPITAL     GAINS
---------------------------------------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
CLASS A
Year ended 11/30/10   $ 8.88      $.07       $  .16       $0.00       $  .23     $(.09)    $0.00     $ 0.00
Year ended 11/30/09     6.59       .13(g)      2.16        0.00         2.29      0.00      0.00       0.00
Year ended 11/30/08    16.19       .23        (8.37)       0.00        (8.14)     (.19)     0.00      (1.27)
Year ended 11/30/07    16.72       .23          .89        0.00         1.12      (.27)     0.00      (1.38)
Year ended 11/30/06    13.87       .21         3.30        0.00         3.51      (.14)     0.00       (.52)

CLASS R
Year ended 11/30/10   $ 8.75      $.05       $  .14       $0.00       $  .19     $(.07)    $0.00     $ 0.00
Year ended 11/30/09     6.51       .11         2.13        0.00         2.24      0.00      0.00       0.00
Year ended 11/30/08    16.04       .22        (8.29)       0.00        (8.07)     (.19)     0.00      (1.27)
Year ended 11/30/07    16.62       .17          .89        0.00         1.06      (.26)     0.00      (1.38)
Year ended 11/30/06    13.86       .19         3.26        0.00         3.45      (.17)     0.00       (.52)

CLASS K
Year ended 11/30/10   $ 8.84      $.08       $  .14       $0.00       $  .22     $(.11)    $0.00     $ 0.00
Year ended 11/30/09     6.56       .13(g)      2.15        0.00         2.28      0.00      0.00       0.00
Year ended 11/30/08    16.14       .26        (8.36)       0.00        (8.10)     (.21)     0.00      (1.27)
Year ended 11/30/07    16.72       .21          .89        0.00         1.10      (.30)     0.00      (1.38)
Year ended 11/30/06    13.88       .18         3.32        0.00         3.50      (.14)     0.00       (.52)

CLASS I
Year ended 11/30/10   $ 8.94      $.11       $  .16       $0.00       $  .27     $(.13)    $0.00     $ 0.00
Year ended 11/30/09     6.61       .14         2.19        0.00         2.33      0.00      0.00       0.00
Year ended 11/30/08    16.25       .28        (8.38)       0.00        (8.10)     (.27)     0.00      (1.27)
Year ended 11/30/07    16.76       .27          .91        0.00         1.18      (.31)     0.00      (1.38)
Year ended 11/30/06    13.90       .26         3.30        0.00         3.56      (.18)     0.00       (.52)
---------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on page 70.

LESS DISTRIBUTIONS                                                  RATIOS/SUPPLEMENTAL DATA
------------------                                   -----------------------------------------------------


                                                                     RATIO OF   RATIO OF NET
                                                      NET ASSETS,    EXPENSES   INCOME (LOSS)
 TOTAL DIVIDENDS   NET ASSET VALUE,                  END OF PERIOD  TO AVERAGE   TO AVERAGE     PORTFOLIO
AND DISTRIBUTIONS   END OF PERIOD   TOTAL RETURN (b) (000S OMITTED) NET ASSETS   NET ASSETS   TURNOVER RATE
-----------------------------------------------------------------------------------------------------------

      $ (.09)           $ 9.02             2.57%(c)     $ 26,794       1.59%(d)      .83%(d)       61%
        0.00              8.88            34.75(c)        47,523       1.50(f)      1.84(g)        53
       (1.46)             6.59           (55.16)(c)       60,737       1.40         2.09           54
       (1.65)            16.19             7.08          182,644       1.30(d)      1.35(d)        25
        (.66)            16.72            26.37           67,102       1.33(d)      1.39(d)        29

      $ (.07)           $ 8.87             2.22%(c)     $  1,720       1.85%(d)      .60%(d)       61%
        0.00              8.75            34.41(c)         3,147       1.69         1.56           53
       (1.46)             6.51           (55.24)(c)        3,578       1.68         1.90           54
       (1.64)            16.04             6.71            7,533       1.59(d)      1.02(d)        25
        (.69)            16.62            26.01            3,596       1.60(d)      1.22(d)        29

      $ (.11)           $ 8.95             2.47%(c)     $  1,565       1.58%(d)      .90%(d)       61%
        0.00              8.84            34.76(c)         1,167       1.43         1.78(g)        53
       (1.48)             6.56           (55.13)(c)          599       1.43         2.23           54
       (1.68)            16.14             6.95            1,129       1.35(d)      1.30(d)        25
        (.66)            16.72            26.29              592       1.41(d)      1.40(d)        29

      $ (.13)           $ 9.08             3.04%(c)     $ 22,265       1.15%(d)     1.26%(d)       61%
        0.00              8.94            35.25(c)        33,910       1.06         1.98           53
       (1.54)             6.61           (54.95)(c)       51,741       1.01         2.47           54
       (1.69)            16.25             7.42           56,417        .95(d)      1.67(d)        25
        (.70)            16.76            26.79           39,566       1.01(d)      1.72(d)        29
-----------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.


(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or CDSC are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from the class action settlements, which enhanced the performance of each share class.


                                            2010 2009  2008 2007
----------------------------------------------------------------
AllianceBernstein Value Fund                .04%  .04% .06%
AllianceBernstein Small/Mid Cap Value Fund        .01% .01%
AllianceBernstein Growth and Income         .84% 1.93% .06% .78%
AllianceBernstein Core Opportunities Fund   .70% 1.94% .02%
AllianceBernstein Balanced Shares           .20%  .27% .05% .13%
AllianceBernstein Equity Income Fund        .27% 1.01% .05%
AllianceBernstein Global Value Fund         .03%  .01% .01%
AllianceBernstein International Value Fund        .02%


(d)The ratio includes expenses attributable to the costs of proxy solicitation.


(e)Net of fees and expenses waived by the Distributor.





(f)Net of fees and expenses waived/reimbursed by the Adviser/Distributor. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:



                                             2006  2007  2008  2009   2010
---------------------------------------------------------------------------
ALLIANCEBERNSTEIN VALUE FUND
Class A                                        --     --    --    --    --
Class R                                        --     --    --    --    --
Class K                                        --  1.01% 1.07%    --    --
Class I                                        --     --    --    --    --
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
Class A                                     1.31%* 1.27% 1.34% 1.37% 1.33%*
Class R                                     1.55%* 1.51% 1.54% 1.58% 1.60%*
Class K                                     1.28%* 1.23% 1.26% 1.26% 1.30%*
Class I                                      .89%*  .85%  .92%  .94%  .96%*
ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
Class A                                        --     --    --    -- 1.65%*
Class R                                        --     --    --    -- 1.75%*
Class K                                        --     --    --    -- 1.49%*
Class I                                        --     --    --    -- 1.08%*
ALLIANCEBERNSTEIN EQUITY INCOME FUND
Class A                                        --     --    --    -- 1.45%*
Class R                                        --     --    --    -- 1.67%*
Class K                                        --     --    --    -- 1.36%*
Class I                                        --     --    --    -- 1.03%*
ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
Class A                                        --     --    -- 1.29%    --
Class R                                     1.50%* 1.41% 1.46% 1.48%    --
Class K                                        --     -- 1.16% 1.18%    --
Class I                                        --     --    --    --    --
ALLIANCEBERNSTEIN GLOBAL VALUE FUND
Class A                                        --     --    -- 1.51%    --
Class R                                        --     --    --    --    --
Class K                                        --     --    --    --    --
Class I                                        --     --    --    --    --

--------
  * The ratio includes expenses attributable to the cost of proxy solicitation.




(g)Net of fees and expenses waived/reimbursed by the Adviser.



(h)Amount is less than $.005.



(i)Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:



                                           2007
------------------------------------------------
ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
Class A                                    1.20%
Class R                                    1.42%
Class K                                    1.12%
Class I                                     .77%
ALLIANCEBERNSTEIN EQUITY INCOME FUND
Class A                                    1.19%
Class R                                    1.47%
Class K                                    1.16%
Class I                                     .84%





(j)Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in the Summary Information at the beginning of this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the ten-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.


ALLIANCEBERNSTEIN VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  116.55    $10,383.45
     2        10,383.45      519.17    10,902.62     121.02     10,781.60
     3        10,781.60      539.08    11,320.68     125.66     11,195.02
     4        11,195.02      559.75    11,754.77     130.48     11,624.29
     5        11,624.29      581.21    12,205.50     135.48     12,070.02
     6        12,070.02      603.50    12,673.52     140.68     12,532.84
     7        12,532.84      626.64    13,159.48     146.07     13,013.41
     8        13,013.41      650.67    13,664.08     151.67     13,512.41
     9        13,512.41      675.62    14,188.03     157.49     14,030.54
     10       14,030.54      701.53    14,732.07     163.53     14,568.64
     ---------------------------------------------------------------------
     Total                $5,957.17               $1,388.63


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
     2        10,379.25      518.96    10,898.21     144.95     10,753.26
     3        10,753.26      537.66    11,290.92     150.17     11,140.75
     4        11,140.75      557.04    11,697.79     155.58     11,542.21
     5        11,542.21      577.11    12,119.32     161.19     11,958.13
     6        11,958.13      597.91    12,556.04     167.00     12,389.04
     7        12,389.04      619.45    13,008.49     173.01     12,835.48
     8        12,835.48      641.77    13,477.25     179.25     13,298.00
     9        13,298.00      664.90    13,962.90     185.71     13,777.19
     10       13,777.19      688.86    14,466.05     192.40     14,273.65
     ---------------------------------------------------------------------
     Total                $5,903.66               $1,630.01

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  121.80    $10,378.20
     2        10,378.20      518.91    10,897.11     126.41     10,770.70
     3        10,770.70      538.54    11,309.24     131.19     11,178.05
     4        11,178.05      558.90    11,736.95     136.15     11,600.80
     5        11,600.80      580.04    12,180.84     141.30     12,039.54
     6        12,039.54      601.98    12,641.52     146.64     12,494.88
     7        12,494.88      624.74    13,119.62     152.19     12,967.43
     8        12,967.43      648.37    13,615.80     157.94     13,457.86
     9        13,457.86      672.89    14,130.75     163.92     13,966.83
     10       13,966.83      698.34    14,665.17     170.12     14,495.05
     ---------------------------------------------------------------------
     Total                $5,942.71               $1,447.66


ALLIANCEBERNSTEIN CORE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  141.75    $10,358.25
     2        10,358.25      517.91    10,876.16     179.46     10,696.70
     3        10,696.70      534.84    11,231.54     185.32     11,046.22
     4        11,046.22      552.31    11,598.53     191.38     11,407.15
     5        11,407.15      570.36    11,977.51     197.63     11,779.88
     6        11,779.88      588.99    12,368.87     204.09     12,164.78
     7        12,164.78      608.24    12,773.02     210.75     12,562.27
     8        12,562.27      628.11    13,190.38     217.64     12,972.74
     9        12,972.74      648.64    13,621.38     224.75     13,396.63
     10       13,396.63      669.83    14,066.46     232.10     13,834.36
     ---------------------------------------------------------------------
     Total                $5,819.23               $1,984.87


ALLIANCEBERNSTEIN BALANCED SHARES
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  119.70    $10,380.30
     2        10,380.30      519.02    10,899.32     124.25     10,775.07
     3        10,775.07      538.75    11,313.82     128.98     11,184.84
     4        11,184.84      559.24    11,744.08     133.88     11,610.20
     5        11,610.20      580.51    12,190.71     138.97     12,051.74
     6        12,051.74      602.59    12,654.33     144.26     12,510.07
     7        12,510.07      625.50    13,135.57     149.75     12,985.82
     8        12,985.82      649.29    13,635.11     155.44     13,479.67
     9        13,479.67      673.98    14,153.65     161.35     13,992.30
     10       13,992.30      699.62    14,691.92     167.49     14,524.43
     ---------------------------------------------------------------------
     Total                $5,948.50               $1,424.07

ALLIANCEBERNSTEIN EQUITY INCOME FUND

--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  131.25    $10,368.75
     2        10,368.75      518.44    10,887.19     151.33     10,735.86
     3        10,735.86      536.79    11,272.65     156.69     11,115.96
     4        11,115.96      555.80    11,671.76     162.24     11,509.52
     5        11,509.52      575.48    12,085.00     167.98     11,917.02
     6        11,917.02      595.85    12,512.87     173.93     12,338.94
     7        12,338.94      616.95    12,955.89     180.09     12,775.80
     8        12,775.80      638.79    13,414.59     186.46     13,228.13
     9        13,228.13      661.41    13,889.54     193.06     13,696.48
     10       13,696.48      684.82    14,381.30     199.90     14,181.40
     ---------------------------------------------------------------------
     Total                $5,884.33               $1,702.93


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  165.90    $10,334.10
     2        10,334.10      516.71    10,850.81     171.44     10,679.37
     3        10,679.37      533.97    11,213.34     177.17     11,036.17
     4        11,036.17      551.81    11,587.98     183.09     11,404.89
     5        11,404.89      570.24    11,975.13     189.21     11,785.92
     6        11,785.92      589.30    12,375.22     195.53     12,179.69
     7        12,179.69      608.98    12,788.67     202.06     12,586.61
     8        12,586.61      629.33    13,215.94     208.81     13,007.13
     9        13,007.13      650.36    13,657.49     215.79     13,441.70
     10       13,441.70      672.09    14,113.79     223.00     13,890.79
     ---------------------------------------------------------------------
     Total                $5,822.79               $1,932.00


ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  139.65    $10,360.35
     2        10,360.35      518.02    10,878.37     144.68     10,733.69
     3        10,733.69      536.68    11,270.37     149.90     11,120.47
     4        11,120.47      556.02    11,676.49     155.30     11,521.19
     5        11,521.19      576.06    12,097.25     160.89     11,936.36
     6        11,936.36      596.82    12,533.18     166.69     12,366.49
     7        12,366.49      618.32    12,984.81     172.70     12,812.11
     8        12,812.11      640.61    13,452.72     178.92     13,273.80
     9        13,273.80      663.69    13,937.49     185.37     13,752.12
     10       13,752.12      687.61    14,439.73     192.05     14,247.68
     ---------------------------------------------------------------------
     Total                $5,893.83               $1,646.15

ALLIANCEBERNSTEIN GLOBAL VALUE FUND
--------------------------------------------------------------------------------


                         HYPOTHETICAL INVESTMENT              HYPOTHETICAL
            HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
     YEAR    INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
     ---------------------------------------------------------------------
     1       $10,000.00   $  500.00   $10,500.00  $  166.95    $10,333.05
     2        10,333.05      516.65    10,849.70     172.51     10,677.19
     3        10,677.19      533.86    11,211.05     178.26     11,032.79
     4        10,032.79      551.64    11,584.43     184.19     11,400.24
     5        11,400.24      570.01    11,970.25     190.33     11,779.92
     6        11,779.92      589.00    12,368.92     196.67     12,172.25
     7        12,172.25      608.61    12,780.86     203.22     12,577.64
     8        12,577.64      628.88    13,206.52     209.98     12,996.54
     9        12,996.54      649.83    13,646.37     216.98     13,429.39
     10       13,429.39      671.47    14,100.86     224.20     13,876.66
     ---------------------------------------------------------------------
     Total                $5,819.95               $1,943.29


* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:


BY MAIL           AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

ON THE INTERNET:  www.AllianceBernstein.com


Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington, DC 20549-0102.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


FUND                                                  SEC FILE NO.
------------------------------------------------------------------
AllianceBernstein Value Fund                           811-10221
AllianceBernstein Small/Mid Cap Value Fund             811-10221
AllianceBernstein Growth and Income Fund               811-00126
AllianceBernstein Core Opportunities Fund              811-09687
AllianceBernstein Balanced Shares                      811-00134
AllianceBernstein Equity Income Fund                   811-07916
AllianceBernstein Global Real Estate Investment Fund   811-07707
AllianceBernstein International Value Fund             811-10221
AllianceBernstein Global Value Fund                    811-10221


                                                             PRO-RTMT-0103-0311

                                    [GRAPHIC]

(LOGO)

                       THE ALLIANCEBERNSTEIN VALUE FUNDS


Domestic Value Funds
(Shares Offered-Exchange Ticker Symbol)
   - AllianceBernstein Value Fund
        (Class A-ABVAX; Class B-ABVBX; Class C-
           ABVCX; Class R-ABVRX; Class K-ABVKX;
           Class I-ABVIX; Advisor Class-ABVYX)

   - AllianceBernstein Small/Mid Cap Value Fund
        (Class A-ABASX; Class B-ABBSX; Class C-
           ABCSX; Class R-ABSRX; Class K-ABSKX;
           Class I-ABSIX; Advisor Class-ABYSX)

   - AllianceBernstein Growth and Income Fund
        (Class A-CABDX; Class B-CBBDX; Class C-
           CBBCX; Class R-CBBRX; Class K-CBBKX;
           Class I-CBBIX; Advisor Class-CBBYX)

   - AllianceBernstein Core Opportunities Fund
        (Class A-ADGAX; Class B-ADGBX; Class C-
           ADGCX; Class R-ADGRX; Class K-ADGKX;
           Class I-ADGIX; Advisor Class-ADGYX)

   - AllianceBernstein Balanced Shares
        (Class A-CABNX; Class B-CABBX; Class C-
           CBACX; Class R-CBSRX; Class K-CBSKX;
           Class I-CABIX; Advisor Class-CBSYX)

   - AllianceBernstein Equity Income Fund
        (Class A-AUIAX; Class B-AUIBX; Class C-
           AUICX; Class R-AUIRX; Class K-AUIKX;
           Class I-AUIIX; Advisor Class-AUIYX)

International Value Funds
(Shares Offered-Exchange Ticker Symbol)
   - AllianceBernstein Global Real Estate Investment Fund
        (Class A-AREAX; Class B-AREBX; Class C-
           ARECX; Class R-ARRRX; Class K-ARRKX;
           Class I-AEEIX; Advisor Class-ARSYX)

   - AllianceBernstein International Value Fund
        (Class A-ABIAX; Class B-ABIBX; Class C-
           ABICX; Class R-AIVRX; Class K-AIVKX;
           Class I-AIVIX; Advisor Class-ABIYX)

   - AllianceBernstein Global Value Fund
        (Class A-ABAGX; Class B-ABBGX; Class C-
           ABCGX; Class R-ABGRX; Class K-ABGKX;
           Class I-AGVIX; Advisor Class-ABGYX)




                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 1, 2011

--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus dated March 1, 2011 that offers Class A, Class B, Class C and Advisor Class shares for AllianceBernstein(R) Value Fund ("Value Fund"), AllianceBernstein Small/Mid Cap Value Fund ("Small/Mid Cap Value"), AllianceBernstein International Value Fund ("International Value") and AllianceBernstein Global Value Fund ("Global Value") of the AllianceBernstein Trust (the "ABT Funds"), the AllianceBernstein Growth and Income Fund ("Growth and Income"), the AllianceBernstein Core Opportunities Fund ("Core Opportunities"), the AllianceBernstein Balanced Shares ("Balanced Shares"), the AllianceBernstein Equity Income Fund ("Equity Income"), and the AllianceBernstein Global Real Estate Investment Fund ("Global Real Estate") (the "AB Funds" and, together with the ABT Funds, the "Funds") and the current prospectus dated March 1, 2011 that offers Class A, Class R, Class K and Class I shares of the Funds (each a "Prospectus" and together, the "Prospectuses"). Financial statements for Growth and Income for the year ended October 31, 2010 and financial statements for Value Fund, Small/Mid Cap Value, International Value, Global Value, Core Opportunities, Balanced Shares, Equity Income and Global Real Estate for the year ended November 30, 2010, are included in the respective annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS..............................2
INVESTMENT RESTRICTIONS.......................................................38
MANAGEMENT OF THE FUNDS.......................................................40
EXPENSES OF THE FUNDS.........................................................95
PURCHASE OF SHARES...........................................................111
REDEMPTION AND REPURCHASE OF SHARES..........................................136
SHAREHOLDER SERVICES.........................................................139
NET ASSET VALUE..............................................................142
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................145
PORTFOLIO TRANSACTIONS.......................................................150
GENERAL INFORMATION..........................................................157
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
  REGISTERED PUBLIC ACCOUNTING FIRM..........................................202
APPENDIX A:  STATEMENT OF POLICIES AND PROCEDURES
  FOR PROXY VOTING...........................................................A-1


--------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

               INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------


            The AB Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

            AllianceBernstein Trust (the "Trust") is an open-end investment company whose shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that portfolio. The ABT Funds are portfolios of the Trust, which are described in this SAI.

            Except as noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors of each AB Fund (the "AB Funds' Boards") or Board of Trustees of the Trust (the "Trust Board" and, together with the AB Funds' Boards the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets which may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.



Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectuses.

Convertible Securities
----------------------



            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Equity Income may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by Equity Income.

Depositary Receipts
-------------------

            A Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the U.S. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.


Derivatives
-----------

            A Fund may, but is not required to, use derivatives for risk management purposes as part of its investment practices. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.


            There are four principal types of derivatives, including options, futures, forwards and swaps. The four principal types of derivative instruments, as well as the methods in which they may be used by a Fund are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.


            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

            Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.


            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.


            -- Risk of Potential Governmental Regulation of Derivatives. Recent legislation and regulatory developments will eventually require the clearing and exchange trading of most over-the-counter derivatives investments. It is possible that new regulation of various types of derivative instruments, including futures and swap agreements, may affect the Fund's ability to use such instruments as a part of its investment strategy.


            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Use of Options, Futures, Forwards and Swaps by a Fund.
            ------------------------------------------------------


            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when AllianceBernstein L.P., the Funds' Adviser (the "Adviser"), anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.


            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.


            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.


            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.


            A Fund may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.


            A Fund also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.


            By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.




            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.


            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.


            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.


            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.


            A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


            The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A- (or the equivalent) from any nationally recognized statistical rating organization ("NRSRO").


            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.


            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swaps, swaptions and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually obligated to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.




            Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.


            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.


            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.


            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).


Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.


            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.


            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.


Illiquid Securities
-------------------

            A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.


Investments in Other Investment Companies
-----------------------------------------


            A Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to that Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.


Lending of Portfolio Securities
-------------------------------


            A Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

            Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Fund any income from the securities.

            A Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.


            A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. A Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

            The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------

            A Fund may invest in fixed or floating rate corporate loans ("Loans" and each, a "Loan") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

            The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's Investors Service ("Moody's) or BBB- or higher by Standard & Poor's Index Services "S&P") or higher.

            When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, a Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

Mortgage-Related Securities and Other Asset-Backed Securities
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            The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.


            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.


            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.


            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury has provided additional funding to the GSEs and their future is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.


            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.


            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation. A Fund may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.


            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets and one class of principal-only securities ("POs") receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.


            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------


            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.


            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.


            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.


Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Fund's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Fund's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P, and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in a Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------


            A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.


Short-Term Investments
----------------------

            A Fund may invest in short-term investments including corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's Investors Service ("Moody's") or A-1, AA- or better by Standard & Poor's Index Services ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

            A Fund may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a debt security that is downgraded below BBB- or Baa3 (or an equivalent rating) or, if not rated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

Standby Commitment Agreements
-----------------------------


            A Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.


            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.


Structured Securities
---------------------

            A Fund may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Fund's investments includes investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include certain stripped mortgage-related securities. Stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Additional Risk Considerations for Real Estate Investments
----------------------------------------------------------

            If Global Real Estate Investment receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by Global Real Estate Investment in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.


            Real estate investment trusts, or "REITs", are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.





Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. The Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act.

            Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investment portfolio issuers will provide the Fund's shareholders with a potentially higher yield.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV of the Fund's shares.

            Certain transactions, such as derivatives transactions, forward commitments and short sales involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, or a marked-to-market on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") or (with the exception of certain foreign currency options) by the Commission. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes".


            Although a Fund may value its assets in terms of U.S. Dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.


            For many foreign securities, there are U.S. Dollar-denominated ADRs which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.


            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect a Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.


            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet distribution requirements.


            If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

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                            INVESTMENT RESTRICTIONS

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Fundamental Investment Policies
-------------------------------


            The following investment restrictions, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;*

--------

* Global Real Estate has not adopted policies to concentrate investments in any one industry. Although Global Real Estate invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. Global Real Estate invests in equity and mortgage REITs, each of which seek different types of investments. Equity REITS invest directly in real estate properties and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which Global Real Estate may invest, including for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states, or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the U.S.

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) with respect to Small Mid Cap Value and International Value, may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts, and, with respect to Value, Growth and Income, Core Opportunities, Balanced Shares, Global Real Estate and Equity Income, may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

            (f) may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, Small/Mid Cap Value and International Value may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts.


            As a fundamental policy, Value Fund, Global Value, Growth and Income, Core Opportunities, Balanced Shares, Global Real Estate and Equity Income may purchase or sell commodities or options thereon to the extent permitted by applicable law.

            As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Fund's assets consist of:

            o     Cash or cash items;
            o     Government securities;
            o     Securities of other investment companies; and
            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and is subject to change without shareholder approval.


            The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.


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                            MANAGEMENT OF THE FUNDS

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The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision of the Funds' Board (see "Management of the Funds" in your Prospectuses). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2010, totaling approximately $478 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of December 31, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

            As of December 31, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                  AXA and its subsidiaries          60.9%
                  Holding                           37.4
                  Unaffiliated holders               1.7
                                                 ----------
                                                   100.0%
                                                 ==========

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 61.4% economic interest in the Adviser as of December 31, 2010.

            AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial.

Advisory Agreements and Expenses
--------------------------------





            The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to the respective Boards of Directors/Trustees (the "Directors") of each Fund.

            Under the Funds' Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Funds' portfolios of securities and investments, and provides persons satisfactory to the Boards to act as officers of the Funds. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchase or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory rcommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

VALUE FUND
SMALL/MID CAP VALUE
INTERNATIONAL VALUE
GLOBAL VALUE

            For the services rendered by the Adviser under the Advisory Agreement, Value Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion, and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser earned from the Fund $2,669,026, $2,851,334 and $5,017,214, respectively, in advisory fees.

            For the services rendered by the Adviser under the Advisory Agreement, Small/Mid Cap Value paid the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser earned from the Fund $6,858,598, $4,448,161 and $6,664,661 (net of $2,030,591, $1,530,202 and $1,734,467, which was waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.

            For the services rendered by the Adviser under the Advisory Agreement, International Value pays the Adviser a fee effective September 7, 2004 of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser earned from the Fund $25,159,818, $30,666,280 and $68,891,191 (net of $0, $737,564 and $136,887, which was waived by the Adviser), respectively, in advisory fees. The Adviser had contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement expired on January 1, 2009.

            For the services rendered by the Adviser under the Advisory Agreement, Global Value pays the Adviser a fee effective September 7, 2004 of ..75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser earned from the Fund $1,108,892, $1,424,441 and $2,605,569, respectively, in advisory fees.

            The Advisory Agreement became effective on January 31, 2001. The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of each Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Directors including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.

            The Funds have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments specifically approved by the Directors. For the fiscal year ended November 30, 2010, after any waiver or reimbursement, Value Fund paid $77,922, Global Value paid $84,021, International Value paid $85,644, and Small/Mid Cap Value Fund paid $122,425 to the Adviser for such services.

GROWTH AND INCOME

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended October 31, 2010, October 31, 2009 and October 31, 2008, the Adviser received from the Fund advisory fees of $8,842,336, $9,102,107 and $16,878,980, respectively in advisory fees.

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments must be specifically approved by the Directors. The Fund paid to the Adviser a total of $94,575 in respect of such services during the fiscal year of the Fund ended in October 31, 2010.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of each Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Directors including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.

CORE OPPORTUNITIES

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion, and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser earned from the Fund $600,778, $660,947 and $1,158,796, respectively, in advisory fees. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis, 1.35%, 2.05%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. The contractual agreement automatically extends each fiscal year unless the Adviser provides notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Directors. The Fund paid the Adviser a total of $77,089 in respect of such services during the fiscal period of the Fund ended November 30, 2010.

            The Advisory Agreement became effective on December 6, 1999. The Advisory Agreement continues from year to year provided that its continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.

BALANCED SHARES

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .60% of the first $200 million, .50% of the next $200 million, and .40% of the excess over $400 million as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser received from the Fund advisory fees of $3,271,567, $3,585,369 and $5,608,920, respectively.

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Directors. The Fund paid to the Adviser a total of $82,804 in respect of such services during the fiscal year of the Fund ended November 30, 2010.

            The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues from year to year, provided that such continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or "interested persons" of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Agreement was approved for an additional annual term by the Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.

EQUITY INCOME

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective September 1, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20% and .95% of the daily net assets for the
Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the "Expense Caps"). The contractual agreement automatically extends each fiscal year unless the Adviser provides notice of termination to the Trust at least 60 days prior to the Fund's fiscal year. For the fiscal years of the Fund ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser received from the Fund $787,395, $877,168 and $1,474,819, (net of $96,476, $0, and $0, which were waived by the Adviser), respectively, in advisory fees.

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Directors. The Fund paid to the Adviser a total of $79,329 in respect of such services during the fiscal year of the Fund ended November 30, 2010.

            The Advisory Agreement became effective on September 28, 1993. The Advisory Agreement continues in effect from year to year, provided that such continuance is approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, and, in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Directors including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.

GLOBAL REAL ESTATE

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 of .55% of the first $2.5 billion, .45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser earned from the Fund $686,455, $567,681 and $1,110,967, respectively in advisory fees.

            The Fund has, under the Advisory Agreement, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Directors. For the fiscal year ended November 30, 2010, the Fund paid to the Adviser in respect of such services a total of $102,479.

            The Advisory Agreement became effective on August 27, 1996. The Advisory Agreement continues from year to year, provided that such continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of the Fund or by the Directors, including in either case approval by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Directors including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 4-6, 2010.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Unconstrained Bond Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all closed-end investment companies.

Additional Information About the Funds' Portfolio Managers

            VALUE FUND. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Value Senior Investment Management Team. Mr. Christopher Marx, Mr. Joseph G. Paul, Mr. John D. Phillips, Jr. and Mr. Greg L. Powell are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 are set forth below:

                                        DOLLAR RANGES OF EQUITY
                                        SECURITIES IN THE FUND(2)
                                        -------------------------

      Christopher Marx                          None
      Joseph G. Paul                            None
      John D. Phillips, Jr.                     None
      Greg L. Powell                            None


--------
(2) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").


            As of November 30, 2010, employees of the Adviser had approximately $15,560,564 invested in shares of the Fund and approximately $397,202,887 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


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                              REGISTERED INVESTMENT COMPANIES
                                   (excluding the Fund)

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                                                           Number of      Total Assets
                                                           Registered     of Registered
                        Total Number    Total Assets       Investment     Investment
                        of Registered   of Registered      Companies      Companies
                        Investment      Investment         Managed with   Managed with
                        Companies       Companies          Performance-   Performance-
Portfolio Manager       Managed         Managed            based Fees     based Fees
------------------------------------------------------------------------------------------


Christopher Marx            61          $10,608,000,000          1        $3,768,000,000
Joseph G. Paul             153          $28,747,000,000          3        $6,492,000,000
John D. Phillips, Jr.       61          $10,608,000,000          1        $3,768,000,000
Greg L. Powell             151          $29,015,000,000          3        $6,492,000,000


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                             OTHER POOLED INVESTMENT VEHICLES

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                                                         Number of
                                                         Pooled
                        Total                            Investment
                        Number of                        Vehicles       Total Assets of
                        Pooled                           Managed        Pooled Investment
                        Investment   Total Assets of     with           Vehicles Managed
                        Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager       Managed      Vehicles Managed    based Fees     based Fees
-----------------------------------------------------------------------------------------


Christopher Marx           50        $ 1,495,000,000         None       None
Joseph G. Paul            237        $13,665,000,000           9        $365,000,000
John D. Phillips, Jr.      50        $ 1,495,000,000         None       None
Greg L. Powell            223        $11,978,000,000           6        $318,000,000


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                                      OTHER ACCOUNTS

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                                                         Number of
                        Total                            Other          Total Assets
                        Number of                        Accounts       of Other
                        Other         Total Assets       Managed with   Accounts with
                        Accounts      of Other           Performance-   Performance-
Portfolio Manager       Managed       Accounts Managed   based Fees     based Fees
-----------------------------------------------------------------------------------------


Christopher Marx         32,647       $18,376,000,000        5           $  166,000,000
Joseph G. Paul           33,024       $62,015,000,000       43           $4,732,000,000
John D. Phillips, Jr.    32,647       $18,376,000,000        5           $  166,000,000
Greg L. Powell           33,024       $62,015,000,000       43           $4,732,000,000




            SMALL/MID-CAP VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid-Cap Value Senior Investment Management Team. Mr. James W. MacGregor, Mr. Joseph G. Paul, and Mr. Andrew J. Weiner are the investment professionals(3) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

---------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 are set forth below:

                                                  DOLLAR RANGES OF EQUITY
                                                  SECURITIES IN THE FUND(4)
                                                  -------------------------

            James W. MacGregor(5)                  $50,001-$100,000
            Joseph G. Paul                               None
            Andrew J. Weiner                             None


--------
(4) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(5) For information presented as of the fiscal year ended November 30, 2010, with respect to Mr. MacGregor, if unvested shares awarded for calendar year 2010 and previous years under the Plan were included, the range would be $100,001 - $500,000.


            As of November 30, 2010, employees of the Adviser had approximately $7,740,979 invested in shares of the Fund and approximately $397,202,887 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


--------------------------------------------------------------------------------

                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                                                   Registered     of Registered
                     Total Number   Total Assets   Investment     Investment
                     of Registered  of Registered  Companies      Companies
                     Investment     Investment     Managed with   Managed with
                     Companies      Companies      Performance-   Performance-
Portfolio Manager    Managed        Managed        based Fees     based Fees
--------------------------------------------------------------------------------


James W. MacGregor     150          $27,689,000,000     3        $6,492,000,000
Joseph G. Paul         153          $27,863,000,000     3        $6,492,000,000
Andrew J. Weiner        60          $ 9,554,000,000     1        $3,768,000,000

--------------------------------------------------------------------------------------

                           OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------------
                                                      Number of
                                                      Pooled
                     Total                            Investment
                     Number of                        Vehicles       Total Assets of
                     Pooled                           Managed        Pooled Investment
                     Investment   Total Assets of     with           Vehicles Managed
                     Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager    Managed      Vehicles Managed    based Fees     based Fees
--------------------------------------------------------------------------------------


James W. MacGregor     223        $  1,978,000,000        6          $318,000,000
Joseph G. Paul         237        $ 13,665,000,000        9          $365,000,000
Andrew J. Weiner        50        $  1,495,000,000       None            None



------------------------------------------------------------------------------------

                                   OTHER ACCOUNTS

------------------------------------------------------------------------------------
                                                      Number of
                     Total                            Other          Total Assets
                     Number of                        Accounts       of Other
                     Other         Total Assets       Managed with   Accounts with
                     Accounts      of Other           Performance-   Performance-
Portfolio Manager    Managed       Accounts Managed   based Fees     based Fees
------------------------------------------------------------------------------------


James W. MacGregor   33,024        $62,015,000,000        43        $4,732,000,000
Joseph G. Paul       33,024        $62,015,000,000        43        $4,732,000,000
Andrew J. Weiner     32,647        $18,376,000,000         5        $  166,000,000




            INTERNATIONAL VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's International Value Senior Investment Management Team. Mr. Henry S. D'Auria, Ms. Sharon E. Fay, Mr. Eric J. Franco and Mr. Kevin F. Simms, are the investment professionals(6) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

--------
(6) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.



            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 are set forth below:

                                               DOLLAR RANGES OF EQUITY
                                               SECURITIES IN THE FUND(7)
                                               -------------------------

            Henry S. D'Auria                          None
            Sharon E. Fay(8)                          $10,001-$50,000
            Eric J. Franco(8)                         Over $1,000,000
            Kevin F. Simms(8)                         $100,001-$500,000


--------
(7) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(8) For information presented as of the fiscal year ended November 30, 2010, with respect to each of Ms. Fay, Mr. Franco and Mr. Simms, if unvested shares awarded for calendar year 2010 and previous years under the Plan were included, the range would be over $500,001-$1,000,000, $10,001-$50,000 and over $1 million, respectively.


            Overall, as of November 30, 2010, employees of the Adviser had approximately $18,827,743 invested in shares of the Fund and approximately $397,202,887 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


------------------------------------------------------------------------------------

                           REGISTERED INVESTMENT COMPANIES
                                (excluding the Fund)

------------------------------------------------------------------------------------
                                                      Number of      Total Assets
                                                      Registered     of Registered
                    Total Number    Total Assets      Investment     Investment
                    of Registered   of Registered     Companies      Companies
                    Investment      Investment        Managed with   Managed with
                    Companies       Companies         Performance-   Performance-
Portfolio Manager   Managed         Managed           based Fees     based Fees
------------------------------------------------------------------------------------


Henry S. D'Auria       162          $28,958,000,000        3          $6,492,000,000
Sharon E. Fay          209          $31,575,000,000        3          $6,492,000,000
Eric J. Franco          73          $12,837,000,000        1          $1,976,000,000
Kevin F. Simms         207          $31,032,000,000        3          $6,492,000,000


-------------------------------------------------------------------------------------

                           OTHER POOLED INVESTMENT VEHICLES

-------------------------------------------------------------------------------------
                                                     Number of
                                                     Pooled
                    Total                            Investment
                    Number of                        Vehicles       Total Assets of
                    Pooled                           Managed        Pooled Investment
                    Investment   Total Assets of     with           Vehicles Managed
                    Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager   Managed      Vehicles Managed    based Fees     based Fees
-------------------------------------------------------------------------------------


Henry S. D'Auria      246        $17,704,000,000        10        $1,184,000,000
Sharon E. Fay         362        $22,505,000,000        15        $1,491,000,000
Eric J. Franco        122        $ 5,877,000,000        None           None
Kevin F. Simms        338        $19,613,000,000        13        $12,232,000,000



----------------------------------------------------------------------------------

                                  OTHER ACCOUNTS

----------------------------------------------------------------------------------
                                                    Number of
                    Total                           Other          Total Assets
                    Number of                       Accounts       of Other
                    Other        Total Assets       Managed with   Accounts with
                    Accounts     of Other           Performance-   Performance-
Portfolio Manager   Managed      Accounts Managed   based Fees     based Fees
----------------------------------------------------------------------------------


Henry S. D'Auria    33,127        $78,104,000,000        62        $7,961,000,000
Sharon E. Fay       33,272        $86,303,000,000        80        $8,703,000,000
Eric J. Franco         136        $15,945,000,000         8        $1,110,000,000
Kevin F. Simms      33,131        $78,457,000,000        62        $7,961,000,000




            GLOBAL VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Value Senior Investment Management Team. Mr. Henry S. D'Auria, Ms. Sharon E. Fay, Mr. Eric J. Franco and Mr. Kevin F. Simms, are the investment professionals(9) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------
(9) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 are set forth below:

                                                DOLLAR RANGES OF EQUITY
                                                SECURITIES IN THE FUND(10)
                                                --------------------------

            Henry S. D'Auria(11)                      Over $1,000,000
            Sharon E. Fay(11)                         $100,001-$500,000
            Eric J. Franco                                None
            Kevin F. Simms(11)                        Over $1,000,000


--------
(10) The ranges presented above include vested shares awarded under the Adviser's Plan Compensation Plan (the "Plan").

(11) For information presented as of the fiscal year ended November 30, 2010, with respect to each of Ms. Fay, Mr. Simms and Mr. D'Auria, if unvested shares for calendar year 2010 and previous years under the Plan were included, the ranges would be $500,001 - $1,000,000, Over $1,000,000 and Over $1,000,000, respectively.


            As of November 30, 2010, employees of the Adviser had approximately $23,955,656 invested in shares of the Fund and approximately $397,202,887 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


--------------------------------------------------------------------------------

                              REGISTERED INVESTMENT COMPANIES
                                   (excluding the Fund)

--------------------------------------------------------------------------------
                                                  Number of      Total Assets
                    Total                         Registered     of Registered
                    Number of    Total Assets     Investment     Investment
                    Registered   of Registered    Companies      Companies
                    Investment   Investment       Managed with   Managed with
                    Companies    Companies        Performance-   Performance-
Portfolio Manager   Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Henry S. D'Auria      162        $31,506,000,000        3        $6,492,000,000
Sharon E. Fay         209        $34,123,000,000        3        $6,492,000,000
Eric J. Franco         73        $15,386,000,000        1        $1,976,000,000
Kevin F. Simms        207        $33,580,000,000        3        $6,492,000,000


-------------------------------------------------------------------------------------

                           OTHER POOLED INVESTMENT VEHICLES

-------------------------------------------------------------------------------------
                                                     Number of
                                                     Pooled
                    Total                            Investment
                    Number of                        Vehicles       Total Assets of
                    Pooled                           Managed        Pooled Investment
                    Investment   Total Assets of     with           Vehicles Managed
                    Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager   Managed      Vehicles Managed    based Fees     based Fees
-------------------------------------------------------------------------------------


Henry S. D'Auria      246        $17,704,000,000        10          $1,184,000,000
Sharon E. Fay         362        $22,505,000,000        15          $1,491,000,000
Eric J. Franco        122        $ 5,877,000,000        None              None
Kevin F. Simms        338        $19,613,000,000        13          $1,232,000,000



--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                  Number of
                   Total                          Other          Total Assets
                   Number of                      Accounts       of Other
                   Other       Total Assets       Managed with   Accounts with
                   Accounts    of Other           Performance-   Performance-
Portfolio Manager  Managed     Accounts Managed   based Fees     based Fees
--------------------------------------------------------------------------------


Henry S. D'Auria   33,127       $78,104,000,000        62        $7,961,000,000
Sharon E. Fay      33,272       $86,303,000,000        80        $8,703,000,000
Eric J. Franco        136       $15,945,000,000         8        $1,110,000,000
Kevin F. Simms     33,131       $78,457,000,000        62        $7,961,000,000

            GROWTH AND INCOME. Mr. Frank V. Caruso is the investment professional(12) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------
(12) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            As of the Fund's fiscal year ended October 31, 2010, Mr. Caruso did not own either directly or beneficially any of the Fund's securities.

            As of October 31, 2010, employees of the Adviser had approximately $3,947,501 invested in shares of the Fund and approximately $408,512,031 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2010.


-----------------------------------------------------------------------------------------------
                                REGISTERED INVESTMENT COMPANIES
                                      (excluding the Fund)
-----------------------------------------------------------------------------------------------
                                                Number of Registered     Total Assets of
Total Number of         Total Assets of         Investment Companies     Registered Investment
Registered Investment   Registered Investment   Managed with             Companies Managed with
Companies Managed       Companies Managed       Performance-based Fees   Performance-based Fees
-----------------------------------------------------------------------------------------------


      8                 $3,316,000,000                None                     None


--------------------------------------------------------------------------------

                           POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                        Number of Pooled      Total Assets of
                                        Investment Vehicles   Pooled Investment
Total Number of     Total Assets of     Managed with          Vehicles Managed
Pooled Investment   Pooled Investment   Performance-based     with Performance-
Vehicles Managed    Vehicles Managed    Fees                  based Fees
--------------------------------------------------------------------------------


    3                14                    None               None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                      Number of Other      Total Assets of
Total Number       Total Assets       Accounts Managed     Other Accounts
of Other           of Other           with Performance-    with Performance-
Accounts Managed   Accounts Managed   based Fees           based Fees
--------------------------------------------------------------------------------


  2                $3,574,000,000        2                 $2,410,000,000

            CORE OPPORTUNITIES. Mr. Frank V. Caruso is the investment professional(13) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses. As of the Fund's fiscal year ended November 30, 2010, Mr. Caruso did not own either directly or beneficially any of the Fund's securities.


--------
(13) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            As of November 30, 2010, employees of the Adviser had approximately $12,190,241 invested in Share of the Fund and approximately $397,202,887 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


-----------------------------------------------------------------------------------------------
                                REGISTERED INVESTMENT COMPANIES
                                      (excluding the Fund)
-----------------------------------------------------------------------------------------------
                                                Number of Registered     Total Assets of
Total Number of         Total Assets of         Investment Companies     Registered Investment
Registered Investment   Registered Investment   Managed with             Companies Managed with
Companies Managed       Companies Managed       Performance-based Fees   Performance-based Fees
-----------------------------------------------------------------------------------------------


     6                  $4,461,000,000               None                       None



--------------------------------------------------------------------------------

                           POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------


                                        Number of Pooled      Total Assets of
                                        Investment Vehicles   Pooled Investment
Total Number of     Total Assets of     Managed with          Vehicles Managed
Pooled Investment   Pooled Investment   Performance-based     with Performance-
Vehicles Managed    Vehicles Managed    Fees                  based Fees
--------------------------------------------------------------------------------
     2              $11,000,000               None                  None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS


--------------------------------------------------------------------------------
                                      Number of Other      Total Assets of
Total Number       Total Assets       Accounts Managed     Other Accounts
of Other           of Other           with Performance-    with Performance-
Accounts Managed   Accounts Managed   based Fees           based Fees
--------------------------------------------------------------------------------
     2             $3,649,000,000           2                    $2,913,000,000

            BALANCED SHARES. The management of and investment decisions for Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the U.S. Investment Grade Core Fixed-Income Team. Each Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


            While the members of the Balanced Shares Investment Team work jointly to determine the Fund's investment strategy, as of April 1, 2007, Mr. Frank Caruso, CFA, who is the CIO of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio. The debt component of the Fund is managed by the U.S. Investment Grade Core Fixed-Income Team. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 is set forth below:

                                                 DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN THE FUND
                                                 ----------------------

Frank V. Caruso                                           None
Paul J. DeNoon(14)                                        None
Shawn E. Keegan                                           None
Alison M. Martier                                         None
Douglas J. Peebles                                        None
Greg J. Wilensky                                          None


--------
(14) Mr. DeNoon became jointly and primarily responsible for the Fund's debt component as of January 2009.


            As of November 30, 2010, employees of the Adviser had approximately $397,202,887 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


--------------------------------------------------------------------------------

                              REGISTERED INVESTMENT COMPANIES
                                   (excluding the Fund)

--------------------------------------------------------------------------------
                                                  Number of      Total Assets
                    Total                         Registered     of Registered
                    Number of    Total Assets     Investment     Investment
                    Registered   of Registered    Companies      Companies
                    Investment   Investment       Managed with   Managed with
                    Companies    Companies        Performance-   Performance-
Portfolio Manager   Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Frank V. Caruso         6        $ 4,167,000,000       None           None
Paul J. DeNoon         89        $22,695,000,000        1          54,000,000
Shawn E. Keegan        46        $10,152,000,000       None           None
Alison M. Martier      45        $ 9,905,000,000       None           None
Douglas J. Peebles    121        $25,626,000,000        1          54,000,000
Greg J. Wilensky      107        $13,084,000,000        1          54,000,000


--------------------------------------------------------------------------------------

                              POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------------
                                                      Number of
                                                      Pooled
                     Total                            Investment
                     Number of                        Vehicles       Total Assets of
                     Pooled                           Managed        Pooled Investment
                     Investment   Total Assets of     with           Vehicles Managed
                     Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager    Managed      Vehicles Managed    based Fees     based Fees
--------------------------------------------------------------------------------------


Frank V. Caruso          2        $    11,000,000        None        $   None
Paul J. DeNoon         102        $31,579,000,000         5          $361,000,000
Shawn E. Keegan         50        $ 4,689,000,000        None        $   None
Alison M. Martier       42        $   249,000,000        None        $   None
Douglas J. Peebles     150        $44,378,000,000         5          $361,000,000
Greg J. Wilensky        87        $ 2,962,000,000         5          $361,000,000



--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                  Number of
                   Total                          Other          Total Assets
                   Number of                      Accounts       of Other
                   Other       Total Assets       Managed with   Accounts with
                   Accounts    of Other           Performance-   Performance-
Portfolio Manager  Managed     Accounts Managed   based Fees     based Fees
--------------------------------------------------------------------------------


Frank V. Caruso       22       $ 3,649,000,000         2         $2,913,000,000
Paul J. DeNoon       233       $33,918,000,000         6         $2,758,000,000
Shawn E. Keegan      183       $54,217,000,000         3         $2,169,000,000
Alison M. Martier     80       $ 6,655,000,000         1         $  131,000,000
Douglas J. Peebles   406       $88,386,000,000         9         $5,090,000,000
Greg J. Wilensky     180       $11,506,000,000         2         $  819,000,000

            EQUITY INCOME. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Equity Senior Investment Management Team. Mr. Christopher W. Marx, Mr. Joseph G. Paul, Mr. John D. Phillips, Jr. and Mr. Greg L. Powell are the investment professionals(15) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------
(15) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 is set forth below:

                                           DOLLAR RANGE OF EQUITY
                                           SECURITIES IN THE FUND
                                           ----------------------

            Christopher W. Marx                    None
            Joseph G. Paul                         None
            John D. Phillips, Jr.                  None
            Greg L. Powell                         None





            As of November 30, 2010, employees of the Adviser had approximately $397,202,887 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


------------------------------------------------------------------------------------------



                              REGISTERED INVESTMENT COMPANIES
                                   (excluding the Fund)

------------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                        Total                              Registered     of Registered
                        Number of       Total Assets       Investment     Investment
                        Registered      of Registered      Companies      Companies
                        Investment      Investment         Managed with   Managed with
                        Companies       Companies          Performance-   Performance-
Portfolio Manager       Managed         Managed            based Fees     based Fees
------------------------------------------------------------------------------------------
Christopher W. Marx        61           $10,880,000,000         1         3,768,000,000
Joseph G. Paul            153           $29,019,000,000         3         6,492,000,000
John D. Phillips, Jr.      61           $10,880,000,000         1         3,768,000,000
Greg L. Powell            151           $29,015,000,000         3         6,492,000,000



-----------------------------------------------------------------------------------------



                                POOLED INVESTMENT VEHICLES

-----------------------------------------------------------------------------------------
                                                         Number of
                                                         Pooled
                        Total                            Investment
                        Number of                        Vehicles       Total Assets of
                        Pooled                           Managed        Pooled Investment
                        Investment   Total Assets of     with           Vehicles Managed
                        Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager       Managed      Vehicles Managed    based Fees     based Fees
-----------------------------------------------------------------------------------------
Christopher W. Marx        50          $ 1,495,000,000    None                None
Joseph G. Paul            237          $13,665,000,000     9               365,000,000
John D. Phillips, Jr.      50          $ 1,495,000,000    None                None
Greg L. Powell            223          $11,978,000,000     6               318,000,000


-----------------------------------------------------------------------------------------



                                      OTHER ACCOUNTS

-----------------------------------------------------------------------------------------
                                                            Number of
                        Total                               Other          Total Assets
                        Number of                           Accounts       of Other
                        Other            Total Assets       Managed with   Accounts with
                        Accounts         of Other           Performance-   Performance-
Portfolio Manager       Managed          Accounts Managed   based Fees     based Fees
--------------------------------------------------------------------------------------------
Christopher W. Marx     32,647           $18,376,000,000        5            166,000,000
Joseph G. Paul          33,024           $62,015,000,000       43          4,732,000,000
John D. Phillips, Jr.   32,647           $18,376,000,000        5            166,000,000
Greg L. Powell          33,024           $62,015,000,000       43          4,732,000,000




            GLOBAL REAL ESTATE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global REIT Senior Investment Management Team. Ms. Teresa Marziano, Mr. Prashant Tewari and Ms. Diane Won are the investment professionals(16) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


--------
(16) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2010 is set forth below:

                                               DOLLAR RANGE OF EQUITY
                                               SECURITIES IN THE FUND
                                               ----------------------

            Teresa Marziano                            None
            Prashant Tewari                            None
            Diane Won                                  None

            As of November 30, 2010, employees of the Adviser had approximately $397,202,887 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2010.


--------------------------------------------------------------------------------

                              REGISTERED INVESTMENT COMPANIES
                                   (excluding the Fund)

--------------------------------------------------------------------------------
                                                  Number of      Total Assets
                    Total                         Registered     of Registered
                    Number of    Total Assets     Investment     Investment
                    Registered   of Registered    Companies      Companies
                    Investment   Investment       Managed with   Managed with
                    Companies    Companies        Performance-   Performance-
Portfolio Manager   Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------


Teresa Marziano     42            $1,938,000,000    None           None
Prashant Tewari     42            $1,938,000,000    None           None
Diane Won           42            $1,938,000,000    None           None



-----------------------------------------------------------------------------------------

                                POOLED INVESTMENT VEHICLES

-----------------------------------------------------------------------------------------
                                                         Number of
                                                         Pooled
                        Total                            Investment
                        Number of                        Vehicles       Total Assets of
                        Pooled                           Managed        Pooled Investment
                        Investment   Total Assets of     with           Vehicles Managed
                        Vehicles     Pooled Investment   Performance-   with Performance-
Portfolio Manager       Managed      Vehicles Managed    based Fees     based Fees
-----------------------------------------------------------------------------------------


Teresa Marziano           78         $222,000,000          None           None
Prashant Tewari           78         $222,000,000          None           None
Diane Won                 78         $222,000,000          None           None



--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                  Number of
                   Total                          Other          Total Assets
                   Number of                      Accounts       of Other
                   Other       Total Assets       Managed with   Accounts with
                   Accounts    of Other           Performance-   Performance-
Portfolio Manager  Managed     Accounts Managed   based Fees     based Fees
--------------------------------------------------------------------------------


Teresa Marziano      4         $353,000,000         None           None
Prashant Tewari      4         $353,000,000         None           None
Diane Won            4         $353,000,000         None           None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.


            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional who manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


            Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.


            To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------


            The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


            (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

            (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


            (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser's publicly traded equity securities. Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


            (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan:
The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.


            (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.


Board of Directors Information
------------------------------


            The business and affairs of each Fund are managed under the direction of the Boards, which are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.





                                                                                        Other Public
                                                                    Portfolios in       Company
Name, Address,*                  Principal Occupation(s)            Fund Complex        Directorships Held
Age and                          During Past Five                   Overseen            by Director in the
(Year First Elected**)           Years or Longer                    by Director         Past Five Years
----------------------           ---------------                    -----------         ---------------
Independent Directors
---------------------

Chairman of the Board            Investment Adviser and an                  97                   None
William H. Foulk, Jr., #, ##     Independent Consultant since
78                               prior to 2006.  Previously, he
(1992 - Balanced Shares)         was Senior Manager of Barrett
(1993 - Equity Income)           Associates, Inc., a registered
(1996 - Global Real Estate)      investment adviser.  He was
(1998 - Growth and Income)       formerly Deputy Comptroller and
(1999 - Core Opportunities)      Chief Investment Officer of the
(2001 - Value Fund, Small/Mid    State of New York and, prior
Cap Value, International Value,  thereto, Chief Investment Officer
Global Value)                    of the New York Bank for Savings.
                                 He has served as a director or
                                 trustee of various
                                 AllianceBernstein Funds since
                                 1983 and has been Chairman of the
                                 AllianceBernstein Funds and of
                                 the Independent Directors
                                 Committee of such Funds since
                                 2003.

John H. Dobkin, #                Independent Consultant since               96                   None
69                               prior to 2006.  Formerly,
(1992 - Balanced Shares)         President of Save Venice, Inc.
(1993 - Equity Income)           (preservation organization) from
(1996 - Global Real Estate)      2001-2002; Senior Advisor from
(1998 - Growth and Income)       June 1999-June 2000 and President
(1999 - Core Opportunities)      of Historic Hudson Valley
(2001 - Value Fund, Small/Mid    (historic preservation) from
Cap Value, International Value,  December 1989-May 1999.
Global Value)                    Previously, Director of the
                                 National Academy of Design. He
                                 has served as a director or
                                 trustee of various
                                 AllianceBernstein Funds since
                                 1992.

Michael J. Downey, #             Private Investor since prior to            96          Asia Pacific Fund, Inc.,
67                               2006.  Formerly, managing partner                      and The Merger Fund
2005 - All Funds                 of Lexington Capital, LLC                              since prior to 2006, and
                                 (investment advisory firm) from                        Prospect Acquisition
                                 December 1997 until December                           Corp. (financial
                                 2003.  From 1987 until 1993,                           services) from 2007
                                 Chairman and CEO of Prudential                         until 2009
                                 Mutual Fund Management, director
                                 of the Prudential Mutual Funds,
                                 and member of the Executive
                                 Committee of Prudential
                                 Securities Inc.  He has served as
                                 a director or trustee of the
                                 AllianceBernstein Funds since
                                 2005.

D. James Guzy, #                 Chairman of the Board of PLX               96          Cirrus Logic
74                               Technology (semi-conductors) and                       Corporation
2005 - All Funds                 of SRC Computers Inc., with which                      (semi-conductors) and
                                 he has been associated since                           PLX Technology, Inc.
                                 prior to 2006. He was a Director                       (semi-conductors) since
                                 of Intel Corporation                                   prior to 2006 and Intel
                                 (semi-conductors) from 1969 until                      Corporation
                                 2008, and served as Chairman of                        (semi-conductors) since
                                 the Finance Committee of such                          prior to 2006 until
                                 company for several years until                        2008
                                 May 2008.  He has served as a
                                 director or trustee of one or
                                 more of the AllianceBernstein
                                 Funds since 1982.

Nancy P. Jacklin, #              Professorial Lecturer at the               96                   None
62                               Johns Hopkins School of Advanced
2006 - All Funds                 International Studies since 2008.
                                 Formerly, U.S. Executive Director
                                 of the International Monetary
                                 Fund (December 2002-May 2006);
                                 Partner, Clifford Chance
                                 (1992-2002); Sector Counsel,
                                 International Banking and
                                 Finance, and Associate General
                                 Counsel, Citicorp (1985-1992);
                                 Assistant General Counsel
                                 (International), Federal Reserve
                                 Board of Governors (1982-1985);
                                 and Attorney Advisor, U.S.
                                 Department of the Treasury
                                 (1973-1982).  Member of the Bar
                                 of the District of Columbia and
                                 New York; and member of the
                                 Council on Foreign Relations.
                                 She has served as a director or
                                 trustee of the AllianceBernstein
                                 Funds since 2006.

Garry L. Moody, #                Independent Consultant. Formerly,          96                   None
58                               Partner, Deloitte & Touche LLP,
2008 - All Funds                 (1995-2008) where he held a
                                 number of senior positions,
                                 including Vice Chairman, and U.S.
                                 and Global Investment Management
                                 Practice Managing Partner;
                                 President, Fidelity Accounting
                                 and Custody Services Company
                                 (1993-1995); and Partner, Ernst &
                                 Young LLP (1975-1993), where he
                                 served as the National Director
                                 of Mutual Fund Tax Services.  He
                                 has served as a director or
                                 trustee, and as Chairman of the
                                 Audit Committee, of most of the
                                 AllianceBernstein Funds since
                                 2008.

Marshall C. Turner, Jr., #       Private Investor since prior to            96          Xilinx, Inc.
69                               2006. Interim CEO of MEMC                              (programmable logic
2005 - All Funds                 Electronic Materials, Inc.                             semi-conductors) and
                                 (semi-conductor and solar cell                         MEMC Electronic
                                 substrates) from November 2008                         Materials, Inc.
                                 until March 2009.  He was                              (semi-conductor and
                                 Chairman and CEO of Dupont                             solar cell substrates)
                                 Photomasks, Inc. (components of                        since prior to 2006
                                 semi-conductor manufacturing),
                                 2003-2005, and President and CEO,
                                 2005-2006, after the company was
                                 acquired and renamed Toppan
                                 Photomasks, Inc. He has served as
                                 a director or trustee of one or
                                 more of the AllianceBernstein
                                 Funds since 1992.

Earl D. Weiner, #                Of Counsel, and Partner prior to           96                   None
71                               January 2007, of the law firm
2007 - All Funds                 Sullivan & Cromwell LLP and
                                 member of ABA Federal Regulation
                                 of Securities Committee Task
                                 Force to draft editions of the
                                 Fund Director's Guidebook. He has
                                 served as director or trustee of
                                 the AllianceBernstein Funds since
                                 2007 and is Chairman of the
                                 Governance and Nominating
                                 Committees of most of the Funds.

Interested Director
-------------------

Robert M. Keith, +               Senior Vice President of the               97                   None
1345 Avenue of the Americas      Adviser++ and head of
New York, NY 10105               AllianceBernstein Investments
50                               Inc. ("ABI")++ since July 2008;
2010 - All Funds                 Director of ABI and President of
                                 the AllianceBernstein Mutual
                                 Funds. Previously, he served as
                                 Executive Managing Director of
                                 ABI from December 2006 to June
                                 2008. Prior to joining ABI in
                                 2006, Executive Managing Director
                                 of Bernstein Global Wealth
                                 Management, and prior thereto,
                                 Senior Managing Director and
                                 Global Head of Client Service and
                                 Sales of the Adviser's
                                 institutional investment
                                 management business since 2004.
                                 Prior thereto, Managing Director
                                 and Head of North American Client
                                 Service and Sales in the
                                 Adviser's institutional
                                 investment management business,
                                 with which he has been associated
                                 since prior to 2004.


----------------


* The address for each of the Fund's Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Fair Value Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Funds due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Funds.



            The business and affairs of each Fund are managed under the direction of the Boards. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Directors is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Boards, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Boards, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Funds. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Boards believe that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Boards to operate effectively in governing the Fund and protecting the interests of stockholders. The Boards have concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Boards have taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Boards' conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds since 2007. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Boards and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with each Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Funds' charter and bylaws. The Boards typically meet in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Boards have established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Boards in fulfilling their oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Boards. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Boards' leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Boards' independent judgment in evaluating and managing the relationships. In addition, the Boards are required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Boards have charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. The Funds' investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Boards and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), each Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Funds' goals. As a result of the foregoing and other factors the Funds' ability to manage risk is subject to substantial limitations.

            The Boards have four standing committees - an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committees of the Boards met three times during each Fund's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of the Boards met four times during each Fund's most recently completed fiscal year.

            The Boards have adopted a charter for their Governance and Nominating Committee, which is available at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors U.S. then Investment Products/Mutual Funds). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Boards in carrying out their responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, stockholders and other appropriate sources.

            The Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Boards to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Boards. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills and experience will complement the background skills and experience of other nominees and will contribute to the diversity of the Board.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Boards did not meet during each Fund's most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Boards or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Boards met seven times during each Fund's most recently completed fiscal year.


            The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


VALUE FUND

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                   None                      Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.      $10,001-$50,000                 Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody                   None                      Over $100,000
Marshall C. Turner, Jr.          None                      Over $100,000
Earl D. Weiner             $10,001-$50,000                 Over $100,000

* Mr. Keith was elected as a Trustee of the Trust effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

SMALL/MID CAP VALUE

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin             $10,001-$50,000                 Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.      $10,001-$50,000                 Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody             $10,001-$50,000                 Over $100,000
Marshall C. Turner, Jr.     Over $100,000                  Over $100,000
Earl D. Weiner                $1-$10,000                   Over $100,000

* Mr. Keith was elected as a Trustee of the Trust effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

INTERNATIONAL VALUE

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin             $10,001-$50,000                 Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.         $1-$10,000                   Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody                   None                      Over $100,000
Marshall C. Turner, Jr.          None                      Over $100,000
Earl D. Weiner                   None                      Over $100,000

* Mr. Keith was elected as a Trustee of the Trust effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

GLOBAL VALUE

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                   None                      Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.            None                      Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody                   None                      Over $100,000
Marshall C. Turner, Jr.          None                      Over $100,000
Earl D. Weiner                   None                      Over $100,000

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

GROWTH AND INCOME

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                   None                      Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.            None                      Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody                   None                      Over $100,000
Marshall C. Turner, Jr.          None                      Over $100,000
Earl D. Weiner                   None                      Over $100,000

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

CORE OPPORTUNITIES

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                   None                      Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.            None                      Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody                   None                      Over $100,000
Marshall C. Turner, Jr.          None                      Over $100,000
Earl D. Weiner                   None                      Over $100,000

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

BALANCED SHARES

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                   None                      Over $100,000
Michael J. Downey                None                      Over $100,000
William H. Foulk, Jr.            None                      Over $100,000
D. James Guzy                    None                      Over $100,000
Nancy P. Jacklin                 None                      Over $100,000
Robert M. Keith*                 None                           None
Garry L. Moody                   None                      Over $100,000
Marshall C. Turner, Jr.          None                      Over $100,000
Earl D. Weiner                   None                      Over $100,000

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

EQUITY INCOME

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                    None                     Over $100,000
Michael J. Downey                 None                     Over $100,000
William H. Foulk, Jr.             None                     Over $100,000
D. James Guzy                     None                     Over $100,000
Nancy P. Jacklin                  None                     Over $100,000
Robert M. Keith*                  None                          None
Garry L. Moody              $10,001-$50,000                Over $100,000
Marshall C. Turner, Jr.     $10,001-$50,000                Over $100,000
Earl D. Weiner                    None                     Over $100,000

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.

GLOBAL REAL ESTATE

                                                         AGGREGATE DOLLAR RANGE
                           DOLLAR RANGE OF               OF EQUITY SECURITIES IN
                           EQUITY SECURITIES IN THE      THE ALLIANCEBERNSTEIN
                           FUND AS OF                    FUND COMPLEX AS OF
NAME OF DIRECTOR           DECEMBER 31, 2010             DECEMBER 31, 2010
----------------           -----------------             -----------------
John H. Dobkin                   None                       Over $100,000
Michael J. Downey                None                       Over $100,000
William H. Foulk, Jr.            None                       Over $100,000
D. James Guzy                    None                       Over $100,000
Nancy P. Jacklin                 None                       Over $100,000
Robert M. Keith*                 None                            None
Garry L. Moody             $10,001-$50,000                  Over $100,000
Marshall C. Turner, Jr.          None                       Over $100,000
Earl D. Weiner                   None                       Over $100,000

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010. For information presented as of December 31, 2010, with respect to Mr. Keith, unvested interests in certain deferred compensation plans including the Partners Compensation Plan, are not included.


Officer Information
-------------------

Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS,*          POSITION(S) HELD            PRINCIPAL OCCUPATION
AND AGE                  WITH FUND                   DURING PAST 5 YEARS
--------                 ----------                  -------------------

All Funds
---------


Robert M. Keith,         President and Chief         See above.
50                       Executive Officer

Philip L Kirstein,       Senior Vice President and   Senior Vice President and
65                       Independent Compliance      Independent Compliance
                         Officer                     Officer of the
                                                     AllianceBernstein Funds,
                                                     with which he has been
                                                     associated since October
                                                     2004. Prior thereto, he was
                                                     Of Counsel to Kirkpatrick &
                                                     Lockhart, LLP. from October
                                                     2003 to October 2004, and
                                                     General Counsel of Merrill
                                                     Lynch Investment Managers,
                                                     L.P. since prior to March
                                                     2003.

Emilie D. Wrapp,         Secretary                   Senior Vice President,
55                                                   Assistant General Counsel
                                                     and Assistant Secretary of
                                                     ABI,** with which she has
                                                     been associated since prior
                                                     to 2006.

Joseph J. Mantineo,      Treasurer and Chief         Senior Vice President of
51                       Financial Officer           ABIS,** with which he has
                                                     been associated since prior
                                                     to 2006.

Phyllis J. Clarke,       Controller                  Vice President of ABIS,**
50                                                   with which she has been
                                                     associated since prior to
                                                     2006.

Value Fund
Small/Mid Cap Value
International Value
Global Value
------------

Henry S. D'Auria,        Vice President              Senior Vice President of
49                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Sharon E. Fay,           Senior Vice President       Senior Vice President of
50                                                   the Adviser,** and Chief
                                                     Investment Officer of
                                                     Global Value Equities since
                                                     June 2003. Until January
                                                     2006, she was Co-Chief
                                                     Investment Officer of U.K.
                                                     and European Value Equities
                                                     at the Adviser since prior
                                                     to 2006.

Eric J. Franco,          Vice President              Senior Vice President of
50                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

James W. MacGregor,      Vice President              Senior Vice President of
43                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Christopher Marx,        Vice President              Senior Vice President of
43                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Joseph G. Paul,          Senior Vice President       Senior Vice President of
51                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Greg L. Powell,          Vice President              Senior Vice President of
52                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

John Phillips,           Vice President              Senior Vice President of
63                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Kevin F. Simms,          Senior Vice President       Senior Vice President of
44                                                   the Adviser,** with which
                                                     he has been associated
                                                     since prior to 2006.

Andrew Weiner,           Vice President              Senior Vice President of
42                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Growth and Income
Core Opportunities
------------------

Frank V. Caruso,         Senior Vice President       Senior Vice President of
54                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Balanced Shares
---------------

Frank V. Caruso,         Vice President              See above.
54

Paul J. DeNoon,          Vice President              Senior Vice President of
48                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Vincent Dupont,          Vice President              Senior Vice President of
48                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Shawn E. Keegan,         Vice President              Vice President of the
39                                                   Adviser**, with which he
                                                     has been associated since
                                                     prior to 2006.

Alison M. Martier,       Vice President              Senior Vice President of
54                                                   the Adviser**, with which
                                                     she has been associated
                                                     since prior to 2006.

Douglas J. Peebles,      Vice President              Senior Vice President of
45                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Greg J. Wilensky,        Vice President              Senior Vice President of
43                                                   the Adviser**, with which
                                                     he has been associated
                                                     since prior to 2006.

Equity Income
-------------

Christopher W. Marx,     Vice President              See above.
43

Joseph G. Paul,          Vice President              See above.
51

John D. Phillips, Jr.,   Vice President              See above.
63

Greg L. Powell,          Vice President              See above.
52

Global Real Estate
------------------

Teresa Marziano,         Senior Vice President       Senior Vice President of
56                                                   the Adviser,** with which
                                                     she has been associated
                                                     since prior to 2006.

Prashant Tewari,         Vice President              Vice President of the
39                                                   Adviser,** with which he
                                                     has been associated since
                                                     prior to 2006.

Diane Won,               Senior Vice President       Senior Vice President of
39                                                   the Adviser,** with which
                                                     she has been associated
                                                     since June 2005. Prior
                                                     thereto, she was a senior
                                                     case leader at Monitor
                                                     Group since prior to 2006.


--------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.


**    The Adviser, ABI and ABIS are affiliates of each Fund.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to the Directors by each Fund for the fiscal year ended October 31, 2010 or November 30, 2010, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2010 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors or Trustees serves as a director or trustee are set forth below. Neither the Funds nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.



VALUE FUND

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



SMALL/MID CAP VALUE

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



INTERNATIONAL VALUE

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



GLOBAL VALUE

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



GROWTH AND INCOME

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          October          Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



CORE OPPORTUNITIES

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



BALANCED SHARES

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



EQUITY INCOME

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.



GLOBAL REAL ESTATE

                                                                                     Total Number of
                                                               Total Number of       Investment
                                                               Investment            Portfolios
                                           Total               Companies in the      within the
                          Aggregate        Compensation        AllianceBernstein     AllianceBernstein
                          Compensation     from the            Fund Complex,         Fund Complex,
                          from the Fund    AllianceBernstein   Including the Fund,   Including the Fund,
                          for the Fiscal   Fund                as to which the       as to which the
                          Year Ended       Complex,            Director is a         Director is a
                          November         Including           Director              Director or
Name of Director          30, 2010         the Fund            or Trustee            Trustee
----------------          --------         --------            ----------            --------
John H. Dobkin            $5,664           $236,900                     33                    96
Michael J. Downey         $5,664           $236,900                     33                    96
William H. Foulk, Jr.     $10,647          $482,300                     34                    97
D. James Guzy             $5,664           $236,900                     33                    96
Nancy P. Jacklin          $5,664           $236,900                     33                    96
Robert M. Keith*          $0               $0                           34                    97
Garry L. Moody            $6,484           $264,900                     33                    96
Marshall C. Turner, Jr.   $5,664           $236,900                     33                    96
Earl D. Weiner            $6,093           $254,900                     33                    96

* Mr. Keith was elected as a Director of the Fund effective December 16, 2010.

            As of February 4, 2011, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


            The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------


            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively, the "Plans").

            In approving the Plan, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently the Directors approved the continuance of the Plans for an additional annual term at their meetings held on May 4-6, 2010.

            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph; and the Plans may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Plans without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. A Plan may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or
(b) by ABI. To terminate the Plans, any party must give the other parties 60 days' written notice; to terminate the Plans only, a Fund is not required to give prior notice to ABI. The Plans will terminate automatically in the event of their assignment. The Plans are of a type known as a "reimbursement plan", which means that they reimburse the distributor of the actual costs of services rendered.

            In the event that the Plans are terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to ABI with respect to that class and (ii) that Fund would not be obligated to pay ABI for any amounts expended under the Plans not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            During Value Fund's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $259,680, which constituted ..30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $34,998. Of the $294,678 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $0 was spent on advertising, $160 on the printing and mailing of prospectuses for persons other than current shareholders, $263,948 for compensation to broker-dealers and other financial intermediaries (including, $16,300 to ABI), $9,111 for compensation to sales personnel, and $21,459 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Value Fund's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $44,284 (net of $103,328, which was waived by the distributor), which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $44,284 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $38 on the printing and mailing of prospectuses for persons other than current shareholders, $38,162 for compensation to broker-dealers and other financial intermediaries (including, $741 to ABI), $422 for compensation to sales personnel, $977 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $4,685 was used to offset the distribution services fees paid in prior years.

            During Value Fund's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $254,772, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $4,207. Of the $258,979 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $2 was spent on advertising, $32 on the printing and mailing of prospectuses for persons other than current shareholders, $254,845 for compensation to broker-dealers and other financial intermediaries (including, $2,145 to ABI), $1,234 for compensation to sales personnel, $2,866 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Value Fund's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $16,834, which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $8,284. Of the $25,118 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $20,618 for compensation to broker-dealers and other financial intermediaries (including, $2,281 to ABI), $1,500 for compensation to sales personnel, and $3,000 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Value Fund's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $13,586, which constituted ..25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $7,337. Of the $20,923 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $2 was spent on advertising, $2 on the printing and mailing of prospectuses for persons other than current shareholders, $17,371 for compensation to broker-dealers and other financial intermediaries (including, $1,877 to ABI), $1,121 for compensation to sales personnel, and $2,427 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Small/Mid Cap Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,517,383, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $896,152. Of the $2,413,535 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $94 was spent on advertising, $1,059 on the printing and mailing of prospectuses for persons other than current shareholders, $1,782,398 for compensation to broker-dealers and other financial intermediaries (including, $173,274 to ABI), $401,613 for compensation to sales personnel, and $228,371 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Small/Mid Cap Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $133,167 (net of $469,490, which was waived by the Distributor), which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $27,518. Of the $160,685 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $99 on the printing and mailing of prospectuses for persons other than current shareholders, $158,682 for compensation to broker-dealers and other financial intermediaries (including, $666 to ABI), $1,040 for compensation to sales personnel, and $864 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Small/Mid Cap Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,326,817, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $156,538. Of the $1,483,355 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $5 was spent on advertising, $173 on the printing and mailing of prospectuses for persons other than current shareholders, $1,410,591 for compensation to broker-dealers and other financial intermediaries (including, $21,279 to ABI), $44,787 for compensation to sales personnel, and $27,799 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Small/Mid Cap Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $361,505, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $170,844. Of the $532,349 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $7 was spent on advertising, $175 on the printing and mailing of prospectuses for persons other than current shareholders, $418,683 for compensation to broker-dealers and other financial intermediaries (including, $34,347 to ABI), $68,982 for compensation to sales personnel, and $44,502 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Small/Mid Cap Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $83,776, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $73,616. Of the $157,392 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $8 was spent on advertising, $53 on the printing and mailing of prospectuses for persons other than current shareholders, $108,957 for compensation to broker-dealers and other financial intermediaries (including, $12,950 to ABI), $31,218 for compensation to sales personnel, and $17,156 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During International Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $4,016,000, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $729,040. Of the $4,745,040 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $0 was spent on advertising, $1,839 on the printing and mailing of prospectuses for persons other than current shareholders, $4,015,643 for compensation to broker-dealers and other financial intermediaries (including, $321,209 to ABI), $307,258 for compensation to sales personnel, and $420,300 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During International Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $701,055, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $701,055 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $125 on the printing and mailing of prospectuses for persons other than current shareholders, $113,360 for compensation to broker-dealers and other financial intermediaries (including, $1,327 to ABI), $1,130 for compensation to sales personnel, $1,744 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $584,696 was used to offset the distribution services fees paid in prior years.

            During International Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $2,912,777, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $50,299. Of the $2,963,076 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $298 on the printing and mailing of prospectuses for persons other than current shareholders, $2,907,023 for compensation to broker-dealers and other financial intermediaries (including, $24,361 to ABI), $23,722 for compensation to sales personnel, $32,033 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During International Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $438,670, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $163,125. Of the $601,795 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $504,019 for compensation to broker-dealers and other financial intermediaries (including, $45,471 to ABI), $38,403 for compensation to sales personnel, and $59,373 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During International Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $373,224, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $161,718. Of the $534,942 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $212 on the printing and mailing of prospectuses for persons other than current shareholders, $437,413 for compensation to broker-dealers and other financial intermediaries (including, $39,702 to ABI), $46,373 for compensation to sales personnel, and $50,944 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Global Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $107,081, which constituted ..30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $151,470. Of the $258,551 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $20 was spent on advertising, $483 on the printing and mailing of prospectuses for persons other than current shareholders, $181,051 for compensation to broker-dealers and other financial intermediaries (including, $54,255 to ABI), $6,753 for compensation to sales personnel, and $70,244 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Global Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $44,972, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period. Of the $8,754 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $1 was spent on advertising, $13 on the printing and mailing of prospectuses for persons other than current shareholders, $7,125 for compensation to broker-dealers and other financial intermediaries (including, $1,130 to ABI), $165 for compensation to sales personnel, $1,451 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B financing and $36,218 may be used to offset the distribution services fees paid in future years.

            During Global Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $71,018, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $11,815. Of the $82,833 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $2 was spent on advertising, $9 on the printing and mailing of prospectuses for persons other than current shareholders, $76,166 for compensation to broker-dealers and other financial intermediaries (including, $4,400 to ABI), $745 for compensation to sales personnel, $5,911 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class C financing.

            During Global Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $12,177, which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $17,479. Of the $29,656 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $0 was spent on advertising, $13 on the printing and mailing of prospectuses for persons other than current shareholders, $21,594 for compensation to financial intermediaries (including $5,763 to ABI), $527 for compensation to sales personnel, $7,522 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R shares financing.

            During Global Value's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $3,891, which constituted ..25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $8,393. Of the $12,284 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $14 on the printing and mailing of prospectuses for persons other than current shareholders, $8,387 for compensation to broker-dealers and other financial intermediaries (including, $2,765 to ABI), $360 for compensation to sales personnel, $2,806 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.

            During Growth and Income's fiscal year ended October 31, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $3,330,386, which constituted ..28% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $784,575. Of the $4,114,961 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $0 was spent on advertising, $3,024 on the printing and mailing of prospectuses for persons other than current shareholders, $3,550,068 for compensation to broker-dealers and other financial intermediaries (including $375,494 to ABI), $67,425 for compensation to sales personnel, $494,444 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class A shares financing.

            During Growth and Income's fiscal year ended October 31, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,289,791, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $474,481 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $371 on the printing and mailing of prospectuses for persons other than current shareholders, $429,366 for compensation to broker-dealers and other financial intermediaries (including, $29,552 to ABI), $5,790 for compensation to sales personnel, $38,954 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $815,310 was used to offset the distribution services fees paid in prior years.

            During Growth and Income's fiscal year ended October 31, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,976,187, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $54,040. Of the $2,030,227 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $316 on the printing and mailing of prospectuses for persons other than current shareholders, $1,996,165 for compensation to broker-dealers and other financial intermediaries (including, $23,901 to ABI), $3,937 for compensation to sales personnel, $28,809 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $0 was spent on interest on Class C shares financing.

            During Growth and Income's fiscal year ended October 31, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $11,779 which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $21,189. Of the $32,968 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $2 was spent on advertising, $79 on the printing and mailing of prospectuses for persons other than current shareholders, $22,932 for compensation to broker-dealers and other financial intermediaries (including $7,275 to ABI), $563 for compensation to sales personnel, $9,392 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R shares financing.

            During Growth and Income's fiscal year ended October 31, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $10,143, which constituted ..25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $13,020. Of the $23,163 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $2 was spent on advertising, $17 on the printing and mailing of prospectuses for persons other than current shareholders, $17,087 for compensation to broker-dealers and other financial intermediaries (including, $3,985 to ABI), $722 for compensation to sales personnel, $5,335 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.

            During Core Opportunities' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $209,101, which constituted ..30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $325,537. Of the $534,638 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $22 was spent on advertising, $329 on the printing and mailing of prospectuses for persons other than current shareholders, $376,640 for compensation to broker-dealers and other financial intermediaries (including, $113,682 to ABI,) $9,826 for compensation to sales personnel, and $147,821 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Core Opportunities' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $80,289 (net of $120,433, which was waived by the distributor), which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $80,289 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $65 on the printing and mailing of prospectuses for persons other than current shareholders, $60,970 for compensation to broker-dealers and other financial intermediaries (including, $4,864 to ABI), $375 for compensation to sales personnel, $6,157 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $12,722 was used to offset the distribution services fees paid in prior years.

            During Core Opportunities' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $186,805, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $56,149. Of the $242,954 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $10 was spent on advertising, $181 on the printing and mailing of prospectuses for persons other than current shareholders, $217,641 for compensation to broker-dealers and other financial intermediaries (including, $18,677 to ABI), $1,331 for compensation to sales personnel, $23,791was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

            During Core Opportunities' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $1,932 which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $15,642. Of the $17,574 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $8 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $10,008 for compensation to broker-dealers and other financial intermediaries (including $4,502 to ABI), $862 for compensation to sales personnel, and $6,696 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Core Opportunities' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $936, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,054. Of the $3,990 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $2,732 for compensation to broker-dealers and other financial intermediaries (including, $987 to ABI), $32 for compensation to sales personnel, and $1,226 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Balanced Shares' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,270,367, which constituted ..29% annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $544,904. Of the $1,815,271 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $63 was spent on advertising, $1,044 on the printing and mailing of prospectuses for persons other than current shareholders, $1,495,098 for compensation to broker-dealers and other financial intermediaries (including, $201,616 to ABI), $56,610 for compensation to sales personnel, and $262,456 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Balanced Shares' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $977,393, which constituted 1.00% annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $293,948 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $146 on the printing and mailing of prospectuses for persons other than current shareholders, $282,768 for compensation to broker-dealers and other financial intermediaries (including, $7,215 to ABI), $1,796 for compensation to sales personnel, $9,238 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $683,445 was used to offset the distribution services fees paid in prior years.

            During Balanced Shares' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $792,112, which constituted 1.00% annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $45,357. Of the $837,469 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $97 on the printing and mailing of prospectuses for persons other than current shareholders, $812,368 for compensation to broker-dealers and other financial intermediaries (including, $16,340 to ABI), $4,175 for compensation to sales personnel, $20,829 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

            During Balanced Shares' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $32,390, which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $27,117. Of the $59,507 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $2 was spent on advertising, $11 on the printing and mailing of prospectuses for persons other than current shareholders, $46,175 for compensation to broker-dealers and other financial intermediaries (including $8,567 to ABI), $2,330 for compensation to sales personnel, and $10,989 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Balanced Shares' fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $8,645, which constituted ..25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $15,133. Of the $23,778 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $0 was spent on advertising, $17 on the printing and mailing of prospectuses for persons other than current shareholders, $16,498 for compensation to broker-dealers and other financial intermediaries (including, $4,618 to ABI), $1,298 for compensation to sales personnel, and $5,965 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Equity Income's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $312,540, which constituted ..30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $262,027. Of the $574,567 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $4 was spent on advertising, $621 on the printing and mailing of prospectuses for persons other than current shareholders, $439,565 for compensation to broker-dealers and other financial intermediaries (including, $91,752 to ABI), $14,148 for compensation to sales personnel, and $120,229 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Equity Income's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $171,324, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $43,848 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $0 was spent on advertising, $110 on the printing and mailing of prospectuses for persons other than current shareholders, $39,786 for compensation to broker-dealers and other financial intermediaries (including, $2,666 to ABI), $481 for compensation to sales personnel, $3,471 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $127,476 was used to offset the distribution service fees paid in prior years.

            During Equity Income's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $283,975, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $57,629. Of the $341,604 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $7 was spent on advertising, $159 on the printing and mailing of prospectuses for persons other than current shareholders, $317,157 for compensation to broker-dealers and other financial intermediaries (including, $15,650 to ABI), $3,592 for compensation to sales personnel, $20,689 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

            During Equity Income's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $10,674, which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $36,945. Of the $47,619 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $10 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $29,600 for compensation to financial intermediaries (including $10,907 to ABI), $2,855 for compensation to sales personnel, $15,154 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class R shares financing, and $0 may be used to offset the distribution service fees paid in future years.

            During Equity Income's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $4,989, which constituted ..25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $35,671. Of the $40,660 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $9 was spent on advertising, $153 on the printing and mailing of prospectuses for persons other than current shareholders, $21,211 for compensation to broker-dealers and other financial intermediaries (including, $11,725 to ABI), $5,295 for compensation to sales personnel, $13,992 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class K shares financing, and $0 may be used to offset the distribution service fees paid in future years.

            During Global Real Estate's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $227,642, which constituted ..30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $224,362. Of the $452,004 paid by the Fund and the Adviser under the Plan with respect to the Class A shares, $13 was spent on advertising, $391 on the printing and mailing of prospectuses for persons other than current shareholders, $335,040 for compensation to broker-dealers and other financial intermediaries (including, $75,664 to ABI), $19,056 for compensation to sales personnel, and $97,504 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

            During Global Real Estate's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $75,592, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $30,075 paid by the Fund and the Adviser under the Plan with respect to the Class B shares, $1 was spent on advertising, $24 on the printing and mailing of prospectuses for persons other than current shareholders, $27,571 for compensation to broker-dealers and other financial intermediaries (including, $1,665 to ABI), $333 for compensation to sales personnel, $2,146 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $45,517 was used to offset the distribution services fees paid in prior years.

            During Global Real Estate's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $200,537, which constituted 1.00%, annualized of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $37,385. Of the $237,922 paid by the Fund and the Adviser under the Plan with respect to the Class C shares, $0 was spent on advertising, $34 on the printing and mailing of prospectuses for persons other than current shareholders, $216,454 for compensation to broker-dealers and other financial intermediaries (including, $14,286 to ABI), $2,960 for compensation to sales personnel, $18,474 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

            During Global Real Estate's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $26,859, which constituted ..50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $48,804. Of the $75,663 paid by the Fund and the Adviser under the Plan with respect to the Class R shares, $7 was spent on advertising, $78 on the printing and mailing of prospectuses for persons other than current shareholders, $51,960 for compensation to financial intermediaries (including $15,355 to ABI), $3,776 for compensation to sales personnel, $19,842 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R shares financing.

            During Global Real Estate's fiscal year ended November 30, 2010, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $18,077, which constituted ..25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $29,653. Of the $47,730 paid by the Fund and the Adviser under the Plan with respect to the Class K shares, $7 was spent on advertising, $42 on the printing and mailing of prospectuses for persons other than current shareholders, $33,561 for compensation to broker-dealers and other financial intermediaries (including, $9,189 to ABI), $2,141 for compensation to sales personnel, $11,979 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and the Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.


            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B, Class C, Class R and Class K shares of each Fund, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.


            Unreimbursed distribution expenses incurred as of each Fund's most recent fiscal year ended November 30, 2010 and carried over for reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund were as follows:


--------------------  ----------------------------------------------------------


                     AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED OVER (AS A PERCENTAGE OF THE CLASS' NET ASSETS)
                      ------------------
--------------------------------------------------------------------------------
                      CLASS B       CLASS C       CLASS R      CLASS K
--------------------------------------------------------------------------------
Value Fund            $480,443      $833,022      $117,047     $47,607
                      (4.72%)       (3.77%)       (3.41%)      (0.94%)

--------------------------------------------------------------------------------
Small/Mid Cap Value   $104,788      $2,343,651    $787,272     $257,011
                      (10.22%)      (11.62%)      (10.85%)     (10.62%)

--------------------------------------------------------------------------------
International Value   $2,205,203    $5,798,787    $1,883,698   $2,094,053
                      (4.07%)       (2.56%)       (2.65%)      (1.59%)

--------------------------------------------------------------------------------
Global Value          $91,932       $474,247      $151,499     $25,721
                      (2.56%)       (7.46%)       (8.81%)      (1.64%)

--------------------------------------------------------------------------------
Growth and Income     $21,009,906   $10,227,138   $152,208     $51,619
                      (22.57%)      (5.43%)       (5.93%)      (1.82%)

--------------------------------------------------------------------------------
Core Opportunities    $83,199       $1,646,527    $163,727     $31,026
                        (.50%)      (9.22%)       (86.07%)     (7.95%)

--------------------------------------------------------------------------------
Balanced Shares       $1,778,073    $3,024,031    $340,756     $220,085
                      (2.25%)       (4.03%)       (5.33%)      (7.80%)

--------------------------------------------------------------------------------
Equity Income         $6,095,961    $2,214,107    $84,799      $95,725
                      (43.12%)      (7.62%)       (2.76%)      (2.55%)

--------------------------------------------------------------------------------
Global Real Estate    $9,054,203    $2,123,151    $144,839     $73,607
                      (138.62%)     (10.29%)      (2.34%)      (.91%)

--------------------------------------------------------------------------------




Transfer Agency Agreement
-------------------------


            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares of each Fund is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended October 31, 2010 for Growth and Income and for the fiscal year ended November 30, 2010 for Value Fund, Small/Mid Cap Value, International Value, Global Value, Core Opportunities, Balanced Shares, Equity Income and Global Real Estate, the Fund paid ABIS $2,313,733, $384,910, $814,496, $2,121,488, $82,877, $184,132,
$587,259, $180,724, and $155,419, respectively, for transfer agency services.


            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to ..25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Fund, they are included in the Funds' Prospectus in the Fund expense tables under "Fees and Expenses of the Fund". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

            The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.


            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2010 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Funds' website at www.AllianceBernstein.com; or both; and (ii) on the SEC's website at www.sec.gov.


--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------


            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.


General
-------

            Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"),to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            The Funds' Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage.


            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


      o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short -term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to a Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


      o Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).


            Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive or Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid an initial sales charge or the shares are subject to CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

            Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

Purchase of Shares
------------------

            Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Fund is their NAV, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the per share is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAV of the various classes of shares of each Fund are expected to be substantially the same. However, the NAV of the Class B, Class C and Class R shares of each Fund will generally be slightly lower than the NAV of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.


            A Fund may, at its sole option, accept securities as payment for shares of the Fund if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.


            Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund's shares will be shown on the books of that Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of that Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.


            Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, have the same rights and are identical in all respects, except that (i) Class A shares of each Fund bear the expense of CDSC and Class B and Class C shares of each Fund bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Fund each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Fund, and Class I shares and Advisor Class shares do not bear such a fee (iii) Class B shares and Class C shares of each Fund bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B shareholders of that Fund because the Class B shares convert to Class A shares under certain circumstances and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.


            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects the hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares of a Fund would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.


            During Value Fund's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $53,518, $75,523 and $161,226, respectively. Of these amounts, ABI received $2,180, $3,158 and $5,299 respectively, during fiscal years 2010, 2009 and 2008, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, ABI received CDSCs of $3,488, $4,899 and $6,189, respectively, on Class A shares, $10,254, $13,664 and $46,386, respectively, on Class B shares and $820, $2,409 and $8,170, respectively, on Class C shares.

            During Small/Mid Cap Value's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, ,the aggregate amount of underwriting commission payable with respect to shares of the Fund was $562,551, $243,752 and $447,090 respectively. Of these amounts, ABI received $16,808, $6,040 and $16,317, respectively, during fiscal years 2010, 2009 and 2008, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, ABI received CDSCs of $12,811, $7,927 and $20,773, respectively, on Class A shares, $21,109, $6,675 and $85,334, respectively, on Class B shares and $10,397, $7,581 and $25,288, respectively, on Class C shares.

            During International Value's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $398,127, $728,446 and $2,452,863, respectively. Of these amounts, ABI received $8,662, $12,055 and $73,095, respectively, during fiscal years 2010, 2009 and 2008, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, ABI received CDSCs of $26,142, $115,131 and $88,847, respectively, on Class A shares, $100,289, $177,812 and $368,981, respectively, on Class B shares and $16,866, $62,842 and $337,826, respectively, on Class C shares.

            During Global Value's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $24,379, $26,230 and $73,159, respectively. Of these amounts, ABI received $1,291, $1,062 and $3,622, respectively, during fiscal years 2010, 2009 and 2008, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, ABI received CDSCs of $620, $369 and $4,704, respectively, on Class A shares, $9,544, $11,268 and $22,153, respectively, on Class B shares and $704, $758 and $6,250, respectively, on Class C shares.

            During Growth and Income's fiscal years ended October 31, 2010, October 31, 2009 and 2008 the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $269,315, $311,732 and $597,238, respectively. Of that amount, ABI received the amounts of $11,589, $12,591, and $20,907, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended October 31, 2010, October 31, 2009 and 2008, ABI received CDSCs of $8,481, $59,591 and $37,816, respectively, on Class A shares, $69,979, $94,711 and $198,309, respectively, on Class B shares, and $3,926 $5,883 and $19,522, respectively, on Class C shares.

            During Core Opportunities' fiscal years ended November 30, 2010, November 30, 2009 and 2008, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $71,496, $45,046 and $70,563, respectively. Of that amount ABI received the amount of $4,011, $1,913 and $2,677, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal year ended November 30, 2008, ABI received CDSCs of $2,631 on Class A shares, $17,318 on Class B shares, and $691 on Class C shares. During the Fund's fiscal year ended November 30, 2009, ABI received CDSCs of $646 on Class A shares, $13,241 on Class B shares, and $1,094 on Class C shares. During the Fund's fiscal year ended November 30, 2010, ABI received CDSCs of $2,418 on Class A shares, $8,107 on Class B shares, and $1,953 on Class C shares.

            During Balanced Shares' fiscal years ended November 30, 2010, 2009 and 2008, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $201,985, $200,519 and $398,350, respectively. Of that amount ABI received the amounts of $7,977, $7,634, and $13,735, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended November 30, 2010, 2009, and 2008, ABI received CDSCs of $5,302,$7,258 and $57,014, respectively, on Class A shares, $34,350, $66,174, and $182,970 respectively, on Class B shares, and $1,578 $2,235 and $14,225 respectively, on Class C shares.

            During Equity Income's fiscal years ended November 30, 2010, 2009 and 2008, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $189,967, $79,171 and $336,570, respectively. Of that amount, ABI received the amount of $16,806, $3,738 and $17,954, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was accordingly retained by ABI). During the Fund's fiscal years ended November 30, 2010, 2009, and 2009, ABI received CDSCs of $1,591, $1,178 and $18,384, respectively, on Class A shares, $19,645, $27,665, and $49,953, respectively, on Class B shares, and $2,232, $2,603 and $9,698, respectively, on Class C shares.

            During Global Real Estate's fiscal years ended November 30, 2010, 2009, and 2008, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $95,932, $51,023 and $127,081, respectively. Of that amount, ABI received $4,457, $2,169 and $5,307, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal year ended November 30, 2010, ABI received $839, $3,151 and $2,047 in CDSCs on Class A, Class B and Class C shares, respectively. During the Fund's fiscal year ended November 30, 2009, ABI received $1,637, $5,339 and $824 in CDSCs on Class A, Class B and Class C shares, respectively. During the Fund's fiscal year ended November 30, 2008, ABI received $1,350, $18,922 and $6,800 in CDSCs on Class A, Class B and Class C shares, respectively.


Class A Shares
--------------

            The public offering price of Class A shares of a Fund is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                  Discount or
                                                                  Commission
                                                                  to Dealers
                                  As % of Net   As % of the       or Agents
Amount of                         Amount        Public Offering   as % of
Purchase                          Invested      Price             Offering Price
---------                         ----------    -----------       --------------

Up to $100,000                     4.44%             4.25%             4.00%
$100,000 up to $250,000            3.36              3.25              3.00
$250,000 up to $500,000            2.30              2.25              2.00
$500,000 up to $1,000,000*         1.78              1.75              1.50

--------
* There is no initial sales charge on transactions of $1,000,000 or more.


            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge".

            No initial sales charge is imposed on Class A shares of a Fund issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares-Conversion Feature". The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

            (v) certain retirement plan accounts, as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"; and


            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.


Class B Shares
--------------


            Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Funds' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.


            Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A, Class B shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares of a Fund to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund do not convert to any other class of shares of that Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.

                                        Contingent Deferred Sales Charge for the
                                                       Fund as a
            Year Since Purchase           % of Dollar Amount Subject to Charge
            -------------------           ------------------------------------
            First                                        4.00%
            Second                                       3.00%
            Third                                        2.00%
            Fourth                                       1.00%
            Fifth and thereafter                          None

            In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.


            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vi) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.


Advisor Class Shares
--------------------

            Advisor Class shares of the Funds may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or
(iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Class R Shares
--------------

            Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain related group retirement plans with plan assets of less than $10 million in assets if the sponsor of such plans has at least one group retirement plan with plan assets in excess of $10 million that invests in Class I shares and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            A Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in your Prospectus and this SAI. A Fund are not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charges or CDSCs, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

            It is expected that the Funds will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.


            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs
-------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.


            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase". By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". A "purchase" means a single purchase or concurrent purchases of shares of any AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


            Currently, the AllianceBernstein Mutual Funds include:


AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
         - AllianceBernstein 2000 Retirement Strategy
         - AllianceBernstein 2005 Retirement Strategy
         - AllianceBernstein 2010 Retirement Strategy
         - AllianceBernstein 2015 Retirement Strategy
         - AllianceBernstein 2020 Retirement Strategy
         - AllianceBernstein 2025 Retirement Strategy
         - AllianceBernstein 2030 Retirement Strategy
         - AllianceBernstein 2035 Retirement Strategy
         - AllianceBernstein 2040 Retirement Strategy
         - AllianceBernstein 2045 Retirement Strategy
         - AllianceBernstein 2050 Retirement Strategy
         - AllianceBernstein 2055 Retirement Strategy
         - U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
         - AllianceBernstein Bond Inflation Strategy
         - AllianceBernstein Intermediate Bond Portfolio
         - AllianceBernstein Real Asset Strategy
         - AllianceBernstein Municipal Bond Inflation Strategy AllianceBernstein Cap Fund, Inc.
         - AllianceBernstein Small Cap Growth Portfolio
         - AllianceBernstein U.S. Strategic Research Portfolio
         - AllianceBernstein Market Neutral Strategy - U.S.
         - AllianceBernstein Market Neutral Strategy - Global
         - Alliance Bernstein International Discovery Equity Portfolio AllianceBernstein Core Opportunities Fund, Inc.
AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
         - AllianceBernstein High Income Municipal Portfolio
         - California Portfolio
         - National Portfolio
         - New York Portfolio
AllianceBernstein Municipal Income Fund II
         - Arizona Portfolio
         - Massachusetts Portfolio
         - Michigan Portfolio
         - Minnesota Portfolio
         - New Jersey Portfolio
         - Ohio Portfolio
         - Pennsylvania Portfolio
         - Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
Alliance Bernstein Unconstrained Bond Fund, Inc.
AllianceBernstein Trust
         - AllianceBernstein Global Value Fund
         - AllianceBernstein International Value Fund
         - AllianceBernstein Small/Mid Cap Value Fund
         - AllianceBernstein Value Fund
The AllianceBernstein Portfolios
         - AllianceBernstein Balanced Wealth Strategy
         - AllianceBernstein Conservative Wealth Strategy
         - AllianceBernstein Growth Fund
         - AllianceBernstein Tax-Managed Balanced Wealth Strategy
         - AllianceBernstein Tax-Managed Wealth Appreciation Strategy
         - AllianceBernstein Tax-Managed Conservative Wealth Strategy
         - AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
         - Intermediate California Municipal Portfolio
         - Intermediate Diversified Municipal Portfolio
         - Intermediate New York Municipal Portfolio
         - International Portfolio
         - Overlay A Portfolio
         - Overlay B Portfolio
         - Short Duration Portfolio
         - Tax-Aware Overlay A Portfolio
         - Tax-Aware Overlay B Portfolio
         - Tax-Aware Overlay C Portfolio
         - Tax-Aware Overlay N Portfolio
         - Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:


            (i)   the investor's current purchase;

            (ii) the NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and

            (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse or domestic partner each purchase shares of that Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.


            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.


            Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

            In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

            Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.


            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

            Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder record-keeping and/or transfer agency services.

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------


            In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


            The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend on fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consul disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


      Advisor Group, Inc.
      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Commonwealth Financial Network
      Donegal Securities
      Financial Network Investment Company
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley Smith Barney
      Multi-Financial Securities Corporation
      Northwestern Mutual Investment Services
      PrimeVest Financial Services
      Raymond James
      RBC Wealth Management
      Robert W. Baird
      UBS Financial Services
      Wells Fargo Advisors
      Wells Fargo Investments

            ABI expects that additional firms may be added to this list from time to time.


            Although a Fund may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------


            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.


Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.


            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.


            Payment of the redemption price normally will be made in cash but, at the option of a Fund, may be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. None of the Funds nor the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, the Trust could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

            The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to ABI either directly or through a financial intermediary. None of the Funds nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

General
-------


            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.


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                              SHAREHOLDER SERVICES

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            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement


Automatic Investment Program
----------------------------


            Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their programs despite the $50 monthly minimum.


Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Fund for Advisor class shares of a Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221 5672 before 4:00 p.m., Eastern time, on a Fund business day, as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments (such as the terrorist attacks on September 11, 2001) it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------


            Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of each Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036 as applicable, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.


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                                NET ASSET VALUE

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            The NAV of each Fund is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Board ("Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in accordance with procedures established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) a security listed on the Exchange, on other national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on that day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

            (d) a listed put or call option is valued at the last sale price. If there has been no sale on the relevant business day, the security is valued at the closing bid price on that day;

            (e) a currency option is valued using third party pricing models;

            (f) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (g) a security traded in the over-the-counter market, including a security listed on a national securities exchange whose principal market is over-the-counter (as determined by the Adviser) is valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable source(s);

            (h) a right is valued at the last traded price provided by pricing services;

            (i) a warrant is valued at the last traded price provided by pricing services. In instances when a price can not be obtained through such pricing services warrants will be valued using the last traded price if available or broker bids;

            (j) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines that this method does not represent fair value;

            (k) a fixed-income security is valued on the basis of bid prices provided by a pricing service when the Adviser believes that such prices reflect the fair market value of the security. The prices provided by a pricing service may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing service does not exist for a security or prices for a security are not available from a pricing source, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (l) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing services or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker-dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (m) bank loans are valued on the basis of bid prices provided by a pricing service;

            (n) forward and spot currency pricing is provided by pricing services;

            (o) a swap is valued by the Adviser utilizing various external sources to obtain inputs for variables in pricing models; and

            (p) open-end mutual funds are valued at the closing NAV per share and closed-end funds and exchange-traded funds are valued at the closing market price per share.


            Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


            Subject to its oversight, the Boards have delegated responsibility for valuing that Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the respective Fund. The Valuation Committee values Fund assets as described above.

            Each Fund may suspend the determination of its NAV(and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.


            For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Fund, including the effect and applicability of federal, state, local, foreign, and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund.


            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.


            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.


            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28% through 2012) if such shareholder fails to provide the relevant Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            The backup withholding tax rate will be 28% for amounts paid through December 31, 2012. The backup withholding rate will be 31% for amounts paid after December 31, 2012.


            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund's shares are held as a capital asset, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Foreign Taxes. Investment income received by the Funds from sources within foreign countries may also be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund
-------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.


            Tax Straddles. Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.


            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2010 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.


--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and had adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with a Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.


            A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

            Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, Value Fund incurred brokerage commissions amounting in the aggregate to $672,292, $615,305 and $333,967, respectively. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregated $717,407,900. Brokerage commissions of approximately $342,761 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, Small/Mid Cap Value incurred brokerage commissions amounting in the aggregate to $1,703,159, $1,288,451 and $1,274,523, respectively. The aggregate dollar amount of brokerage commissions paid by the Fund increased materially in 2010 due to an increase in the Fund's assets. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregated $1,358,563,912. Brokerage commissions of approximately $863,791 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, International Value incurred brokerage commissions amounting in the aggregate to $4,408,743, $5,903,812 and $9,508,015, respectively. The aggregate dollar amount of brokerage commissions paid by the Fund decreased materially in 2010 due to more efficient trading practices. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregated $4,271,875,744. Brokerage commissions of approximately $1,545,763 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009, and November 30, 2008, Global Value incurred brokerage commissions amounting in the aggregate to $206,025, $205,106 and $240,438, respectively. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregating $241,131,907, with associated brokerage commissions of approximately $86,647 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended October 31, 2010, October 31, 2009 and 2008 Growth and Income incurred brokerage commissions amounting in the aggregate to $1,991,907, $4,111,442 and $9,601,667. The aggregate dollar amount of brokerage commissions paid by the Fund decreased materially in 2010 due to a decrease in Fund assets and more efficient trading practices. During the fiscal year ended October 31, 2010, transactions in portfolio securities of the Fund aggregated $2,580,951,867. Brokerage commissions of approximately $944,232 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and 2008, Core Opportunities incurred brokerage commissions amounting in the aggregate to $145,167, $275,272 and $1,127,740, respectively. The aggregate dollar amount of brokerage commissions paid by the Fund decreased materially in 2010 due to a decrease in the Fund's assets. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregated $226,244,801. Brokerage commissions of approximately $75,876 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and 2008, Balanced Shares incurred brokerage commissions amounting in the aggregate to $563,203, $1,236,344 and $1,382,944, respectively. The aggregate dollar amount of brokerage commissions paid by the Fund decreased materially in 2010 due to a decrease in the Fund's assets. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregated $722,488,240. Brokerage commissions of approximately $276,269 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and 2008, Equity Income incurred brokerage commissions amounting in the aggregate to $231,669, $188,412 and $225,627, respectively. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregating $440,164,397 with associated brokerage commissions of approximately $37,874 were allocated to persons or firms supplying research services to the Fund or the Adviser.

            During the fiscal years ended November 30, 2010, November 30, 2009 and 2008, Global Real Estate incurred brokerage commissions amounting in the aggregate to $177,987, $142,359 and $189,204, respectively. During the fiscal year ended November 30, 2010, transactions in portfolio securities of the Fund aggregating $178,119,137. Brokerage commissions of approximately $78,315 were allocated to persons or firms supplying research services to the Fund or the Adviser.


            The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser (the "Affiliated Broker"). In such instances, the placement of orders with such brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Broker is an affiliate of the Adviser. With respect to orders placed with the Affiliated Broker for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


            The brokerage transactions engaged in by the Funds with the Affiliated Broker during the most recent fiscal year are set forth below:



                                                                % of Fund's
Fiscal Year                                       % of Fund's   Aggregate Dollar
Ended                               Amount of     Aggregate     Amount of
October 31/                         Brokerage     Brokerage     Brokerage
November 30  Fund                   Commissions   Commissions   Transactions
-----------  ----                   -----------   -----------   ---------------

2010         International Value    $  61,949          1.41%          1.24%
2010         Global Value           $   1,652          0.80%          0.00%
2010         Growth and Income      $  46,028*         2.00%*         0.00%
2010         Balanced Shares        $   6,192**        1.10%**        0.00%
2010         Global Real Estate     $     893           .50%          0.00%

----------

* The percentages of brokerage commissions paid to, and transactions effected through, the Affiliated Broker decreased materially during the most recent fiscal year due to a decrease in the Fund's assets and more efficient trading practices.

** The percentage of brokerage commissions paid to, and effected through, the Affiliated Broker decreased materially during the most recent fiscal year due to a decrease in the Fund's assets.

            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.


Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Fund or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


            In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Funds; (iv) Risk Metrics for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information unless specifically authorized.


--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------


The Trust and the ABT Funds
---------------------------


            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act.


            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.


            The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.


            The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Directors. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

The AB Funds
------------

GROWTH AND INCOME

            Growth and Income was organized as a corporation in Maryland in 1932 under the name "Dividend Shares, Inc.". The name of the Fund became "Alliance Growth and Income Fund" on October 20, 1989 and "AllianceBernstein Growth and Income Fund, Inc." on March 31, 2003.





CORE OPPORTUNITIES

            Core Opportunities was incorporated under the laws of the State of Maryland on July 6, 1999, as "Alliance Disciplined Value Fund, Inc.". The Fund changed its name to "AllianceBernstein Disciplined Value Fund, Inc." on February 28, 2001, to "AllianceBernstein Focused Growth & Income Fund, Inc." on December 15, 2004, and to "AllianceBernstein Core Opportunities Fund, Inc." on March 1, 2010.





BALANCED SHARES

            Balanced Shares is a Maryland corporation organized in 1932. The name of the Fund became "Alliance Balanced Shares" on March 10, 1987, and "AllianceBernstein Balanced Shares, Inc." on March 31, 2003.





EQUITY INCOME

            Equity Income is a Maryland corporation organized in 1980 under the name "Alliance Utility Income Fund, Inc.". The name of the Fund became "AllianceBernstein Utility Income Fund, Inc." on February 28, 2001. The Fund changed its name to "AllianceBernstein Equity Income Fund, Inc." on September 1, 2010.





GLOBAL REAL ESTATE

            Global Real Estate is a Maryland corporation organized in 1996 under the name "Alliance Real Estate Investment Fund, Inc.". The Fund's name was changed to "AllianceBernstein Real Estate Investment Fund, Inc." on February 28, 2001 and became "AllianceBernstein Global Real Estate Investment Fund, Inc." on March 1, 2007.





            It is anticipated that annual shareholder meetings will not be held of the AB Funds; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution and transfer agency expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

ALL FUNDS
---------

Voting Rights
-------------

            Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Directors and the termination of the Funds and on other matters submitted to the vote of shareholders.

            The By-Laws of the Funds provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Directors have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Directors may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Plans applicable to each class.

            There will normally be no meetings of shareholders for the purpose of electing Directors except that in accordance with the 1940 Act (i) the Funds will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board.

            Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

Principal Holders
-----------------

            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Fund as of February 4, 2011:







                                                                   No. of            % of
Fund              Name and Address                                 Shares            Class
----              -----------------                                -------           ------
Value Fund
----------

Class A           First Clearing, LLC
                  Special Custody Account for the Exclusive
                  Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                         531,452          6.48%

                  MLPF&S for the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                      1,045,678         12.75%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                         664,212          8.10%

Value Fund
----------

Class B           First Clearing, LLC
                  Special Custody Acct for the Exclusive
                  Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                          84,739          7.85%

                  MLPF&S for the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                        192,189         17.81%

                  National Financial Services LLC
                  For the Exclusive Benefit of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  5th Floor
                  One World Financial Center
                  New York, NY 10281-5503                             79,665          7.38%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                         119,584         11.08%

Value Fund
----------

Class C           Citigroup Global Markets House Account
                  Attn: Cindy Tempesta
                  333 West 34th Street
                  Floor 3
                  New York, NY 10001-2402                            238,163          9.74%

                  First Clearing, LLC
                  Special Custody Acct for the Exclusive
                  Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                         160,005          6.54%

                  MLPF&S for the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                        750,246         30.68%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                         139,164          5.69%

Value Fund
----------

Class R           American United Life Cust
                  FBO AUL American Group Retirement Annuity
                  One American Square
                  P.O. Box 1995
                  Indianapolis, IN 46206-9102                         54,285         14.75%

                  Harford Life Insurance Company
                  Separate Account
                  Attn: UIT Operations
                  P.O. Box 2999
                  Hartford, CT 06104-2999                             77,382         21.03%

                  ING
                  Enhance K-Choice
                  Trustee: Reliance Trust Company
                  400 Atrium Drive
                  Somerset, NJ 08873-4162                             28,844          7.84%

                  MG Trust Co Cust FBO
                  Fritch, Inc.
                  700 17th Street
                  Suite 300
                  Denver, CO 80202-3531                               22,569          6.13%

                  MG Trust Co Cust FBO
                  Specialized Construction Inc.
                  700 17th Street
                  Suite 300
                  Denver, CO 80202-3531                               22,984          6.25%

                  MLPF&S For the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                         57,973         15.76%

Value Fund
----------

Class K           Orchard Trust Company LLC TTEE Cust
                  Chastang Enterprises Inc. 401K PL
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111                         37,765          7.00%

                  Orchard Trust Company LLC TTEE Cust
                  Crystal Steel 401K Plan
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    33,386          6.19%

                  Orchard Trust Company LLC TTEE Cust
                  Informa Fin Infor Inc Def Comp Pl
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111                         37,303          6.92%

                  Orchard Trust Company LLC TTEE Cust
                  Minnesota Surgical Associates PA
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    52,972          9.83%

                  Orchard Trust Company LLC TTEE Cust
                  Muncie Surgical Associates Inc PSP
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                   149,713         27.77%

                  Orchard Trust Company LLC TTEE Cust
                  FBO TS Corum USA LLC
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    27,747          5.15%

                  Randall J. Lewis Anthony S Unger
                  & Richard W Barth MD's PC PS 401K
                  2021 K St. NW, Suite 400
                  Washington, DC 20006-1009                           34,029          6.31%

Value Fund
----------

Class I           MLPF&S for the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                        223,254         85.54%

                  Nationwide Trust Company FSB
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                             29,173         11.18%

Value Fund
----------

Advisor Class     CollegeBound Fund
                  AllianceBernstein Value Fund
                  Customized Allocation
                  1345 Avenue of the Americas
                  New York, NY 10105-0302                          3,851,906         10.45%






                                                                   No. of            % of
Fund              Name and Address                                 Shares            Class
----              -----------------                                -------           ------

Small/Mid Cap
Value
------------

Class A           MLPF&S for the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                      2,749,405          7.65%

                  National Financial Services LLC
                  For the Exclusive Benefit of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  One World Financial Center
                  New York, NY 10281-5503                          2,602,106          7.24%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                       2,375,765          6.61%

Small/Mid Cap
Value
------------

Class B           First Clearing, LLC
                  Special Custody Acct for the Exclusive
                  Benefit of Customers
                  2801 Market Street
                  Saint Louis, MO 63103-2523                         216,806          7.76%

                  MLPF&S for the Sole Benefit
                  of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                        579,387         20.74%

                  National Financial Services LLC
                  For the Exclusive Benefit of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  One World Financial Center
                  New York, NY 10281-5503                            231,809          8.30%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                         278,742          9.98%

Small/Mid Cap
Value
------------

Class C           First Clearing, LLC
                  Special Custody Acct for the Exclusive
                  Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                         763,256          8.04%

                  MLPF&S
                  For the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                      2,092,467         22.04%

                  Morgan Stanley Smith Barney
                  Harborside Financial Center
                  Plaza II 3rd Floor
                  Jersey City, NJ 07311                              575,575          6.06%

                  National Financial Services LLC
                  For the Exclusive Benefit of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  One World Financial Center
                  New York, NY 10281-5503                          1,297,958         13.67%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                         651,321          6.86%

Small/Mid Cap
Value
------------

Class R           Hartford Life Insurance Company Separate
                  Account
                  Attn: UIT Operations
                  P.O. Box 2999
                  Hartford, CT 06104-2999                          1,266,490         20.34%

                  MLPF&S For the Sole Benefit
                  Of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246-6484
                                                                     588,594          9.45%

                  Minnesota Life Separate Account
                  (An Insurance Co Exempt Gr Annuity)
                  400 Robert Street North
                  Saint Paul, MN 55101-2037                          458,670          7.37%

                  State Street Corporation TTEE
                  C/F ADP Access
                  1 Lincoln Street
                  Boston, MA 02111-2901                              377,850          6.07%

Small/Mid Cap
Value
------------

Class K           AIG Retirement Services Company
                  FBO AIGFSB Cust TTEE FBO
                  Kelsey-Seybold Health System
                  2929 Allen Parkway A6-20
                  Houston, TX 77019-2155                             172,946          6.99%

                  Nationwide Trust Company FSB
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                            499,062         20.16%

                  Nationwide Life Insurance Company
                  QPVA
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                            291,104         11.76%

Small/Mid Cap
Value
------------

Class I           City National Bank Cust.
                  P.O. Box 60520
                  Los Angeles, CA 90060-0520                         915,194          7.33%

                  ING National Trust
                  As Trustee Or Custodian
                  For Core Market Retirement Plans
                  1 Heritage Drive
                  North Quincy, MA 02171-2105                      1,608,662         12.89%

                  JP Morgan Chase Bank As TTEE FBO
                  Hospira 401(K) Retirement Savings Plan
                  C/O JP Morgan RPS MGMT RPTG Team
                  9300 Ward Parkway
                  Kansas City, MO 64114-3317                       1,524,174         12.21%

                  MLPF&S For the Sole Benefit
                  Of Its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246-6484                      2,278,312         18.25%

                  MAC & Co.
                  FBO Mercer
                  Attn: Mutual Fund Operations
                  P.O. Box 3198
                  525 William Penn Place
                  Pittsburgh, PA 15230-3198                        2,622,682         21.01%

Small/Mid Cap
Value
------------

Advisor Class     CollegeBound Fund
                  CBF - AllianceBernstein Small Cap
                  Customized Allocation 529 Plan
                  1345 Avenue of the Americas
                  New York, NY  10105-0302                         2,255,589         13.59%

                  MAC & Co.
                  Attn: Mutual Fund Ops
                  P.O. Box 3198
                  Pittsburgh, PA 15230-3198                        1,315,584          7.93%
                  MLPF&S For the Sole Benefit
                  Of Its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246-6484                      2,284,473         13.76%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                       1,322,778          7.97%






                                                                   No. of            % of
Fund              Name and Address                                 Shares            Class
----              -----------------                                -------           ------

International
Value
-------------

Class A           MLPF&S for the Sole Benefit of its
                  Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                       5,915,302         8.78%

                  Morgan Stanley Smith Barney
                  Harborside Financial Center
                  Plaza II
                  3rd Floor
                  Jersey City, NJ 07311                             9,686,661        14.37%

                  National Financial Services LLC
                  For the Exclusive Benefit
                  Of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  5th Floor
                  One World Financial Center
                  New York, NY 10281-5503                           6,131,768         9.10%

International
Value
-------------

Class B           Citigroup Global Markets House
                  Account
                  Attn: Cindy Tempesta
                  333 West 34th Street
                  Floor 3
                  New York, NY 10001-2402                             399,349        10.04%

                  First Clearing, LLC
                  Special Custody Acct for the
                  Exclusive Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                          524,759        13.19%

                  MLPF&S for the Sole Benefit of its
                  Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                         781,438        19.64%

                  Morgan Stanley Smith Barney
                  Harborside Financial Center
                  Plaza II
                  3rd Floor
                  Jersey City, NJ 07311                               263,069         6.61%

                  National Financial Services LLC
                  For the Exclusive Benefit
                  Of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  5th Floor
                  One World Financial Center
                  New York, NY 10281-5503                             284,546         7.15%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                          313,684         7.89%

International
Value
-------------

Class C           Citigroup Global Markets House
                  Account
                  Attn: Cindy Tempesta
                  333 West 34th Street
                  Floor 3
                  New York, NY 10001-2402                           2,343,157        14.19%

                  First Clearing, LLC
                  Special Custody Account for the
                  Exclusive Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                        1,144,793         6.93%

                  MLPF&S
                  For the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                       4,889,483        29.62%

                  Morgan Stanley Smith Barney
                  Harborside Financial Center
                  Plaza II
                  3rd Floor
                  Jersey City, NJ 07311                             1,254,759         7.60%

International
Value
-------------

Class R           Hartford Life Insurance Company
                  Separate Account
                  Attn: UIT Operations
                  P.O. Box 2999
                  Hartford, CT 06104-2999                           1,447,570        27.67%

                  MLPF&S For the Sole Benefit
                  Of Its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246-6484                         915,546        17.50%

International
Value
-------------

Class K           Nationwide Trust Company FSB
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                           3,456,418        35.84%

                  Nationwide Life Insurance Company
                  QPVA
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                             589,213         6.11%

                  PRIAC Cust
                  FBO Various Retirement Plans
                  Invest Prod & Adv Serv
                  280 Trumbull Street
                  One Commercial Plaza
                  Hartford, CT 06103-3509                           2,347,747        24.35%

                  State of Florida Employees
                  Deferred Comp Plan
                  FBO Participating Employees
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                           1,388,850        14.40%

International
Value
-------------

Class I           MAC & Co.
                  Attn: Mutual Funds OPS
                  P.O. Box 3198
                  Pittsburgh, PA 15230-3198                         1,821,896         7.51%

International
Value
-------------

Class I           NFS LLC FEBO
                  Northern Trust Co.
                  P.O. Box 92956
                  Chicago, IL 60675-0001                            3,273,544        13.50%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712                       1,680,304         6.93%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712                       1,938,434         7.99%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712                       3,955,665        16.31%

                  Wilmington Trust RISC TTEE
                  FBO CTGR-International Equity
                  (Artisan/Preferred)
                  P.O. Box 52129
                  Phoenix, AZ 85072-2129                            1,234,571         5.09%

International
Value
-------------

Advisor Class     Citigroup Global Markets
                  333 West 34th Street - 3rd Floor
                  New York, NY  10001-2402                         12,492,912        23.26%

                  CollegeBound Fund
                  CBF-AllianceBernstein Inter. Value
                  Customized Allocation 529 Plan
                  1345 Avenue of the Americas
                  New York, NY 10105-0302                           3,360,966         6.26%

                  First Clearing, LLC
                  Special Custody Account for the
                  Exclusive Benefit of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                        9,938,206        18.51%

                  MLPF&S For the Sole Benefit
                  Of Its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  2nd Floor
                  Jacksonville, FL 32246-6484                       4,083,690         7.60%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, NJ 07303-2052                        3,805,357         7.09%




                                                                   No. of            % of
Fund              Name and Address                                 Shares            Class
----              -----------------                                -------           ------



Global Value
------------

Class A           First Clearing, LLC
                  Special Custody Acct for the Exclusive Benefit
                  of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                         192,239          6.61%

                  MLPF&S for the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                        185,350          6.37%

                  National Financial Services LLC
                  For the Exclusive Benefit of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty Street
                  5th Floor
                  One World Financial Center
                  New York, NY 10281-5503                            249,027          8.56%

Global Value
------------

Class B           Citigroup Global Markets House Account
                  Attn: Cindy Tempesta
                  333 West 34th Street
                  Floor 3
                  New York, NY 10001-2402                             40,218         10.32%

                  First Clearing, LLC
                  Special Custody Acct for the Exclusive Benefit
                  of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                          29,270          7.51%

                  MLPF&S
                  For the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32246-6484                         85,611         21.98%

Global Value
------------

Class B           National Financial Services LLC
                  For the Exclusive Benefit of Our Customers
                  Attn: Mutual Funds Dept.
                  200 Liberty St.
                  5th Floor
                  One World Financial Center
                  New York, NY 10281-5503                             29,666          7.62%

                  Pershing LLC
                  P.O. Box 2052
                  Jersey City, N.J.                                   22,737          5.84%

Global Value
------------

Class C           Citigroup Global Markets House Account
                  Attn: Cindy Tempesta
                  333 West 34th Street
                  Floor 3
                  New York, NY 10001-2402                             69,680          9.86%

                  First Clearing, LLC
                  Special Custody Acct for the Exclusive Benefit
                  of Customer
                  2801 Market Street
                  Saint Louis, MO 63103-2523                          96,394         13.64%

                  MLPF&S
                  For the Sole Benefit of its Customers
                  Attn: Fund Admin
                  4800 Deer Lake Drive East
                  Floor 2
                  Jacksonville, FL 32446-6484                        111,327         15.75%

                  Morgan Stanley Smith Barney
                  Harborside Financial Center
                  Plaza II, 3rd Floor
                  Jersey City, NJ 07311                               61,544          8.71%

Global Value
------------

Class R           American United Life Cust
                  FBO AUL American Group Retirement Annuity
                  One American Square
                  P.O. Box 1995
                  Indianapolis, IN 46206-9102                         38,240         23.46%

                  American United Life Cust FBO
                  American United Trust
                  One American Square
                  P.O. Box 1995
                  Indianapolis, IN 46206-9102                         12,085          7.42%

                  Capital Bank & Trust Company Cust
                  FBO Advanced Analogic Technologies Inc.
                  401K Plan
                  C/O PlanPremier/FASCORE LLC
                  8515 E Orchard Rd 2T2
                  Greenwood Village, CO 80111-5002                    10,434          6.40%

                  GPC Securities Inc.
                  Agent For Reliance Trust Company
                  FBO UTC 401(K) Profit Sharing Plan
                  P.O. Box 79377
                  Atlanta, GA 30357-7377                              11,474          7.04%

                  Hartford Life Insurance Company
                  Separate Account
                  Attn: UIT Operations
                  P.O. Box 2999
                  Hartford, CT 06104-2999                             26,878         16.49%

                  ING
                  Enhanced K-Choice
                  Trustee: Reliance Trust Company
                  400 Atrium Drive
                  Somerset, NJ 08873-4162                             25,547         15.68%

                  State Street Bank & Trust
                  FBO ADP/MSDW Alliance
                  Attn: Ralph Campbell
                  105 Rosemont Road
                  Westwood, MA 02090-2318                              9,139          5.61%

Global Value
------------

Class K           Nationwide Trust Company FSB
                  C/O IPO Portfolio Accounting
                  P.O. Box 182029
                  Columbus, OH 43218-2029                             13,725          7.81%

                  Orchard Trust Company LLC TTEE Cust
                  Cohen Pontai Lieberman & Pavane
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    36,235         20.62%

                  Orchard Trust Company LLC TTEE Cust
                  FBO TS-Arion Systems Inc PSP
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    14,336          8.16%

                  Orchard Trust Co. LLC TTEE
                  FBO Keane and Beane PC 401K
                  C/O Fascore LLC
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    17,239          9.81%

                  Orchard Trust Co. LLC TTEE
                  FBO Aronson Security Group Inc
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    18,541         10.55%

                  Orchard Trust Co. LLC TTEE
                  FBO Sperber Denenberg & Kahan
                  PC Profit Sharing Plan
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    10,643          6.06%

                  Orchard Trust Co. LLC TTEE
                  FBO Wright Ginsberg Brusilow PC
                  401K PSP
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                    17,428          9.92%

Global Value
------------

Class I           Orchard Trust Company LLC TTEE Cust
                  George Little Mgmt LLC 401K PSP
                  8515 E. Orchard Road 2T2
                  Greenwood Village, CO 80111-5002                   145,493          5.61%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712                        960,466         37.02%

                  Sanford Bernstein & Co. LLC
                  1 N. Lexington Ave.
                  White Plains, NY 10601-1712                      1,385,185         53.39%

Global Value
------------

Advisor Class     City National Bank
                  FBO Irell & Manella
                  Profit Sharing Plan
                  P.O. Box 60520
                  Los Angeles, CA 90060-0520                         620,379          9.73%

                  Orchard Trust Co. LLC TTEE
                  FBO Fragomen Del Ray Bernsen & Loewy LLP
                  8515 E. Orchard Rd # 2T2
                  Greenwood Village, CO 80111-5002                   574,361          9.00%

                  PIMS/Prudential Retirement
                  As Nominee for the TTEE/Cust
                  AllianceBernstein L.P.
                  1345 Avenue of the Americas
                  11th Floor
                  New York, NY 10105-0302                          1,993,597         31.25%




                                                                          No. of        % of
Fund                  Name and Address                                    Shares        Class
----                  -----------------                                   -------       ------



Growth and Income
-----------------

Class A               First Clearing, LLC
                      Special Custody Acct For the Exclusive Benefit
                      of Customer
                      2801 Market St.
                      Saint Louis, MO 63103-2523                          28,489,913     8.39%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      Floor 2
                      Jacksonville, FL 32246-6484                         34,497,240    10.15%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our Customers
                      Attn: Mutual Funds Dept.
                      200 Liberty Street, 5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                             21,565,087     6.35%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                          19,641,629     5.78%

                      State Street Corporation TTEE
                      C/F ADP Access
                      1 Lincoln Street
                      Boston, MA 02111-2901                               21,318,020     6.27%

Growth and Income
-----------------

Class B               First Clearing, LLC
                      Special Custody Acct For the Exclusive Benefit
                      of Customer
                      2801 Market St.
                      Saint Louis, MO 63103-2523                           2,048,105     7.71%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      Floor 2
                      Jacksonville, FL 32246-6484                          2,878,001    10.83%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our Customers
                      Attn: Mutual Funds Dept.
                      200 Liberty Street
                      5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                              2,018,163     7.60%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                           2,494,162     9.39%

Growth and Income
-----------------

Class C               Citigroup Global Markets
                      House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street, Floor 3
                      New York, NY  10001-2402                             5,711,117    10.05%

                      First Clearing, LLC
                      Special Custody Acct For the Exclusive Benefit
                      of Customer
                      2801 Market St.
                      Saint Louis, MO 63103-2523                           6,248,063    11.00%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL  32246-6484                        14,982,679    26.38%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2502
                                                                           3,642,275     6.41%

Growth and Income
-----------------

Class R               GPC Securities Inc
                      Agent for Reliance Trust Company FBO
                      Delstar 401(K) Plan
                      P.O. Box 79377
                      Atlanta, GA 30357-7377                                 132,297    14.87%

                      Hartford Life Insurance Company
                      Separate Account
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT 06104-2999                                161,550    18.16%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL  32246-6484                           184,935    20.78%

                      MG Trust Co Cust FBO
                      Redmon Peyton & Braswell LLP
                      700 17th Street, Suite 300
                      Denver, CO 80202-3531                                   59,563     6.69%

                      MG Trust Co Cust FBO
                      Engines Inc. 401K PS
                      700 17th Street, Suite 300
                      Denver, CO 80202-3531                                   52,404     5.89%

                      MG Trust Co Cust FBO
                      Southern Marketing Affiliates
                      700 17th Street, Suite 300
                      Denver, CO 80202-3531                                   84,490     9.50%

Growth and Income
-----------------

Class K               Gastrointestinal Spec Inc 401K PSP
                      10 Presidential Blvd., Suite 124
                      Bala Cynwyd, PA 19004-1107                              89,963    11.57%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                103,157    13.26%

                      Orchard Trust Company LLC TTEE Cust
                      Chastang Enterprises Inc. 401K PL
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                        46,126     5.93%

                      Orchard Trust Company LLC TTEE Cust
                            John F. Dillon & Co. Employee 401K Plan

                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002
                                                                              53,846     6.92%

                      Orchard Trust Company LLC TTEE Cust
                      Valensi Rose & Magaram
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                       100,751    12.95%

                      Orchard Trust Company LLC TTEE Cust
                      Minnesota Surgical Associates PA
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                       124,876    16.06%

                      Orchard Trust Company LLC TTEE Cust
                      Partnership for a Drug Free America
                      Tax Deferred Annuity Plan
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                        42,211     5.43%

                      Orchard Trust Company LLC TTEE Cust
                      Wilton Bank 401K Plan
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                        44,818     5.76%

                      Paper Source Inc. 401K & Profit Sharing Plan
                      C/F Bill Saracco
                      410 N. Milwaukee Ave.
                      Chicago, IL 60654-5515                                  46,986     6.04%

Growth and Income
-----------------

Class I               AllianceBernstein L.P.
                      Attn: Brent Mather-Seed Acct
                      1 N. Lexington Ave.
                      White Plains, NY 10601-1712                              3,049    99.99%

Growth and Income
-----------------

Advisor Class         Citigroup Global Markets
                      333 West 34th Street
                      3rd Floor
                      New York, NY 10001-2402                              4,451,479    18.15%

                      CollegeBound Fund
                      CBF-Growth & Income
                      Customized Portfolio 529 Plan
                      1345 Avenue of the Americas
                      New York, NY  10105-0302                            13,330,038    54.35%

                      First Clearing, LLC
                      Special Custody Acct for the Exclusive Benefit
                      of Customer
                      2801 Market Street
                      Saint Louis, MO  63103-2523                          1,780,756     7.26%

                      MLPF&S For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL 32246-6484                          1,628,234     6.64%



                                                                       No. of           % of
Fund                  Name and Address                                 Shares           Class
----                  -----------------                                -------          ------

Core Opportunities
------------------

Class A               First Clearing, LLC
                      Special Custody Acct for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                       339,359           5.77%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL 32246-6484                      493,671           8.40%

                      National Financial Services LLC
                      For the Exclusive
                      Benefit of Our Customers
                      Attn: Mutual Funds Dept.
                      200 Liberty Street
                      5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                          480,615           8.18%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                       581,721           9.90%

Core Opportunities
------------------

Class B               First Clearing, LLC
                      Special Custody Account for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                        88,956           5.94%

                      MLPF&S for the Sole Benefit of its Customer
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL 32246-6484                      145,823           9.74%

                      National Financial Services
                      For the Exclusive Benefit of Our Customers
                      Attn: Mutual Funds Dept.
                      200 Liberty Street
                      5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                          131,568           8.79%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                       188,131          12.57%

Core Opportunities
------------------

Class C               First Clearing, LLC
                      Special Custody Account for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                       100,992           5.91%

                      MLPF&S for the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL 32246-6484                      246,759          14.44%

                      National Financial Services
                      For the Exclusive Benefit of Our Customers
                      Attn: Mutual Funds Dept.
                      200 Liberty Street
                      5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                          154,484           9.04%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                       371,703          21.74%

Core Opportunities
------------------

Class R               American United Life Cust FBO
                      American United Trust
                      One American Square
                      P.O. Box 1995
                      Indianapolis, IN 46206-9102                        4,461          23.94%

                      MLPF&S for the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL 32246-6484                        6,721          36.07%

                      Reliance Trust Co Cust
                      FBO Our Community Hospital 401K
                      P.O. Box 48529
                      Atlanta, GA 30362-1529                             3,156          16.93%

Core Opportunities
------------------

Class K               Frontier Trust Co FBO
                      First National Bank & Trust Co of V
                      P.O. Box 10758
                      Fargo, ND 58106-0758                               2,971           9.04%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                            3,571          10.87%

                      Orchard Trust Company LLC TTEE Cust
                      Mansfield Tanick & Cohen PA 401K
                      Profit Sharing Plan
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                   9,093          27.68%

                      Orchard Trust Company LLC TTEE Cust
                      FBO Wright Ginsberg Brusilow PC 401K PSP
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                   2,412           7.34%

                      Orchard Trust Company LLC TTEE Cust
                      Weiss Berzowski Brady LLP
                      8515 E. Orchard Road 2T2
                      Greenwood Village, CO 80111-5002                  14,130          43.02%

Core Opportunities
------------------

Class I               AllianceBernstein L.P
                      Attn: Brent Mather-Seed Acct
                      1 N. Lexington Ave.
                      White Plains, NY 10601-1712                          655          99.45%

Core Opportunities
------------------

Advisor Class         LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA 92150-9046                           2,035          68.08%

                      AllianceBernstein L.P.
                      Attn: Brent Mather-Seed Acct
                      1 N. Lexington Ave.
                      White Plains, NY 10601-1712                          954          31.92%





                                                                       No. of           % of
Fund                  Name and Address                                 Shares           Class
----                  -----------------                                -------          ------



Balanced Shares
---------------

Class A               First Clearing, LLC
                      Special Custody Acct For the Exclusive Benefit
                      of Customer
                      2801 Market St.
                      Saint Louis, MO 63103-2523                       1,676,131         6.25%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      Floor 2
                      Jacksonville, FL 32246-6484                      2,319,380         8.65%

                      National Financial Services LLC
                      For the Exclusive Benefit
                      Of Our Customers
                      Attn: Mutual Funds Dept.
                      200 Liberty St., 5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                          2,233,095         8.33%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                       1,532,436         5.72%

Balanced Shares
---------------

Class B               Citigroup Global Markets
                      House Account
                      Attn: Cindy Tempesta
                      333 W. 34th St.
                      Third Floor
                      New York, NY 10001-2402                            367,172         6.64%

                      First Clearing, LLC
                      Special Custody Acct
                      For the Exclusive Benefit of Customer
                      2801 Market St.
                      Saint Louis, MO 63103-2523                         516,417         9.35%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      Floor 2
                      Jacksonville, FL 32246-6484                        952,568        17.24%

                      National Financial Services LLC
                      For the Exclusive Benefit
                      Of Our Customers
                      Attn: Mutual Funds Dept
                      200 Liberty St., 5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                          1,144,976        20.72%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                         578,415        10.47%

Balanced Shares
---------------

Class C               Citigroup Global Markets
                      House Account
                      Attn: Cindy Tempesta
                      333 W. 34th Street
                      Third Floor
                      New York, NY 10001-2402                            293,388         5.44%

                      First Clearing, LLC
                      Special Custody Acct For the Exclusive Benefit
                      of Customer
                      2801 Market St.
                      Saint Louis, MO 63103-2523                         558,138        10.35%

                      MLPF&S
                      For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr. East
                      Floor 2
                      Jacksonville, FL 32246-6484                      1,464,870        27.16%

                      National Financial Services LLC
                      For the Exclusive Benefit
                      Of Our Customers
                      Attn: Mutual Funds Dept
                      200 Liberty St., 5th Floor
                      One World Financial Center
                      New York, NY 10281-5503                            413,542         7.67%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                         365,265         6.77%

Balanced Shares
---------------

Class R               Hartford Life Insurance Company
                      Separate Account 401
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT 06104-2999                            217,303        45.56%

                      Hartford Securities Distribution Company
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT 06104-2999                             28,492         5.97%

                      MLPF&S For the Sole Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      Floor 2
                      Jacksonville, FL 32246-6484                         56,413        11.83%

                      MG Trust Company Cust FBO
                      Apple Hill Vascular Associates Ltd
                      700 17th St., Suite 300
                      Denver, CO 80202-3531                               49,667        10.41%

                      Reliance Trust Co.
                      FBO Act Nextmed 401K
                      P.O. Box 48529
                      Atlanta, GA 30362-1529                              33,694         7.06%

Balanced Shares
---------------

Class K               AIG Retirement Services Company
                      FBO AIGFSB Cust TTEE FBO ABAG/STARS
                      2929 Allen Parkway A6-20
                      Houston, TX 77019-2155                              10,464         5.69%

                      AIG Retirement Services Company
                      FBO AIGFSB Cust TTEE FBO
                      City of Elk Grove
                      2929 Allen Parkway A6-20
                      Houston, TX 77019-2155                              14,296         7.77%

                      Nationwide Tust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                             54,001        29.36%

                      Selzer Gurvitch Rabin & Obecny
                      401(k) Profit Sharing Plan
                      4416 East West Hwy
                      4th Floor
                      Bethesda, MD 20814-4565                             10,048         5.46%

                      Tom Carbonneau FBO
                      Bolin Agency 401K PSP & Trust
                      2523 Wayzata Blvd., Suite 300
                      Minneapolis, MN 55405-2190                          15,697         8.53%

                      Wachovia Bank FBO
                      Graceway Pharmaceuticals LLC 401k
                      1525 West Wt Harris Blvd.
                      Charlotte, NC 28262-8522                            11,448         6.22%

                      Wilmington Trust Co. Cust
                      FBO EPlan Services Group Trust
                      C/O Mutual Funds
                      4949 S. Syracuse St., Suite 550
                      Denver, CO 80237-2723                               12,448         6.77%

Balanced Shares
---------------

Class I               Orchard Trust Company LLC TTEE Cust
                      Muskegon Surgical Associates PC
                      8515 E. Orchard Rd 2T2
                      Greenwood Village, CO 80111-5002                    53,714        56.00%

                      Orchard Trust Company LLC TTEE Cust
                      Worldwide Dreams Deferred Comp Pl
                      8515 E. Orchard Rd 2T2
                      Greenwood Village, CO 80111-5002                    39,869        41.57%

Balanced Shares
---------------

Advisor Class         American Association For FBO
                      Respiratory Care Emp Ret Pln
                      Attn: Sam P. Giordano
                      9425 North MacArthur Blvd., Suite 100
                      Irving, TX 75063-4725                              171,380         8.09%

                      Medical Consultants PC 401 K Plan
                      Attn: Gary Wangler
                      Personal and Confidential
                      2525 W University Ave., Suite 300
                      Muncie, IN 47303-3400                              283,096        13.37%

                      Orchard Trust Company LLC TTEE Cust
                      FBO Bleakley Platt & Schmidt PSP
                      8515 E. Orchard Rd 2T2
                      Greenwood Village, CO 80111-5002                   115,038         5.43%

                      Orchard Trust Company LLC TTEE
                      FBO Fragomen Del Ray Bernsen & Loewy LLP
                      8515 E. Orchard Rd 2T2
                      Greenwood Village, CO 80111-5002                   382,720        18.07%

                      Providence Ear Nose & Throat Assoc Inc.
                      401K PS Plan
                      Steven W Fisher TTEE
                      2112 Providence Ave.
                      Chester, PA 19013-5507                             133,322         6.30%




                                                                       No. of        % of
Fund                 Name and Address                                  Shares        Class
----                 -----------------                                 -------       ------



Equity Income
-------------

Class A              Citigroup Global Markets
                     House Account
                     Attn: Cindy Tempesta
                     333 W. 34th St.
                     Third Floor
                     New York, NY 10001-2402                           323,767        5.15%

                     First Clearing, LLC
                     Special Custody Acct For the Exclusive Benefit
                     of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523                        403,452        6.41%

                     MLPF&S
                     For the Sole Benefit of its Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East
                     Floor 2
                     Jacksonville, FL 32246-6484                       718,685       11.43%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     Of Our Customers
                     Attn: Mutual Funds Dept.
                     200 Liberty St., 5th Floor
                     One World Fin Ctr
                     New York, NY 10281-5503                           783,506       12.46%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                        675,223       10.74%

Equity Income
-------------

Class B              First Clearing, LLC
                     Special Custody Acct For the Exclusive Benefit
                     of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523                         60,752        9.18%

                     MLPF&S
                     For the Sole Benefit of its Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East
                     Floor 2
                     Jacksonville, FL 32246-6484                       121,191       18.31%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     Of Our Customers
                     Attn: Mutual Funds Dept.
                     200 Liberty St., 5th Floor
                     One World Financial Center
                     New York, NY 10281-5503                            58,894        8.90%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                         79,133       11.96%

Equity Income
-------------

Class C              Citigroup Global Markets
                     House Account
                     Attn: Cindy Tempesta
                     333 W. 34th St.
                     Third Floor
                     New York, NY 10001-2402                           164,985       10.14%

                     First Clearing, LLC
                     Special Custody Acct For the Exclusive Benefit
                     of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523                        148,009        9.10%

                     MLPF&S For the Sole Benefit of its Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr., East
                     Floor 2
                     Jacksonville, FL 32246-6484                       330,669       20.32%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     Of Our Customers
                     Attn: Mutual Funds Dept.
                     200 Liberty St., 5th Floor
                     One World Financial Center
                     New York, NY 10281-5503                           127,704        7.85%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                        114,431        7.03%

Equity Income
-------------

Class R              Capital Bank & Trust Company TTEE F
                     Ashok & Yogini Kathari PSP 401K
                     8515 E. Orchard Rd 2T2
                     Greenwood Village, CO 80111-5002                   29,861       18.59%

                     GPC As Agent For Reliance Trust Company FBO
                     RAM Mechanical Serv Inc. PSP & Trust
                     P.O. Box 79377
                     Atlanta, GA 30357-7377                             12,294        7.65%

                     State Street Bank & Trust
                     FBO ADP/MSDW Alliance
                     Attn: Ralph Campbell
                     105 Rosemont Road
                     Westwood, MA 02090-2318                            11,877        7.39%

                     State Street Corporation TTEE
                     C/F ADP Access
                     1 Lincoln Street
                     Boston, MA 02111-2901                              33,148       20.63%

Equity Income
-------------

Class K              Nationwide Trust Company FSB
                     C/O IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                            44,457       73.73%

                     Orchard Trust Company LLC TTEE Cust
                     Aaronson Dickerson Cohn & Lanzonie
                     APC 401K PSP
                     8515 E. Orchard Rd 2T2
                     Greenwood Village, CO 80111-5002                    3,351        5.56%

                     Orchard Trust Company LLC TTEE Cust
                     FBO Wright Ginsberg Brusilow PC
                     401K PSP
                     8515 E. Orchard Rd 2T2
                     Greenwood Village, CO 80111-5002                    3,258        5.40%

                     Paper Source, Inc. 401K & Profit Sharing Plan
                     C/F Bill Saracco
                     401 N. Milwaukee Ave.
                     Chicago, IL 60654-5515                              5,037        8.35%

Equity Income
-------------

Class I              Nationwide Trust Company FSB
                     C/O IPO Portfolio Accounting
                     P.O. Box 182029
                     Columbus, OH 43218-2029                             3,010       67.41%

                     NFS LLC FEBO
                     Northern Trust TTEE McQuaide Blasko PFT
                     Shrg Non-Stdzd W/401K
                     FBO John A. Snyder
                     108 Elm Road
                     Pennsylvania Furnace, PA 16865-9538                 1,280       28.67%

Equity Income
-------------

Advisor Class        First Clearing, LLC
                     Special Custody Acct For the Exclusive Benefit
                     of Customer
                     2801 Market St.
                     Saint Louis, MO 63103-2523                         50,992       11.01%

                     MLPF&S For the Sole Benefit of its Customers
                     Attn: Fund Admin
                     4800 Deer Lake Dr. East
                     Floor 2
                     Jacksonville, FL 32246-6484                       123,385       26.65%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                         46,168        9.97%

                     Sanford Bernstein & Co. LLC
                     1 N. Lexington Ave.
                     White Plains, N.Y. 10601-1712                      47,730       10.31%




                                                                       No. of        % of
Fund                 Name and Address                                  Shares        Class
----                 -----------------                                 -------       ------

Global Real
Estate
-----------

Class A              First Clearing, LLC
                     Special Custody Account for the
                     Exclusive Benefit of Customer
                     2801 Market Street
                     Saint Louis, MO 63103-2523                        405,378        5.86%

                     MLPF&S for the Sole Benefit of its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East
                     2nd Floor
                     Jacksonville, FL 32246-6484                       749,929       10.84%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     Of Our Customers
                     Attn: Mutual Funds Dept.
                     200 Liberty St., 5th Floor
                     One World Financial Center
                     New York, NY 10281-5503                           431,282        6.23%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                        377,716        5.46%

Global Real
Estate
-----------

Class B              First Clearing, LLC
                     Special Custody Account for the
                     Exclusive Benefit of Customer
                     2801 Market Street
                     Saint Louis, MO 63103-2523                         34,801        6.17%

                     MLPF&S for the Sole Benefit of its
                     Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East
                     2nd Floor
                     Jacksonville, FL 32246-6484                        76,213       13.52%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     Of Our Customers
                     Attn: Mutual Funds Dept.
                     200 Liberty St., 5th Floor
                     One World Financial Center
                     New York, NY 10281-5503                            40,865        7.25%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                         46,111        8.18%

Global Real
Estate
-----------

Class C              First Clearing, LLC
                     Special Custody Account for the
                     Exclusive Benefit of Customer
                     2801 Market Street
                     Saint Louis, MO 63103-2523                        111,244        6.09%

                     MLPF&S
                     For the Sole Benefit of its Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive East
                     2nd Floor
                     Jacksonville, FL 32246-6484                       423,081       23.17%

                     National Financial Services LLC
                     For the Exclusive Benefit
                     Of Our Customers
                     Attn: Mutual Funds Dept.
                     200 Liberty St., 5th Floor
                     One World Financial Center
                     New York, NY 10281-5503                           118,030        6.47%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                        283,472       15.53%

Global Real
Estate
-----------

Class R              State Street Corporation TTEE
                     C/F ADP Access
                     1 Lincoln Street
                     Boston, MA 02111-2901                              63,958       11.08%

Global Real
Estate
-----------

Class K              Orchard Trust Company LLC TTEE Cust
                     AEA Investors LLC 401K Sav Pl
                     8515 E Orchard Rd 2T2
                     Greenwood Village, CO 80111                        47,097        6.78%

                     FIIOC as Agent for Certain Emply
                     Benefit Plans
                     100 Magellan Way KWIC
                     Covington, KY 41015-1987                           40,657       17.45%

                     Group Pension Plan for Employees
                     8515 E. Orchard Road 2T2
                     Greenwood Village, CO 80111-5002                   17,611        7.56%

                     Orchard Trust Company LLC TTEE Cust
                     George Little Mgmt LLC 401K PSP
                     P.O. Box 85484
                     San Diego, CA 92186-5484                           13,118        5.63%

Global Real
Estate
-----------

Class I              Orchard Trust Company LLC TTEE Cust
                     Webcor Builders 401K PSP
                     P.O. Box 85484
                     San Diego, CA 92186-5484                          121,003       51.92%

                     Orchard Trust Company LLC TTEE Cust
                     Worldwide Dreams Deferred Comp PL
                     8515 E. Orchard Rd 2T2
                     Greenwood Village, CO 80111-5002                   18,667        8.01%

                     Wilmington Trust RISC TTEE
                     C/F Bowie Gridley Architects 401K
                     P.O. Box 52129
                     Phoenix, AZ 85072-2129                             11,768        5.05%

Global Real
Estate
-----------

Advisor Class        First Clearing, LLC
                     Special Custody Account for the
                     Exclusive Benefit of Customer
                     2801 Market Street
                     Saint Louis, MO 63103-2523                        104,518       23.90%

                     MLPF&S
                     For the Sole Benefit of its Customers
                     Attn: Fund Admin
                     4800 Deer Lake Drive, East
                     2nd Floor
                     Jacksonville, FL 32246-6484                        38,662        8.84%

                     Morgan Stanley Smith Barney
                     Harborside Financial Center
                     Plaza II, 3rd Floor
                     Jersey City, NJ 07311                              41,827        9.57%

                     Pershing LLC
                     P.O. Box 2052
                     Jersey City, NJ 07303-2052                         53,479       12.23%




Custodian
---------


            State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA, 02111, acts as the custodian for the assets of Value Fund, Small/Mid Cap Value, International Value, Global Value, Growth and Income, Core Opportunities, Balanced Shares and Equity Income Fund but will play no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of each Fund's foreign securities.


            Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian for the assets of Global Real Estate Investment Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, each Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------


            Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for each of the Funds.


Additional Information
----------------------


            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The financial statements of each of Value Fund, Small/Mid Cap Value, International Value, Global Value, Core Opportunities, Global Real Estate, Balanced Shares and Equity Income for the fiscal year ended November 30, 2010 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund's annual report. The annual report for each Fund was filed on Form N-CSR with the SEC on February 7, 2011. Each Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.





            The financial statements of Growth and Income for the fiscal year ended October 31, 2010 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report for the Fund was filed on Form N-CSR with the SEC on January 6, 2011. The Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:
                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction


      As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize shareholder value. We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

      This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both US and non-US securities.


2.    Proxy Policies


      Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, when a company engages in illegal activities or other anti-social behavior, we exercise our proxy voting rights considering such behavior.

      This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


      2.1.  Corporate Governance


            AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the U.S. Securities and Exchange ("SEC") in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.


      2.2.  Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

      2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

      2.4.  Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

      2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

      2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

      2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

      2.8.  Executive Compensation


            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that received funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the SEC took appropriate steps to ensure more complete and transparent disclosure of executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
            it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.


      2.9.  Social and Corporate Responsibility


            These types of shareholder proposals often raise complex and controversial issues that may have both a financial and non-financial effect on the company. They reflect increasing shareholder concern about Socially Responsible Investing, which may include environmental, social and governance-related issues, as well as other forms of responsible investing and proxy voting. These proposals present a special set of challenges because, beyond distinctions between legal and illegal activity, perspectives on social good vary widely, not only across borders but also from shareholder to shareholder.

            Maximizing long-term shareholder value is the overriding concern in considering these proposals, so AllianceBernstein will review and analyze them on a case-by-case basis to determine what effect, if any, they will have on the future earnings of the company. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.    Proxy Voting Procedures

      3.1.  Proxy Voting Committees

            Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

      3.2.  Conflicts of Interest


            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.


      3.3.  Proxies of Certain Non-U.S. Issuers


            Proxy voting in certain countries requires "share blocking". Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.


            In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

      3.4.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

      3.5.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

            [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]


            You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the SEC's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.



SK 00250 0157 1078145

                                     PART C
                               OTHER INFORMATION

Item  28.   Exhibits

            (a)   (1)   Articles of Restatement of Articles of Incorporation
                        dated March 28, 1991 and filed April 1, 1991 -
                        Incorporated by reference to Exhibit 1 to Post-Effective
                        Amendment No. 89 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October
                        31, 1997.

                  (2) Articles Supplementary to Articles of Incorporation of Registrant dated April 30, 1991 and filed May 2, 1991 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 91 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 30, 1998.

                  (3) Certificate of Correction of Articles of Incorporation of Registrant dated April 20, 1993 and filed April 22, 1993 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 91 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 30, 1998.

                  (4) Articles Supplementary to Articles of Incorporation dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 89 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 31, 1997.

                  (5) Articles of Amendment to Articles of Incorporation of Registrant dated April 29, 1993 and filed April 30, 1993
                        - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 91 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 30, 1998.

                  (6) Articles Supplementary to Articles of Incorporation of Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 91 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 30, 1998.

                  (7) Articles of Amendment to Articles of Incorporation of Registrant dated September 9, 1997 and filed September 10, 1997 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 91 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 30, 1998.

                  (8) Articles Supplementary to Articles of Incorporation of Registrant dated May 21, 1998 and filed July 6, 1998 - Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 91 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 30, 1998.

                  (9) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 103 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on August 7, 2003.

                  (10) Articles Supplementary to Articles of Incorporation dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 103 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on August 7, 2003.

                  (11) Articles Supplementary to Articles of Incorporation of Registrant dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 25, 2005.

            (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 109 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 28, 2006.

            (c)   Not applicable.

            (d) Form of Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
                  (d) to Post-Effective Amendment No. 110 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 28, 2007.

            (e)   (1)   Distribution Services Agreement between the Registrant
                        and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No.
                        90 of Registrant's Registration Statement on Form N-1A
                        (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on January 30, 1998.

                  (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 89 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 31, 1997.

                  (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 104 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on October 27, 2003.

                  (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 25, 2005.

                  (5) Form of Amendment to Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
                        (e)(5) to Post-Effective Amendment No. 110 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 28, 2007.

                  (6) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (7) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

                  (8) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (9) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

                  (10) Cooperation Agreement between AllianceBernstein Investments, Inc. (known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

            (f)   Not applicable.


            (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.




            (h)   (1)   Transfer Agency Agreement between the Registrant and
                        AllianceBernstein Investor Services, Inc. (formerly known as Alliance Global Investor Services, Inc.) -
                        Incorporated by reference to Exhibit 9 to Post-Effective
                        Amendment No. 90 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on January
                        30, 1998.

                  (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 110 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 28, 2007.

            (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.


            (j)   (1)   Consent of Independent Registered Public Accounting Firm
                        (KPMG) - Filed herewith.

                  (2) Consent of Independent Registered Public Accounting Firm (E&Y) - Filed herewith.


            (k)   Not applicable.

            (l)   Not applicable.

            (m)   Rule 12b-1 Plan - See Exhibit (e)(2) hereto.

            (n) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 106 of Registrant's Registration Statement on Form N-1A (File Nos. 2-11023 and 811-00126), filed with the Securities and Exchange Commission on February 25, 2005.

            (o)   Reserved.

            (p)   (1)   Code of Ethics for the Fund - Incorporated by reference
                        to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of
                        AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and
                        811-2383), filed with the Securities and Exchange
                        Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

                  (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 15, 2009.

Other Exhibits:


            Powers of Attorney for: John H. Dobkin, Michael J. Downey, William
            H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


Item 29.    Persons Controlled by or under Common Control with Registrant.

            None.

Item 30.    Indemnification.

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, and as set forth in Article SEVENTH of Registrant's Articles of Restatement of Articles of Incorporation, filed as Exhibit (a), Article IX of the Registrant's Amended and Restated By-laws filed as Exhibit (b) and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(2), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article SEVENTH of Registrant's Articles of Restatement of Articles of Incorporation, and Article IX of the Registrant's Amended and Restated By-laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Agreement filed as Exhibit (d) in response to Item 28, as set forth below.

Article SEVENTH of the Registrant's Articles of Restatement of Articles of Incorporation reads as follows:

                        "(8)(d) Nothing herein contained shall protect or
                  purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

                        "(11) A director or officer of the Corporation shall not
                  be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the Investment Company Act of 1940) as currently in effect or as the same may hereafter be amended. No amendment, modification or repeal of this Article SEVENTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal."

      The Investment Advisory Agreement between Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein will be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

      The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading provided that in no event will anything therein contained be so construed as to protect ABI against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder.

Section IX of the Registrant's Amended and Restated By-laws reads as follows:

            To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

            Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      The foregoing summaries are qualified by the entire text of Registrant's Articles of Restatement of Articles of Incorporation, Amended and Restated By-laws, the Investment Advisory Agreement between Registrant and
AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

      The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 31.    Business and Other Connections of Investment Adviser.

            The descriptions of AllianceBernstein L.P. under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

            The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 32.    Principal Underwriters.

            (a) AllianceBernstein Investments, Inc. ("ABI") is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:


               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Core Opportunities Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Equity Income Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Growth Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Small/Mid Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Unconstrained Bond Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios


-----------------------------
1 This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.



                            POSITIONS AND               POSITIONS AND
NAME                        OFFICES WITH UNDERWRITER    OFFICES WITH REGISTRANT
----                        -------------------------   ------------------------

Directors
---------

Robert M. Keith             Director and President      President and Chief
                                                        Executive Officer

Mark R. Manley              Director and Secretary

Officers
--------

Emilie D. Wrapp             Senior Vice President,      Secretary
                            Assistant General Counsel
                            and Assistant Secretary

Audie G. Apple              Senior Vice President

Kenneth F. Barkoff          Senior Vice President

Steven R. Barr              Senior Vice President and
                            Assistant Secretary

Amy I. Belew                Senior Vice President


Laurence H. Bertan          Senior Vice President and
                            Assistant Secretary

Peter G. Callahan           Senior Vice President

Kevin T. Cannon             Senior Vice President

Russell R. Corby            Senior Vice President

John W. Cronin              Senior Vice President

Richard A. Davies           Senior Vice President

John C. Endahl              Senior Vice President

Adam E. Engelhardt          Senior Vice President

John Edward English         Senior Vice President

Edward J. Farrell           Senior Vice President and
                            Controller

Michael Foley               Senior Vice President

Brian D. Gallary            Senior Vice President

Mark D. Gersten             Senior Vice President

Kenneth L. Haman            Senior Vice President

Joseph P. Healy             Senior Vice President

Mary V. Kralis Hoppe        Senior Vice President

Harold Hughes               Senior Vice President

Scott Hutton                Senior Vice President

Robert H. Joseph, Jr.       Senior Vice President and
                            Chief Financial Officer

Ajai M. Kaul                Senior Vice President

Georg Kyd-Rebenburg         Senior Vice President

Eric L. Levinson            Senior Vice President

James M. Liptrot            Senior Vice President and
                             Assistant Controller

William Marsalise           Senior Vice President

Matthew P. Mintzer          Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President,
                            Counsel and Assistant
                            Secretary

Jeffrey A. Nye              Senior Vice President

John J. O'Connor            Senior Vice President

Suchet Padhye (Pandurang)   Senior Vice President

Mark A. Pletts              Senior Vice President

Miguel A. Rozensztroch      Senior Vice President

Stephen C. Scanlon          Senior Vice President

John P. Schmidt             Senior Vice President

Gregory K. Shannahan        Senior Vice President

Elizabeth M. Smith          Senior Vice President

Mark Sullivan               Senior Vice President

Peter J. Szabo              Senior Vice President

Joseph T. Tocyloski         Senior Vice President

Suzanne Ton                 Senior Vice President

Derek Yung                  Senior Vice President

Albert J. Angelus           Vice President

William G. Beagle           Vice President

DeAnna D. Beedy             Vice President

Christopher M. Berenbroick  Vice President

Chris Boeker                Vice President

Brandon W. Born             Vice President

James J. Bracken            Vice President

Richard A. Brink            Vice President

Shaun D. Bromley            Vice President

Brian Buehring              Vice President

Michael A. Capella          Vice President

Alice L. Chan               Vice President

Laura A. Channell           Vice President

Nelson Kin Hung Chow        Vice President

Flora Chuang                Vice President

Peter T. Collins            Vice President

Joseph D. Connell, Jr.      Vice President

Michael C. Conrath          Vice President

Dwight P. Cornell           Vice President

Robert A. Craft             Vice President

Silvio Cruz                 Vice President

John D. Curry               Vice President

Walter F. Czaicki           Vice President

John M. D'Agostino          Vice President

Christine M. Dehil          Vice President

Giuliano De Marchi          Vice President

Darren K. DeSimone          Vice President

Daniel A. Dean              Vice President

Ralph A. DiMeglio           Vice President

Joseph T. Dominguez         Vice President

Kilie A. Donahue            Vice President

Barbara Anne Donovan        Vice President

Robert Dryzgula             Vice President

Daniel Ennis                Vice President

Gregory M. Erwinski         Vice President

Hollie G. Fagan             Vice President

Michael J. Ferraro          Vice President

Matthew G. Fetchko          Vice President

Michael F. Foy              Vice President

Yuko Funato                 Vice President

Kevin T. Gang               Vice President

Mark A. Gessner             Vice President

Mark C. Glatley             Vice President

Stefanie M. Gonzalez        Vice President

Kimberly A. Collins Gorab   Vice President

Tetsuya Hada                Vice President

Brian P. Hanna              Vice President

Kenneth Handler             Vice President

John G. Hansen              Vice President

Terry L. Harris             Vice President

Michael S. Hart             Vice President

Daniel R. Hemberger         Vice President

Oliver Herson               Vice President

Lia A. Horii                Vice President

Vincent Huang               Vice President

Eric S. Indovina            Vice President

Kumar Jagdeo II             Vice President

Tina Kao                    Vice President

Hiroshi Kimura              Vice President

Joseph B. Kolman            Vice President

Scott M. Krauthamer         Vice President

Jeffrey J. Lamb             Vice President

Christopher J. Larkin       Vice President

Chang Hyun Lee              Vice President

Jonathan M. Liang           Vice President

Karen (Yeow Ping) Lim       Vice President

Laurel E. Lindner           Vice President

Edward R. Lupo              Vice President

Jennifer L. Magill          Vice President

Todd Mann                   Vice President

Silvia Manz                 Vice President

Osama Mari                  Vice President

Russell B. Martin           Vice President

Joseph R. McLean            Vice President

Nicola Meotti               Vice President

Yuji Mihashi                Vice President

Bart D. Miller              Vice President

David Mitchell              Vice President

Thomas F. Monnerat          Vice President

Hiroyuki Morishita          Vice President

Troy E. Mosconi             Vice President

Paul S. Moyer               Vice President

Juan Mujica                 Vice President

Jennifer A. Mulhall         Vice President

John F. Multhauf            Vice President

Robert D. Nelms             Vice President

Jamie A. Nieradka           Vice President

Suzanne E. Norman           Vice President

Ian J. O'Brien-Rupert       Vice President

Alex E. Pady                Vice President

David D. Paich              Vice President

Kimchu Perrington           Vice President

Leo J. Peters IV            Vice President

Thomas C. Pfeifer           Vice President

Jeffrey Pietragallo         Vice President

Andrew Prescott             Vice President

Joseph J. Proscia           Vice President

John D. Prosperi            Vice President

Carol H. Rappa              Vice President

Jessie A. Reich             Vice President

Heidi A. Richardson         Vice President

James A. Rie                Vice President

Lauryn A. Rivello           Vice President

Patricia A. Roberts         Vice President

Claudio Rondolini           Vice President

Gregory M. Rosta            Vice President and
                            Assistant Secretary

Craig Schorr                Vice President

Kristin M. Seabold          Vice President

William D. Shockley         Vice President

Praveen K. Singh            Vice President

Karen Sirett                Vice President

John F. Skahan              Vice President

Orlando Soler               Vice President

Daniel L. Stack             Vice President

Jason P. Stevens            Vice President

Peter Stiefel               Vice President

Sharon Su                   Vice President

Atsuko Takeuchi             Vice President

Scott M. Tatum              Vice President

Christopher R. Thabet       Vice President

Jay D. Tini                 Vice President

William Tohme               Vice President

Keri-Ann S. Toritto         Vice President

Laura L. Tocchet            Vice President

Louis L. Tousignant         Vice President

Ming (Ming Kai) Tung        Vice President

Christian G. Wilson         Vice President

Stephen M. Woetzel          Vice President

Chapman Tsan Man Wong       Vice President

Joanna Wong (Chun-Yen)      Vice President

Yoshinari Yagi              Vice President

Isabelle (Hsin-I) Yen       Vice President

Scott D. Zambon             Vice President

Oscar Zarazua               Vice President

Martin J. Zayac             Vice President

Constantin L. Andreae       Assistant Vice President

Steven D. Barbesh           Assistant Vice President

Claudio Roberto Bello       Assistant Vice President

Roy C. Bentzen              Assistant Vice President

Michael A. Bosi             Assistant Vice President

James M. Broderick          Assistant Vive President

Erik Carell                 Assistant Vice President

Christopher J. Carrelha     Assistant Vice President

Helena Carvalho             Assistant Vice President

Naji Choueri                Assistant Vice President

Daisy (Sze Kie) Chung       Assistant Vice President

Christine M. Crowley        Assistant Vice President

Jamila Dalia                Assistant Vice President

Francesca Dattola           Assistant Vice President

Marc J. Della Pia           Assistant Vice President

Arend J. Elston             Assistant Vice President

Robert A. Fiorentino        Assistant Vice President

Cecilia N. Gomes            Assistant Vice President

Friederike Grote            Assistant Vice President

Joseph Haag                 Assistant Vice President

Brian M. Horvath            Assistant Vice President

Sylvia Hsu                  Assistant Vice President

Isabelle Husson             Assistant Vice President

Jang Joong Kim              Assistant Vice President

Junko Kimura                Assistant Vice President

Aaron S. Kravitz            Assistant Vice President

Stephen J. Laffey           Assistant Vice President    Assistant Secretary
                            and Counsel

Edward G. Lamsback          Assistant Vice President

Ginnie Li                   Assistant Vice President

Jim Liu                     Assistant Vice President

David Lyons                 Assistant Vice President

Mark J. Maier               Assistant Vice President

Matthew J. Malvey           Assistant Vice President

David G. Mitchell           Assistant Vice President

William N. Parker           Assistant Vice President

Brian W. Paulson            Assistant Vice President

Steven Pavlovic             Assistant Vice President

Pablo Perez                 Assistant Vice President

Anthony W. Piccola          Assistant Vice President

Jared M. Piche              Assistant Vice President

Cameron V. Polek            Assistant Vice President

Mark A. Quarno              Assistant Vice President

Jennifer B. Robinson        Assistant Vice President

Jennifer R. Rolf            Assistant Vice President

Richard A. Schwam           Assistant Vice President

Michael J. Shavel           Assistant Vice President

Chizu Soga                  Assistant Vice President

Chang Min Song              Assistant Vice President

Susanne Stallkamp           Assistant Vice President

Matthew M. Stebner          Assistant Vice President

Michiyo Tanaka              Assistant Vice President

Miyako Taniguchi            Assistant Vice President

Damaris Torres              Assistant Vice President

Laurence Vandecasteele      Assistant Vice President

Annabelle C. Watson         Assistant Vice President

Wendy Weng                  Assistant Vice President

Jeffrey Western             Assistant Vice President

William Wielgolewski        Assistant Vice President

Colin T. Burke              Assistant Secretary


            (c)   Not Applicable.

Item 33.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrant's custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

Item 34.    Management Services.

            Not applicable.

Item 35.    Undertakings.

            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 1st day of March, 2011.


                                  ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.

                                                     By:  Robert M. Keith*
                                                          ----------------
                                                          Robert M. Keith
                                                          President


            Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title                       Date
---------                      -----                       ----

(1)  Principal Executive
     Officer:


         Robert M. Keith*      President and               March 1, 2011
         ----------------      Chief Executive Officer
         Robert M. Keith



(2)  Principal Financial and
     Accounting Officer:


     /s/ Joseph J. Mantineo    Treasurer and Chief         March 1, 2011
     ----------------------    Financial Officer
         Joseph J. Mantineo


(3)  All of the Directors:


     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Robert M. Keith*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*


*By /s/ Stephen J. Laffey                                  March 1, 2011
    ---------------------
        Stephen J. Laffey
        (Attorney-in-fact)

                               Index to Exhibits
                              ------------------

Exhibit No.             Description of Exhibits
-----------             ------------------------


(i)                     Opinion and Consent of Seward & Kissel LLP

(j)(1)                  Consent of Independent Registered Public Accounting Firm
                        (KPMG)

(j)(2)                  Consent of Independent Registered Public Accounting Firm
                        (E&Y)

Other Exhibits          Powers of Attorney




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